COMBINED PROXY STATEMENT OF

                                 AMSOUTH FUNDS

                           on behalf of its Series:

                        AMSOUTH HIGH QUALITY BOND FUND
                        AMSOUTH FLORIDA TAX-EXEMPT FUND
                   AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND
                       AMSOUTH TENNESSEE TAX-EXEMPT FUND
                        AMSOUTH LIMITED TERM BOND FUND
                     AMSOUTH TAX-EXEMPT MONEY MARKET FUND
           AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
        (each, an "AmSouth Fund" and collectively, the "AmSouth Funds")

           The address and telephone number of each AmSouth Fund is:
                     3435 Stelzer Road, Columbus, OH 43219
                                1-800-451-8382

                                   PROSPECTUS
                  FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                               PIONEER BOND FUND
                     PIONEER FLORIDA TAX FREE INCOME FUND
                         PIONEER TAX FREE INCOME FUND
                        PIONEER SHORT TERM INCOME FUND
                      PIONEER TAX FREE MONEY MARKET FUND

                  FOR CLASS 1, CLASS 2 AND CLASS 3 SHARES OF

                    PIONEER INSTITUTIONAL MONEY MARKET FUND
        (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:
                 60 State Street, Boston, Massachusetts 02109
                                1-800-225-6292

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       SCHEDULED FOR SEPTEMBER 22, 2005

To the Shareholders of the AmSouth Funds:

     A joint special meeting of shareholders (the "Meeting") for each of the AmSouth Funds will be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203, on Thursday, September 22, 2005 at 9:00 a.m., local time, to consider the following:

 1. With respect to each AmSouth Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization applicable to your AmSouth Fund, it will transfer all of its assets to an investment company or a series thereof (each a "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Class A, B and Y shares of the Pioneer Fund (or, in the case of Pioneer Institutional Money Market Fund, Class 1, 2 and 3 shares). Class A, B and Y shares of the Pioneer Fund will be distributed to each AmSouth Fund's shareholders in proportion to their Class A, B and I share holdings on the reorganization date. In the case of Pioneer Institutional Money Market Fund, Class 1, 2 and 3 shares will be distributed in exchange for Institutional Class 1 shares, Institutional Class 2 shares and Institutional Class 3 shares of AmSouth Institutional Prime Obligations Money Market Fund. The Pioneer Fund also will assume, in the case of reorganizations into Pioneer Funds that have previously commenced investment operations, your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value on the closing date at the reorganization and, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities. In the case of certain AmSouth Funds, the Pioneer Fund is an existing mutual fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund. In the case of other AmSouth Funds, the Pioneer Fund is a newly organized mutual fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund. Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become shareholders of the Pioneer Fund. Your board of trustees recommends that you vote FOR this proposal.

 2. Any other business that may properly come before the Meeting.

     Shareholders of record as of the close of business on July 29, 2005 are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your AmSouth Fund may be required to make additional solicitations.

                                           By order of the Board of Trustees,

                                           /s/ Michael C. Daniel

                                           Michael C. Daniel
                                           President

August 22, 2005

                          COMBINED PROXY STATEMENT OF
                                 AMSOUTH FUNDS

                           on behalf of its Series:

                        AMSOUTH HIGH QUALITY BOND FUND
                        AMSOUTH FLORIDA TAX-EXEMPT FUND
                   AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND
                       AMSOUTH TENNESSEE TAX-EXEMPT FUND
                        AMSOUTH LIMITED TERM BOND FUND
                     AMSOUTH TAX-EXEMPT MONEY MARKET FUND
           AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
        (each, an "AmSouth Fund" and collectively, the "AmSouth Funds")

           The address and telephone number of each AmSouth Fund is:
                     3435 Stelzer Road, Columbus, OH 43219
                                1-800-451-8382

                                  PROSPECTUS
                  FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                               PIONEER BOND FUND
                     PIONEER FLORIDA TAX FREE INCOME FUND
                         PIONEER TAX FREE INCOME FUND
                        PIONEER SHORT TERM INCOME FUND
                      PIONEER TAX FREE MONEY MARKET FUND

                  FOR CLASS 1, CLASS 2 AND CLASS 3 SHARES OF

                    PIONEER INSTITUTIONAL MONEY MARKET FUND
         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:
                 60 State Street, Boston, Massachusetts 02109
                                1-800-225-6292

     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any AmSouth Fund or Pioneer Fund (each sometimes referred to herein as a "Fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  INTRODUCTION

     This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated August 22, 2005, is being furnished to shareholders of the AmSouth Funds in connection with the solicitation by the board of trustees (the "Board," or the "Trustees") of the AmSouth Funds of proxies to be used at a joint meeting of shareholders of the AmSouth Funds (the "Meeting") to be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203, on Thursday, September 22, 2005 at 9:00 a.m., local time. The Proxy Statement/Prospectus is being mailed to shareholders of the AmSouth Funds on or about August 24, 2005. Each AmSouth Fund is a series of AmSouth Funds, an open-end management investment company organized as a Massachusetts business trust. Each Pioneer Fund is an open-end management investment company, or a series thereof, organized as a Delaware statutory trust.

     The Proxy Statement/Prospectus contains information you should know before voting on the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each AmSouth Fund into a corresponding Pioneer Fund (each a "Reorganization"). The following table indicates (a) the corresponding Pioneer Fund shares that each AmSouth Fund shareholder would receive if each Plan is approved, (b) which AmSouth Fund shareholders may vote on which proposals and on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. On each proposal, all shareholders of an AmSouth Fund, regardless of the class of shares held, will vote together as a single class. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your AmSouth Fund's Reorganization.

     The Proxy Statement/Prospectus sets forth the information about the Pioneer Fund that a prospective investor ought to know before investing and should be retained for future reference. Additional information about each Pioneer Fund has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information."

-------------------------------------------------------------------------------------------------------------------------
                 AmSouth Fund            Pioneer Fund               Shareholders Entitled to Vote                    Page
-------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(a)   AmSouth High Quality    Pioneer Bond Fund          AmSouth High Quality Bond Fund shareholders         8
                 Bond Fund
-------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(b)   AmSouth Florida Tax-    Pioneer Florida Tax Free   AmSouth Florida Tax-Exempt Fund shareholders       25
                 Exempt Fund             Income Fund
-------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(c)   AmSouth High Quality    Pioneer Tax Free           AmSouth High Quality Municipal Bond                41
                 Municipal Bond Fund     Income Fund                Fund shareholders
-------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(d)   AmSouth Tennessee       Pioneer Tax Free           AmSouth Tennessee Tax-Exempt Fund shareholders     56
                 Tax-Exempt Fund         Income Fund
-------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(e)   AmSouth Limited Term    Pioneer Short Term         AmSouth Limited Term Bond Fund shareholders        71
                 Bond Fund               Income Fund
-------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(f)   AmSouth Tax-Exempt      Pioneer Tax Free Money     AmSouth Tax-Exempt Money Market Fund               88
                 Money Market Fund       Market Fund                shareholders
-------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(g)   AmSouth Institutional   Pioneer Institutional      AmSouth Institutional Prime Obligations Money     101
                 Prime Obligations       Money Market Fund          Market Fund shareholders
                 Money Market Fund
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
-------------------------------------------------------------------------------------------------------------------------
 The AmSouth Funds' prospectus dated December 1, 2004, as                Available to you free of charge by calling
 supplemented January 12, 2005, April 26, 2005, June 1, 2005,            1-800-451-8382. Each prospectus is also on file
 June 27, 2005 and July 1, 2005.                                         with the SEC.

 The AmSouth Funds' statement of additional information dated            Available to you free of charge by calling
 December 1, 2004, as supplemented March 22, 2005.                       1-800-451-8382. Each statement of additional
 The AmSouth Funds' annual report dated July 31, 2004 and                information is also on file with the SEC.
 semiannual report dated January 31, 2005.                               Available to you free of charge by calling
                                                                         1-800-451-8382. Also on file with the SEC. See
                                                                         "Available Information."
-------------------------------------------------------------------------------------------------------------------------
 Each Pioneer Fund's current prospectus and each Pioneer Fund's          Available to you free of charge by calling
 most recent annual and semiannual reports and supplements (as they      1-800-225-6292. These prospectuses and reports
 apply) to shareholders.                                                 are also on file with the SEC.
-------------------------------------------------------------------------------------------------------------------------
 A statement of additional information for this joint Proxy Statement/   Available to you free of charge by calling
 Prospectus (the "SAI"), dated August 22, 2005. It contains additional   1-800-225-6292. Also on file with the SEC. This
 information about your AmSouth Funds and the Pioneer Funds.             SAI is incorporated by reference into this Proxy
                                                                         Statement/Prospectus.
-------------------------------------------------------------------------------------------------------------------------
 To ask questions about this Proxy Statement/Prospectus.                 Call your AmSouth Fund's toll-free telephone
                                                                         number: 1-800-451-8382.
-------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations

     AmSouth Asset Management Inc. ("AAMI") is investment adviser to the AmSouth Funds and a wholly owned subsidiary of AmSouth Bank, which in turn is wholly owned by AmSouth Bancorporation. AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

     In early 2005, AmSouth Bank and AAMI conducted a search for a purchaser of AAMI's mutual fund investment advisory business. AmSouth Bancorporation engaged Goldman, Sachs & Co. to identify potential purchasers and solicited indications of interest. AmSouth Funds' management and AAMI reviewed proposals submitted by several investment advisory firms and selected a limited number to evaluate more carefully. Management and AAMI conducted, with respect to this selected group, a comparative evaluation of their investment processes and capabilities; availability of mutual funds with similar investment objectives and strategies; historical investment performance of the proposed funds into which the AmSouth Funds would be reorganized; expense ratios of the proposed counterpart funds to the historical gross and net expenses of the AmSouth Funds; their breadth of product line; their compliance culture and infrastructure; and reputation in the marketplace. Based upon this review, management and AAMI recommended that the Trustees approve the reorganization of the AmSouth Funds into the Pioneer Funds as being in the best interest of shareholders.

     Based on AAMI's recommendations, the Trustees met twice in May 2005, twice in June 2005 and again in August 2005 to consider the potential consolidation of the AmSouth Funds with the Pioneer Funds. At those meetings, the Trustees met with representatives of Pioneer and reviewed information provided by AAMI and Pioneer requested by the independent Trustees for the purposes of evaluating the Reorganizations. In the course of their evaluation of Pioneer and the Pioneer Funds, the Trustees reviewed various factors, including but not limited to, the impact of the Reorganizations on the shareholders of the AmSouth Funds, the comparability of the investment objectives and investment strategies of the AmSouth Funds and the Pioneer Funds; the expense ratios of the Pioneer Funds compared with those of the AmSouth Funds; the performance of the Pioneer Funds compared with that of the AmSouth Funds; the experience and qualifications of key personnel, including portfolio managers; and the financial resources, cash flow, and business reputation of the Pioneer Funds. In connection with their review of the Funds' existing and estimated pro forma expense ratios, the Trustees also considered that AmSouth Bank and its affilates would no longer continue to subsidize the AmSouth Funds' operations by voluntarily capping expenses. In addition, the Trustees considered the background and reputation of the officers and members of the Board of Trustees of the Pioneer Funds.

     In conducting their review, the Trustees considered information provided by Pioneer relating to the education, experience and number of its investment professionals and other senior personnel. The Trustees received information concerning the investment philosophy and investment process applied by Pioneer in managing the Pioneer Funds. The Trustees concluded that Pioneer's investment processes, research capabilities and philosophy were well suited to the AmSouth Funds.

     The Trustees considered the quality of the services to be provided by Pioneer. The Trustees evaluated Pioneer's record with respect to regulatory compliance and compliance with the investment policies of the Pioneer Funds. The Trustees also evaluated the procedures of Pioneer designed to fulfill Pioneer's fiduciary duty to the Pioneer Funds with respect to possible conflicts of interest, including Pioneer's code of ethics (regulating the personal trading of its officers and employees), the procedures by which Pioneer allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of Pioneer in these matters.

     The Trustees also considered information relating to each Pioneer Fund's investment performance relative to its performance benchmark(s). The Trustees reviewed performance over various periods, including one, three, five and ten year periods when applicable, performance under different market conditions and during different legs of the market cycle, and the volatility of the Pioneer Funds' returns. The Trustees concluded that the scope and quality of Pioneer's services, including the investment performance of the Pioneer Funds, was sufficient, in light of market conditions, the resources brought to bear by Pioneer, Pioneer's integrity, its personnel and systems, and its financial resources to warrant recommending that AmSouth Funds' shareholders approve the proposed Reorganizations.

     In reaching that conclusion, the Trustees also gave substantial consideration to the proposed advisory fees. The Trustees considered possible economies of scale to Pioneer from the proposed consolidations with the AmSouth Funds.

     The Trustees also considered other alternatives for the ongoing management of AmSouth Funds. At a meeting on May 18, 2005, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered the factors discussed below in the context of each Reorganization.

     At the May 18, 2005 meeting, all of the Trustees who are not interested persons of AAMI (the "Independent Trustees") met separately in executive session with counsel to the Independent Trustees and requested and received such information from AAMI and Pioneer as they determined to be necessary and appropriate to evaluate the proposed Reorganizations. On June 23, 2005, June 27, 2005 and August 1, 2005, the Board, including all of the Independent Trustees, unanimously voted to approve each of the Reorganizations. In approving the Reorganizations, the Board determined that the Reorganizations were in the best interests of the AmSouth Funds' shareholders and the interests of existing AmSouth Funds' shareholders will not be diluted as a result of the Reorganizations.

     Pioneer believes that it can offer capable management and favorable long-term investment performance to the AmSouth Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and by increasing distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your AmSouth Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

Why the Trustees Are Recommending the Reorganizations

     The Trustees believe that reorganizing your AmSouth Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

     o AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. Therefore, a change in your AmSouth Fund's investment adviser is necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios;

     o    The track record of Pioneer in managing the Pioneer Funds;

     o    The transaction will qualify as a tax free reorganization under
          Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will not be treated as a taxable sale of your AmSouth shares;

     o In the case of certain AmSouth Funds, the potential for lower management fees and total expenses. Shareholders of the AmSouth Funds listed below should note, however, that the historical operating expenses of the AmSouth Funds or certain classes of shares of those AmSouth Funds, either on a gross basis or net of any applicable expense limitations, are lower than the estimated expenses of the corresponding Pioneer Fund after giving effect to the Reorganization. However, your Trustees have concluded for reasons discussed in this Proxy Statement/Prospectus that the Reorganizations were nevertheless in the best interests of the shareholders of such AmSouth Funds. You should read the information under "The Funds' Fees and Expenses" and the discussion of the factors that the Board of the AmSouth Funds considered that are included for each proposal under the heading "Reasons for the Proposed Reorganization."

          o    AmSouth Tax-Exempt Money Market Fund

          o    AmSouth Institutional Prime Obligations Money Market Fund

          o    AmSouth High Quality Bond Fund

          o    AmSouth Florida Tax-Exempt Fund

          o    AmSouth High Quality Municipal Bond Fund

     o The resources of Pioneer, including its infrastructure in shareholder services; and

     o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options, and a stronger compliance structure.

     For further information, please see the individual descriptions of the proposals contained in this Proxy Statement/Prospectus.

How Each Reorganization Will Work

     o Each AmSouth Fund will transfer all of its assets to a corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding AmSouth Fund's liabilities that are included in the calculation of such AmSouth Fund's net asset value on the day on which each Reorganization closes (the "Closing Date"). Liabilities of each AmSouth Fund to its shareholders not assumed by a corresponding Pioneer Fund will be assumed by AmSouth Bancorporation.

     o Each Pioneer Fund will issue Class A, B and Y shares to the corresponding AmSouth Fund in amounts equal to the aggregate net asset value of that AmSouth Fund's Class A, B and I shares. Shareholders of your AmSouth Fund will receive Class A, B and Y shares of the corresponding Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, each shareholder will hold shares of the Pioneer Fund with the same aggregate net asset value as the shares of the AmSouth Fund that the shareholder held immediately prior to the Reorganization.

     o    Each AmSouth Fund will be dissolved after the Closing Date.

     o For purposes of determining any contingent deferred sales charge ("CDSC"), the same commission schedule that applied to the shares of the AmSouth Fund will apply to the shares of the Pioneer Fund issued in the Reorganization and the holding period for determining the CDSC will be calculated from when the shares were initially issued by the AmSouth Fund.

     o Following the Reorganizations, Pioneer will continue to act as investment adviser to each Pioneer Fund and AAMI will not be involved in the management of the Pioneer Funds.

     o The Reorganizations will not result in income, gain or loss being recognized for federal income tax purposes by any of the Pioneer Funds, the AmSouth Funds or the shareholders of the AmSouth Funds.

     o In recommending each of the Reorganizations, the Trustees of your AmSouth Fund have determined that the Reorganization is in the best interest of your AmSouth Fund and will not dilute the interests of shareholders of your AmSouth Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under each proposal.

     o If the Reorganizations are approved by the AmSouth Funds' shareholders, the AmSouth Funds will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will cease to exist as an investment company when such application is approved.

Who Is Pioneer

     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at December 31, 2004 had, together with its affiliates, over $42 billion in assets under management. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank.

     In addition to the Class A, B and Y shares to be issued in the Reorganizations (by Pioneer Funds other than Pioneer Money Market Fund), each Pioneer Fund also offers Class C shares (subject to a CDSC and a Rule 12b-1
Plan). In addition, most of the Pioneer Funds also offer Class R shares (which are offered only to certain retirement plans).

Who Bears the Expenses Associated with the Reorganizations

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Funds in connection with the Reorganizations. See "Information Concerning the Meeting."

Will Pioneer and AmSouth Bancorporation Benefit from the Reorganizations

     Pioneer will benefit from managing a larger pool of assets which will produce increased advisory fees and, in the case of certain of the Pioneer Funds, eliminate or reduce Pioneer's obligation under its expense limitation agreement with the Pioneer Fund. Pioneer is also acquiring certain assets associated with AAMI's fund management business and the benefits of certain restrictive covenants on AAMI's and AmSouth Bancorporation's activities. In consideration for the acquisition of these assets, the opportunity to manage additional assets and covenants from AmSouth Bancorporation and AAMI, including their assistance in facilitating the Reorganizations, noncompetition covenants and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay AAMI $65 million. This amount is subject to partial repayment in the event that the assets attributable to the AmSouth Funds are redeemed (subject to certain conditions, including threshold amounts) from the Pioneer Funds within four years after the closing of the Reorganizations.

     Pioneer has also agreed to provide to AmSouth Bank, an affiliate of AAMI, ongoing servicing payments with respect to Class Y shares issued in the Reorganizations. This arrangement will remain in effect for as long as Class Y shares issued in the Reorganizations are held by clients of AmSouth Bank. The agreement requires AmSouth Bank to provide certain record keeping and shareholder communication services, including mailing prospectuses and other fund related materials to shareholders for which AmSouth Bank acts as shareholder of record, communicating to Pioneer Funds Distributor, Inc. requests for purchase, exchange and redemption transactions in shares of the Pioneer Funds and answering inquiries from beneficial holders of the Pioneer Funds' shares. This additional compensation will be equal on an annual basis to 0.10% of the average daily net assets attributable to the Class Y shares held by former AmSouth Funds' shareholders. This payment would be made by Pioneer and not the Pioneer Funds. No additional compensation would be paid with respect to Class A or Class B shares; however, if an affiliate of AAMI is the broker of record, that affiliate would receive the service fees under the Class A and Class B Rule 12b-1 Plans.

What Are the Federal Income Tax Consequences of the Reorganizations

     The Reorganizations will not result in any income, gain or loss being recognized for federal income tax purposes by any of the AmSouth Funds, their shareholders or the Pioneer Funds as a direct result of the Reorganizations. However, in accordance with the AmSouth Funds' policy to distribute any net realized capital gains at least once each year (and thus to avoid federal income tax thereon at the Fund level), each AmSouth Fund that is being merged into an existing Pioneer Fund will declare and pay a distribution of such gains to its shareholders shortly before the Reorganizations. Each such distribution will be taxable to those shareholders. Additionally, following the Reorganizations, in accordance with the Pioneer Funds' similar policy, each Pioneer Fund will declare and pay before the end of 2005 a distribution of such gains to its shareholders (including current shareholders of the AmSouth Funds who will be shareholders of the Pioneer Funds following the Reorganizations). Those distributions will be fully taxable to all shareholders of the Pioneer Funds, including those former AmSouth Funds shareholders, even though those distributions may include a portion of the Pioneer Fund's net capital gains that were realized before the Closing Date.

What Happens if a Reorganization Is Not Approved

     If the required approval of shareholders is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/
Prospectus, your AmSouth Fund will continue to engage in business as a separate mutual fund and the Board will consider what further action may be appropriate.


Additional Information

     The staff of the SEC has been conducting an investigation into the mutual fund servicing business of BISYS Group, Inc., the parent company of ASO Services Company, the AmSouth Funds' administrator, and BISYS Fund Services, the AmSouth Funds' distributor and transfer agent (collectively, "BISYS"). In a press release dated April 19, 2005, BISYS stated that it believes that the SEC's investigation relates to the structure and accounting for certain arrangements pursuant to which BISYS agreed with the advisers of certain U.S. mutual funds, including AmSouth Funds, to use a portion of the fees paid to BISYS by the mutual funds to pay for, among other things, expenses relating to the marketing and distribution of fund shares, to make payments to certain advisers, and to pay for certain other expenses. As part of its investigation of BISYS, the SEC is reviewing the relationships and arrangements among BISYS, AmSouth Funds, AAMI and AmSouth Bank. AmSouth Funds, AAMI and AmSouth Bank are cooperating fully with the review. Additionally, AmSouth Bank and AAMI, in cooperation with a special review committee of the Board of Trustees of AmSouth Funds, are conducting a review of this matter and are taking appropriate steps to protect the interests of shareholders, including making payments to the AmSouth Funds.

Who Is Eligible to Vote

     Shareholders of record on July 29, 2005 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of an AmSouth Fund, regardless of the class of shares held, will vote together as a singe class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                 TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
INTRODUCTION .....................................................................      2
PROPOSAL 1(a) -- AMSOUTH HIGH QUALITY BOND FUND ..................................      8
PROPOSAL 1(b) -- AMSOUTH FLORIDA TAX-EXEMPT FUND .................................     25
PROPOSAL 1(c) -- AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND ........................     41
PROPOSAL 1(d) -- AMSOUTH TENNESSEE TAX-EXEMPT FUND ...............................     56
PROPOSAL 1(e) -- AMSOUTH LIMITED TERM BOND FUND ..................................     71
PROPOSAL 1(f) -- AMSOUTH TAX-EXEMPT MONEY MARKET FUND ............................     88
PROPOSAL 1(g) -- AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND .......    101
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION ...............................    112
TAX STATUS OF EACH REORGANIZATION ................................................    113
VOTING RIGHTS AND REQUIRED VOTE ..................................................    113
COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST ..........    114
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ...................................    115
FINANCIAL HIGHLIGHTS .............................................................    123
INFORMATION CONCERNING THE MEETING ...............................................    133
OWNERSHIP OF SHARES OF THE AMSOUTH FUNDS .........................................    136
OWNERSHIP OF SHARES OF THE PIONEER FUNDS .........................................    141
EXPERTS ..........................................................................    144
AVAILABLE INFORMATION ............................................................    145
EXHIBIT A-1 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (C/D REORGANIZATIONS)     A-1
EXHIBIT A-2 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (F REORGANIZATIONS) ..   A-16
EXHIBIT B -- ADDITIONAL INFORMATION PERTAINING TO PIONEER ........................    B-1
EXHIBIT C -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE .......................    C-1

                      AmSouth High Quality Bond Fund and
                               Pioneer Bond Fund

                                 PROPOSAL 1(a)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund invests in a portfolio of investment grade fixed income securities and, consequently, the Funds have similar investment policies and risks. Pioneer Bond Fund may invest up to 20% of its net assets in below investment grade fixed income securities while your Fund only invests in investment grade securities. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

       Comparison of AmSouth High Quality Bond Fund to Pioneer Bond Fund

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth High Quality Bond Fund                 Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------
 Business              A diversified series of AmSouth Funds, an    A diversified open-end management
                       open-end management investment company       investment company organized as a
                       organized as a Massachusetts business        Delaware statutory trust.
                       trust.
------------------------------------------------------------------------------------------------------------------------------
 Net assets as of      $628.6 million                               $270.3 million
 March 31, 2005
------------------------------------------------------------------------------------------------------------------------------
 Investment advisers   Investment Adviser:                          Investment Adviser:
 and portfolio         AAMI                                         Pioneer
 managers
                       Portfolio Manager:                           Portfolio Manager:
                       Day-to-day management of the AmSouth         Day-to-day management of the Fund's
                       High Quality Bond Fund's portfolio is the    portfolio is the responsibility of Kenneth J.
                       responsibility of John P. Boston, CFA.       Taubes. Mr. Taubes is responsible for
                       Mr. Boston has served as the portfolio       overseeing the U.S. and global fixed income
                       manager for the Fund since 1999. He also     teams. Mr. Taubes joined Pioneer as a
                       manages the AmSouth Government Income        senior vice president in September 1998
                       Fund and the AmSouth Limited Term            and has been an investment professional
                       Income Fund and co-manages the AmSouth       since 1982.
                       Balanced Fund. He is Chief Fixed Income
                       Officer for AAMI. Mr. Boston began his
                       career in investment management with
                       AmSouth Bank in 1988 and has been
                       associated with AAMI since 1996.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth High Quality Bond Fund                 Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------
 Investment objective   AmSouth High Quality Bond Fund seeks            Pioneer Bond Fund seeks current income
                        current income consistent with the              from an investment grade portfolio with due
                        preservation of capital.                        regard to preservation of capital and
                                                                        prudent investment risk. The Fund also
                                                                        seeks a relatively stable level of dividends;
                                                                        however, the level of dividends will be
                                                                        maintained only if consistent with
                                                                        preserving the investment grade quality of
                                                                        the Fund's portfolio.
------------------------------------------------------------------------------------------------------------------------------
 Primary investments    Under normal circumstances, AmSouth High        Under normal market conditions, Pioneer
                        Quality Bond Fund will invest at least 80%      Bond Fund invests at least 80% of net
                        of its net assets in bonds. For the purpose     assets in:
                        of this policy, net assets include net assets
                        plus borrowings for investment purposes.        o Debt securities issued or guaranteed by
                        AmSouth High Quality Bond Fund invests            the U.S. government or its agencies and
                        primarily in high quality bonds and other         instrumentalities
                        fixed income securities. These investments      o Debt securities, including convertible
                        include primarily U.S. corporate bonds and        debt, of corporate and other issuers rated
                        debentures and notes or bonds issued or           at least investment grade at the time of
                        guaranteed by the U.S. government, its            investment, and comparably rated
                        agencies or instrumentalities. The Fund           commercial paper
                        invests in securities issued by GNMA, which     o Cash and cash equivalents, certificates of
                        are supported by the full faith and credit of     deposit, repurchase agreements maturing
                        the U.S. government, and securities issued        in one week or less and bankers'
                        by FNMA, FHLMC and FHLBs, which are               acceptances
                        supported by the right of the issuer to
                        borrow from the U.S. Treasury. The Fund
                        also invests in debt securities only if they
                        are high-grade (rated at time of purchase in
                        one of the four highest rating categories by
                        a nationally recognized statistical rating
                        organization, or are determined by AAMI to
                        be of comparable quality). In addition, the
                        Fund also invests in zero-coupon obligations
                        which are securities which do not provide
                        current income but represent ownership of
                        future interest and principal payments on
                        U.S. Treasury bonds.

                        AmSouth High Quality Bond Fund may
                        purchase fixed income securities of any
                        maturity and there is no limit on the Fund's
                        average maturity. AmSouth High Quality
                        Bond Fund's fixed income strategy focuses
                        on managing the Fund's portfolio to produce
                        a total return that will exceed the Lehman
                        Brothers Government/Credit Index while
                        maintaining a risk profile similar to that of
                        the Index.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth High Quality Bond Fund                          Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   AAMI's fixed income portfolio management           Pioneer considers both broad economic and
                         process focuses on the four key areas of           issuer specific factors in selecting a
                         duration management, sector weights,               portfolio designed to achieve the Fund's
                         position on the yield curve and security           investment objective. In assessing the
                         selection; AAMI's goal is to add value in each     appropriate maturity, rating and sector
                         of these four areas through the active             weighting of the Fund's portfolio, Pioneer
                         management of AmSouth High Quality Bond            considers a variety of factors that are
                         Fund's portfolio. Beginning with rigorous          expected to influence economic activity and
                         fundamental analysis of the economy and            interest rates. These factors include
                         taking into account characteristics of the         fundamental economic indicators, such as
                         current business and interest rate cycles,         the rates of economic growth and inflation,
                         AAMI arrives at a projection of the likely trend   Federal Reserve monetary policy and the
                         in interest rates and adjusts duration             relative value of the U.S. dollar compared to
                         accordingly. Analysis of the shape of the yield    other currencies. Once Pioneer determines
                         curve and yield spreads among bond market          the preferable portfolio characteristics, it
                         sectors leads to further refinements in            selects individual securities based upon the
                         strategy. Using securities selected from the       terms of the securities (such as yields
                         U.S. Treasury, Federal Agency, mortgage            compared to U.S. Treasuries or comparable
                         backed and investment grade credit sectors,        issuers), liquidity and rating, sector and
                         AmSouth High Quality Bond Fund's portfolio is      issuer diversification.
                         constructed and managed to produce returns
                         that exceed the Fund's benchmark index over
                         a full market cycle.
-------------------------------------------------------------------------------------------------------------------------------
Other investments        AmSouth High Quality Bond Fund may hold            Pioneer Bond Fund may invest up to 20%
                         up to 20% of its assets in cash and cash           of its net assets in debt securities rated
                         equivalents. "Cash equivalents" are short-         below investment grade or, if unrated, of
                         term, interest-bearing instruments or              equivalent quality as determined by Pioneer.
                         deposits known as money market
                         instruments.                                       Pioneer Bond Fund may invest up to 15%
                                                                            of its total assets in equity and debt
                                                                            securities of non-U.S. corporate issuers and
                                                                            in debt securities of non-U.S. government
                                                                            issuers.

                                                                            Pioneer Bond Fund will not invest more
                                                                            than 5% of its total assets in the securities
                                                                            of emerging markets issuers.

                                                                            Pioneer Bond Fund may invest a substantial
                                                                            portion of its assets in mortgage-related
                                                                            securities, which represent interests in
                                                                            pools of mortgage loans assembled for sale
                                                                            to investors by various U.S. governmental
                                                                            agencies, government-related organizations
                                                                            and private issuers. These investments may
                                                                            include mortgage-related derivative
                                                                            securities such as collateralized mortgage
                                                                            obligations.

                                                                            Pioneer Bond Fund may invest in securities
                                                                            of Canadian issuers to the same extent as
                                                                            securities of U.S. issuers.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth High Quality Bond Fund                          Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive   When AAMI determines adverse market                  Pioneer Bond Fund may invest all or part
 strategies            conditions exist, AmSouth High Quality               of its assets in securities with remaining
                       Bond Fund may invest entirely in cash                maturities of less than one year, cash
                       positions, directly in U.S. government               equivalents or may hold cash.
                       securities and short-term paper, such as
                       bankers' acceptances.
------------------------------------------------------------------------------------------------------------------------------
 Diversification       Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the
                       "Code").
------------------------------------------------------------------------------------------------------------------------------
 Industry              AmSouth High Quality Bond Fund may not               Pioneer Bond Fund may not invest more
 concentration         purchase any securities which would cause            than 25% of its assets in any one industry.
                       more than 25% of the value of the Fund's
                       total assets at the time of purchase to be
                       invested in securities of one or more issuers
                       conducting their principal business activities in
                       the same industry, provided that (a) there is
                       no limitation with respect to obligations issued
                       or guaranteed by the U.S. government or its
                       agencies or instrumentalities, and repurchase
                       agreements secured by obligations of the U.S.
                       government or its agencies or instrumentalities;
                       (b) wholly owned finance companies will be
                       considered to be in the industries of their parents
                       if their activities are primarily related to
                       financing the activities of their parents; and
                       (c) utilities will be divided according to their
                       services. For example, gas, gas transmission,
                       electric and gas, electric, and telephone will each
                       be considered a separate industry.

                       There is no limitation with respect to
                       municipal securities, which, for purposes of
                       this limitation only, do not include private
                       activity bonds that are backed only by the
                       assets and revenues of a non-governmental
                       user.
------------------------------------------------------------------------------------------------------------------------------
 Restricted and        AmSouth High Quality Bond Fund may not               Pioneer Bond Fund may not invest more
 illiquid securities   invest more than 15% of its net assets in            than 15% of its net assets in securities that
                       securities that are restricted as to resale, or      are illiquid and other securities that are not
                       for which no readily available market exists,        readily marketable. Repurchase agreements
                       including repurchase agreements providing            maturing in more than seven days will be
                       for settlement more than seven days after            included for purposes of the foregoing limit.
                       notice.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                      AmSouth High Quality Bond Fund                       Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------
 Borrowing     AmSouth High Quality Bond Fund may not            Pioneer Bond Fund may not borrow money,
               borrow money or issue senior securities,          except the Fund may: (a) borrow from
               except that the Fund may borrow from              banks or through reverse repurchase
               banks or enter into reverse repurchase            agreements in an amount up to 33-1/3% of
               agreements for temporary emergency                the Fund's total assets (including the
               purposes in amounts up to 33-1/3% of the          amount borrowed); (b) to the extent
               value of its total assets at the time of such     permitted by applicable law, borrow up to
               borrowing. The Fund will not purchase             an additional 5% of the Fund's assets for
               securities while borrowings (including            temporary purposes; (c) obtain such short-
               reverse repurchase agreements) in excess          term credits as are necessary for the
               of 5% of its total assets are outstanding. In     clearance of portfolio transactions;
               addition, the Fund is permitted to participate    (d) purchase securities on margin to the
               in a credit facility whereby the Fund may         extent permitted by applicable law; and
               directly lend to and borrow money from            (e) engage in transactions in mortgage
               other AmSouth funds for temporary                 dollar rolls that are accounted for as
               purposes, provided that the loans are made        financings.
               in accordance with an order of exemption
               from the SEC and any conditions thereto.
------------------------------------------------------------------------------------------------------------------------------
 Lending       AmSouth High Quality Bond Fund may not            Pioneer Bond Fund may not make loans,
               make loans, except that the Fund may              except by the purchase of debt obligations,
               purchase or hold debt instruments in              by entering into repurchase agreements
               accordance with its investment objective and      or through the lending of portfolio
               policies, lend Fund securities in accordance      securities.
               with its investment objective and policies and
               enter into repurchase agreements. In addition,
               the Fund is permitted to participate in a credit
               facility whereby the Fund may directly lend to
               and borrow money from other AmSouth
               funds for temporary purposes, provided that
               the loans are made in accordance with an
               order of exemption from the SEC and any
               conditions thereto.
------------------------------------------------------------------------------------------------------------------------------
 Derivative    AmSouth High Quality Bond Fund may                Pioneer Bond Fund may use futures and
 instruments   invest in futures contracts and options           options on securities, indices and
               thereon (interest rate futures contracts or       currencies, forward currency exchange
               index futures contracts, as applicable) to        contracts and other derivatives. The Fund
               commit funds awaiting investment, to              does not use derivatives as a primary
               maintain cash liquidity or for other hedging      investment technique and generally limits
               purposes. The value of the Fund's contracts       their use to hedging. However, the Fund
               may equal or exceed 100% of the Fund's            may use derivatives for a variety of non-
               total assets, although the Fund will not          principal purposes, including:
               purchase or sell a futures contract unless
               immediately afterwards the aggregate              o As a hedge against adverse changes in
               amount of margin deposits on its existing           stock market prices, interest rates or
               futures positions plus the amount of                currency exchange rates
               premiums paid for related futures options         o As a substitute for purchasing or selling
               entered into for other than bona fide               securities
               hedging purposes is 5% or less of its net         o To increase the Fund's return as a non-
               assets.                                             hedging strategy that may be considered
                                                                   speculative
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                               AmSouth High Quality Bond Fund                        Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------
 Short-term trading   AmSouth High Quality Bond Fund may              Pioneer Bond Fund usually does not trade
                      engage in the technique of short-term           for short-term profits. The Fund will sell an
                      trading. Such trading involves the selling of   investment, however, even if it has only
                      securities held for a short time, ranging       been held for a short time, if it no longer
                      from several months to less than a day. The     meets the Fund's investment criteria.
                      object of such short-term trading is to
                      increase the potential for capital
                      appreciation and/or income of the Fund in
                      order to take advantage of what AAMI
                      believes are changes in market, industry or
                      individual company conditions or outlook.
                      Any such trading would increase the
                      turnover rate of a Fund and its transaction
                      costs.
------------------------------------------------------------------------------------------------------------------------------
 Other investment     As described above, the Funds have substantially similar principal investment strategies
 policies and         and policies. Certain of the non-principal investment policies and restrictions are different.
 restrictions         For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------
                                                    Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------
 Class A sales        Class A shares are offered with an initial      Class A shares are offered with an initial
 charges and Rule     sales charge of up to 4.00% of the offering     sales charge of up to 4.50% of the offering
 12b-1 fees           price, which is reduced depending upon the      price, which is reduced or waived for large
                      amount invested or, in certain circumstances,   purchases and certain types of investors. At
                      waived. Class A shares bought as part of an     the time of your purchase, your investment
                      investment of $1 million or more are not        firm may receive a commission from Pioneer
                      subject to an initial sales charge, but may     Funds Distributor, Inc. ("PFD"), the Fund's
                      be charged a contingent deferred sales charge   distributor, of up to 4% declining as the
                      ("CDSC") of 1.00% if sold within one year of    size of your investment increases.
                      purchase.
                                                                      There is no CDSC, except in certain
                      Class A shares pay a shareholder servicing      circumstances when the initial sales charge
                      fee (non 12b-1) of up to 0.25% of average       is waived.
                      daily net assets.
                                                                      Class A shares are subject to distribution
                                                                      and service (12b-1) fees of up to 0.25% of
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                AmSouth High Quality Bond Fund                        Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------
 Class B sales         Class B shares are offered without an initial   Class B shares are offered without an initial
 charges and Rule      sales charge, but are subject to a CDSC of up   sales charge, but are subject to contingent
 12b-1 fees            to 5%. For Class B shares issued to former      deferred sales charges of up to 4% if you
                       ISG Funds shareholders in connection with the   sell your shares. The charge is reduced over
                       combination of AmSouth Funds with ISG Funds,    time and is not charged after five years.
                       the CDSC on such Class B shares held            Your investment firm may receive a commission
                       continuously declines over six years,           from PFD, the Fund's distributor, at the time
                       starting with year one and ending in year       of your purchase of up to 4%.
                       seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all
                       other Class B shares held continuously, the     Class B shares are subject to distribution
                       CDSC declines over six years, starting with     and service (12b-1) fees of up to 1% of
                       year one and ending in year seven from: 5%,     average daily net assets.
                       4%, 3%, 3%, 2%, 1%. Eight years after
                       purchase (seven years in the case of shares     Class B shares acquired through the
                       acquired in the ISG combination), Class B       Reorganization will retain the holding
                       shares automatically convert to Class A         period, CDSC and commission schedules
                       shares.                                         applicable to the original purchase.

                       Class B shares pay a shareholder servicing      Maximum purchase of Class B shares in a
                       fee (non 12b-1) of 0.25% of average daily net   single transaction is $49,999.
                       assets and a distribution (12b-1) fee of
                       0.75% of average daily net assets.              Class B shares convert to Class A shares
                                                                       eight years after the date of purchase. Class
                       Maximum investment for all Class B purchases    B shares issued to former ISG Funds
                       by a shareholder for the Fund's shares is       shareholders will convert to Class A shares
                       $99,999.                                        seven years after the date of purchase.
------------------------------------------------------------------------------------------------------------------------------
 Class I and Class Y   AmSouth High Quality Bond Fund does not         The Fund does not impose any initial,
 sales charges and     impose any initial or CDSC on Class I           contingent deferred or asset based sales
 Rule 12b-1 fees       shares.                                         charge on Class Y shares.

                       The Fund may impose a shareholder               The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15% of     distributing the Fund's Class Y shares, none
                       average daily net assets.                       of which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                           AmSouth High Quality Bond Fund                        Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------
 Management and   AmSouth High Quality Bond Fund pays an          Pioneer Bond Fund pays Pioneer an annual fee
 other fees       advisory fee on a monthly basis at an annual    equal to 0.50% of the Fund's average daily
                  rate of 0.50% of the Fund's average daily net   net assets.
                  assets.
                                                                  In addition, the Fund reimburses Pioneer for
                  ASO Services Company, Inc. ("ASO") serves as    certain fund accounting and legal expenses
                  administrator and fund accounting agent for     incurred on behalf of the Fund and pays a
                  the Fund. The Fund pays ASO an administrative   separate shareholder servicing/transfer
                  services fee of 0.15% of the Fund's average     agency fee to PIMSS, an affiliate of Pioneer.
                  daily net assets.
                                                                  Pioneer has contractually agreed to limit
                  For the fiscal year ended July 31, 2004,        ordinary operating expenses to the extent
                  other expenses of the Fund were limited to      required to reduce fund expenses to 1.00%
                  0.48% for Class A shares, 0.49% for Class B     attributable to Class A shares and 1.90%
                  shares and 0.33% for Class I shares. Any fee    attributable to Class B shares. This expense
                  waiver or expense reimbursement arrangement     limitation is in effect through November 1,
                  is voluntary and may be discontinued at any     2007 for Class A shares and November 1, 2006
                  time.                                           for Class B shares.

                  For the fiscal year ended July 31, 2004, the    For the fiscal year ended June 30, 2004, the
                  Fund's annual operating expenses for Class A    Fund's total annual operating expenses for
                  shares, after giving effect to the expense      Class A shares, after giving effect to the
                  limitation, were 0.98%, and without giving      expense limitation, were 1.00%, and without
                  effect to the expense limitation, were 1.00%    giving effect to the expense limitation, were
                  of average daily net assets.                    1.15% of average daily net assets.

                  For the fiscal year ended July 31, 2004, the    For the fiscal year ended June 30, 2004, the
                  Fund's annual operating expenses for Class B    Fund's total annual operating expenses for
                  shares, after giving effect to the expense      Class B shares were 1.98% of average daily
                  limitation, were 1.74%, and without giving      net assets.
                  effect to the expense limitation, were 1.76%
                  of average daily net assets.                    For the fiscal year ended June 30, 2004, the
                                                                  Fund's total annual operating expenses for
                  For the fiscal year ended July 31, 2004, the    Class Y shares were 0.58% of average daily
                  Fund's annual operating expenses for Class I    net assets.
                  shares, after giving effect to the expense
                  limitation, were 0.83%, and without giving
                  effect to the expense limitation, were 0.90%
                  of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------
 Buying shares    You may buy shares of the Fund directly         You may buy shares from any investment
                  through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                  distributor, or through brokers, registered     the Pioneer Fund's distributor.
                  investment advisers, banks and other
                  financial institutions that have entered        If the account is established in the
                  into selling agreements with the Fund's         shareholder's own name, shareholders may
                  distributor, as described in the Fund's         also purchase additional shares of the
                  prospectus.                                     Pioneer Fund by telephone or online.

                  Certain account transactions may be done
                  by telephone.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth High Quality Bond Fund                        Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You can exchange your shares in the Fund        You may exchange your shares for shares
                     for shares of the same class of another         of the same class of another Pioneer mutual
                     AmSouth fund, usually without paying            fund. Your exchange request must be for
                     additional sales charges. You must meet the     at least $1,000. The Fund allows you to
                     minimum investment requirements for the         exchange your shares at net asset value
                     Fund into which you are exchanging.             without charging you either an initial or
                     Exchanges from one fund to another are          contingent deferred shares charge at the
                     taxable. Class A shares may be exchanged        time of the exchange. Shares you acquire as
                     for Class I shares of the same Fund or          part of an exchange will continue to be
                     another AmSouth Fund if you become              subject to any contingent deferred sales
                     eligible to purchase Class I shares. Class I    charge that applies to the shares you
                     shares may be exchanged for Class A             originally purchased. When you ultimately
                     shares of the same Fund. No transaction         sell your shares, the date of your original
                     fees are currently charged for exchanges.       purchase will determine your contingent
                                                                     deferred sales charge. An exchange
                     If you sell your shares or exchange them        generally is treated as a sale and a new
                     for shares of another AmSouth Fund within       purchase of shares for federal income
                     7 days of the date of purchase, you will        tax purposes.
                     be charged a 2.00% fee on the current
                     net asset value of the shares sold or           After you establish an eligible fund account,
                     exchanged. The fee is paid to the Fund to       you can exchange Fund shares by telephone
                     offset the costs associated with short-term     or online.
                     trading, such as portfolio transaction and
                     administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage
                     and other types of omnibus accounts
                     (except where it is not practical for the
                     plan administrator or brokerage firm to
                     implement the fee). The Fund will not
                     impose the redemption fee on a redemption
                     or exchange of shares purchased upon the
                     reinvestment of dividend and capital gain
                     distributions.
------------------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the      Normally, your investment firm will send your
                     Fund directly in writing or by telephone or     request to sell shares to PIMSS. You can also
                     by contacting a financial intermediary as       sell your shares by contacting the Fund
                     described in the Fund's prospectus.             directly if your account is registered in your
                                                                     name.

                                                                     If the account is established in the
                                                                     shareholder's own name, shareholders may
                                                                     also redeem shares of the Fund by telephone
                                                                     or online.
------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of the Fund's investments to decline

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     o To the extent that the Fund invests significantly in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal


     Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

     To the extent a Fund invest significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

     At times, more than 25% of Pioneer Bond Fund's assets may be invested in the same market segment, such as financials. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

               AmSouth High Quality Bond Fund -- Class A Shares
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

     '95               18.41%
     '96                2.56
     '97                9.27
     '98                9.19
     '99               -2.56
     '00               12.06
     '01                7.40
     '02               10.66
     '03                2.63
     '04                2.65

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 6.53% for the quarter ended June 30, 1995, and the lowest quarterly return was -2.61% for the quarter ended June 30, 2004.

                       Pioneer Bond Fund -- Class A Shares
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

      '95                     18.16%
      '96                      1.96
      '97                      9.16
      '98                      7.69
      '99                     -3.20
      '00                      8.45
      '01                      7.54
      '02                      8.77
      '03                      8.85
      '04                      5.71

* During the period shown in the bar chart, Pioneer Bond Fund's highest quarterly return was 6.11% for the quarter ended June 30, 1995, and the lowest quarterly return was -2.63% for the quarter ended March 31, 1996.

                        AmSouth High Quality Bond Fund
             Average Annual Total Returns as of December 31, 2004

------------------------------------------------------------------------------------------------------------------------------
                                                                                              Since
                                                                    1 Year      5 Years     Inception(1)
------------------------------------------------------------------------------------------------------------------------------
 AmSouth High Quality Bond Fund, Class A Shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes(1)                                              -1.45%       6.14%        6.64%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 -2.95%       4.13%        4.32%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         -0.95%       4.05%        4.26%
------------------------------------------------------------------------------------------------------------------------------
 AmSouth High Quality Bond Fund, Class B Shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 -3.00%       5.90%        6.25%
------------------------------------------------------------------------------------------------------------------------------
 AmSouth High Quality Bond Fund, Class I Shares(2)
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  2.80%       7.16%        7.18%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                  1.18%       5.08%        4.81%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares          1.81%       4.90%        4.71%
------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch Government Credit Index(3)                             4.15%       7.95%        7.78%
------------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Government/Credit Bond Index(4)                      4.19%       8.00%        7.80%
------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch Government Credit A-Rated Index(5)                     3.72%       7.75%        7.65%
  (reflects no deduction for fees, expenses or taxes)
------------------------------------------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 12/1/88. Performance for the Class B shares, which were first offered on 9/16/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(2) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

(3) The Merrill Lynch Government Credit Index and the Merrill Lynch Government Credit A-Rated Index, unmanaged indices representative of the total return of government and corporate bonds, are for reference only, do not mirror the Fund's investments, and reflect no deduction for fees, expenses or taxes.

(4)  The Fund has changed its benchmark from the Lehman Brothers
     Government/Credit Bond Index to the Merrill Lynch Government Credit Index to provide a more appropriate market comparison for the Fund's performance.

(5) The Fund has added information regarding the Merrill Lynch Government Credit A-Rated Index to provide an additional index for comparison of the Fund's performance.

     The table above shows the impact of taxes on AmSouth High Quality Bond Fund's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                               Pioneer Bond Fund
             Average Annual Total Returns as of December 31, 2004

------------------------------------------------------------------------------------------------------------------------------
                                                                    1 Year      5 Years     10 Years
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund, Class A shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  0.95%       6.86%       6.69%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                              -0.84%       4.54%       4.16%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       0.59%       4.42%       4.11%
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund, Class B shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  0.82%       6.93%       6.30%
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund, Class Y shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  6.35%       8.18%       7.34%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               4.28%       5.68%       4.71%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       4.09%       5.45%       4.63%
------------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)                 4.34%       7.71%       7.72%
------------------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index of government, mortgage and asset backed securities, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth High Quality Bond Fund, the expenses of AmSouth High Quality Bond Fund for the period ended January 31, 2005, and (ii) for Pioneer Bond Fund, the expenses of Pioneer Bond Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004.


                                               AmSouth                   Combined       AmSouth
                                            High Quality    Pioneer        Fund      High Quality
Shareholder transaction fees                Bond Fund(1)      Bond     (Pro Forma)   Bond Fund(1)
(paid directly from your investment)           Class A        Fund       Class A        Class B
                                            ------------    -------    -----------   ------------
Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price ..........................       4.00%(2)     4.50%       4.50%           None
Maximum deferred sales charge
 (load) as a percentage of purchase
 price or the amount you receive
 when you sell shares, whichever
 is less .................................       None(2)      None(2)     None(2)         5.00%(3)
Redemption fees ..........................       2.00%(4)     None        None            2.00%(4)

Annual fund operating expenses
 (deducted from fund assets) (as a
 % of average net assets)
Management fee ...........................       0.50%        0.50%       0.50%           0.50%
Distribution and service (12b-1) fee .....       None         0.25%       0.25%           0.75%
Other expenses ...........................       0.66%(5)     0.30%       0.30%           0.79%(5)
Total fund operating expenses ............       1.16%        1.05%(6)    1.05%           2.04%
Expense reimbursement/reduction ..........       0.17%        0.05%(7)    0.05%(7)        0.29%
Net fund operating expenses ..............       0.99%        1.00%       1.00%           1.75%

                                             Pioneer      Combined       AmSouth      Pioneer     Combined
                                               Bond         Fund      High Quality      Bond        Fund
Shareholder transaction fees                   Fund     (Pro Forma)   Bond Fund(1)      Fund     (Pro Forma)
(paid directly from your investment)         Class B      Class I        Class I      Class Y      Class Y
                                           ----------- ------------- -------------- ----------- ------------
Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price ..........................    None         None            None        None         None
Maximum deferred sales charge
 (load) as a percentage of purchase
 price or the amount you receive
 when you sell shares, whichever
 is less .................................    4.00%        4.00%           None        None         None
Redemption fees ..........................    None         None            2.00%(4)    None         None

Annual fund operating expenses
 (deducted from fund assets) (as a
 % of average net assets)
Management fee ...........................    0.50%        0.50%           0.50%       0.50%        0.50%
Distribution and service (12b-1) fee .....    1.00%        1.00%           None        None         None
Other expenses ...........................    0.45%        0.46%           0.56%(5)    0.06%        0.06%
Total fund operating expenses ............    1.95%(6)     1.95%           1.06%       0.56%(6)     0.56%
Expense reimbursement/reduction ..........     N/A         0.05%(8)        0.21%        N/A          N/A
Net fund operating expenses ..............    1.95%        1.90%           0.85%       0.56%        0.56%

----------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.49% for Class A shares, 0.50% for Class B shares and 0.35% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) The expenses in the table above reflect the expense limitation in effect through November 1, 2007, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class A expenses to 1.00% of the average daily net assets attributable to Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond November 1, 2007.

(8) The expenses in the table above reflect the expense limitation in effect through November 1, 2006, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class B expenses to 1.90% of the average daily net assets attributable to Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond November 1, 2006.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, and (e) the expense limitation for your Fund is in effect for year one. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------
                          AmSouth        Pioneer      Combined
Number of years you    High Quality       Bond          Fund
own your shares          Bond Fund        Fund       (Pro Forma)
--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------
 Year 1                 $  513           $  671          $  671
--------------------------------------------------------------------------------
 Year 3                 $  754           $  880          $  880
--------------------------------------------------------------------------------
 Year 5                 $1,013           $1,112          $1,112
--------------------------------------------------------------------------------
 Year 10                $1,753           $1,775          $1,775
--------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
--------------------------------------------------------------------------------
 Year 1                 $  707           $  593          $  593
--------------------------------------------------------------------------------
 Year 3                 $  940           $  902          $  907
--------------------------------------------------------------------------------
 Year 5                 $1,298           $1,143          $1,148
--------------------------------------------------------------------------------
 Year 10                $2,143           $2,033          $2,037
--------------------------------------------------------------------------------
 Class B -- assuming no redemption
--------------------------------------------------------------------------------
 Year 1                 $  207           $  193          $  193
--------------------------------------------------------------------------------
 Year 3                 $  640           $  602          $  607
--------------------------------------------------------------------------------
 Year 5                 $1,098           $1,043          $1,048
--------------------------------------------------------------------------------
 Year 10                $2,143           $2,033          $2,037
--------------------------------------------------------------------------------
                           Class I       Class Y
--------------------------------------------------------------------------------
 Year 1                 $  108           $   57          $   57
--------------------------------------------------------------------------------
 Year 3                 $  337           $  179          $  179
--------------------------------------------------------------------------------
 Year 5                 $  585           $  313          $  313
--------------------------------------------------------------------------------
 Year 10                $1,294           $  701          $  701
--------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Amsouth High Quality Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the historical investment performance of Pioneer Bond Fund is comparable to your AmSouth Fund's investment performance. For the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer Bond Fund had an average annual return of 0.95% (one year); 6.86% (five year); and 6.69% (ten year), compared to an average annual return of the Class A shares of your AmSouth Fund of -1.45% (one year); 6.14% (five year); and 7.64% (ten year), respectively, during the same period. The Trustees also noted that, for the one and five year periods ended March 31, 2005, Class A shares of Pioneer Bond Fund had an average annual return of 2.68% (one year); and 7.60% (five year), compared to an average annual return of the Class A shares of your AmSouth Fund of -0.25% (one year); and 6.25% (five year), during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, at December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $15.7 billion in fixed income securities. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Fourth, the aggregate management and administration fees incurred by your AmSouth Fund are higher than the management fee paid by Pioneer Bond Fund. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. With respect to Class I shares, both the gross and net expenses of the Pioneer Fund are lower than your AmSouth Fund. While the pro forma expenses are estimated to be lower for your Class A and B Shares on a gross basis, the expenses will be higher on a net basis. The lower net expenses of your AmSouth Fund are a result of voluntary expense limitations that may be discontinued at any time. AAMI has informed the Trustees that AmSouth Bank and its affilates will discontinue the expense limitations in the future. The Trustees considered the positive factors associated with the Reorganization, such as greater fund assets and potential for growth, to outweigh the negative factors, such as the increase in expenses.

     Fifth, the Class A, B and Y shares of Pioneer Bond Fund received in the Reorganization will provide AmSouth High Quality Bond Fund shareholders with exposure to substantially the same investment product as they have currently.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of your Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                  AmSouth                         Pro Forma
                                               High Quality        Pioneer       Pioneer Bond
                                                 Bond Fund        Bond Fund          Fund
                                               May 31, 2005     May 31, 2005     May 31, 2005
                                              --------------   --------------   -------------
  Total Net Assets (in thousands) .........       $622,574         $297,638         $920,212
    Class A shares ........................       $ 53,254         $173,605         $226,859
    Class B shares ........................       $  6,222         $ 57,319         $ 63,542
    Class I/Y shares ......................       $563,098         $ 18,481         $581,579

  Net Asset Value Per Share
    Class A shares ........................       $  11.16         $   9.37         $   9.37
    Class B shares ........................       $  11.13         $   9.33         $   9.33
    Class I/Y shares ......................       $  11.16         $   9.30         $   9.30

  Shares Outstanding
    Class A shares ........................      4,771,272       18,533,637       24,218,924
    Class B shares ........................        559,225        6,147,733        6,813,993
    Class I/Y shares ......................     50,444,625        1,986,416       62,510,903

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                      AmSouth Florida Tax-Exempt Fund and
                     Pioneer Florida Tax Free Income Fund

                                 PROPOSAL 1(b)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of AmSouth Florida Tax-Exempt Fund's performance is attached as Exhibit C.

     Each Fund seeks to produce as high a level of current interest income exempt from federal income tax and Florida intangible personal property tax as is consistent with the preservation of capital. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth Florida Tax-Exempt Fund to Pioneer Florida Tax Free
                                  Income Fund

------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Florida Tax-Exempt Fund            Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Business              A non-diversified series of AmSouth Funds,     A newly created, non-diversified series
                       an open-end management investment              of Pioneer Series Trust IV, an open-end
                       company organized as a Massachusetts           management investment company organized
                       business trust.                                as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------
 Net assets as of      $55.3 million                                  None. Pioneer Florida Tax Free Income Fund
 March 31, 2005                                                       is newly created and does not expect to
                                                                      commence investment operations until the
                                                                      Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------
 Investment advisers   Investment Adviser:                            Investment Adviser:
 and portfolio         AAMI                                           Pioneer
 managers
                       Portfolio Manager:                             Portfolio Manager:
                       Day-to-day management of AmSouth Florida       Day-to-day management of the Fund's
                       Tax-Exempt Fund's portfolio is the             portfolio is the responsibility of David
                       responsibility of Dorothy E. Thomas, CFA.      Eurkus. Mr. Eurkus joined Pioneer as a
                       Ms. Thomas has more than 20 years of           senior vice president in January 2000 and
                       experience as an investment portfolio          has been an investment professional since
                       manager. She has been associated with          1969. From 1998 to 2000, Mr. Eurkus was
                       AmSouth's Trust Investment Group since         a senior vice president of fixed income
                       1982 and is currently Senior Vice President    investing for the Private Client Group at
                       and Trust Investment Officer in charge of      Brown Brothers Harriman. Prior to that he
                       tax-free fixed income investments.             was a senior vice president at Putnam
                                                                      Investments.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                 AmSouth Florida Tax-Exempt Fund               Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Investment objective   AmSouth Florida Tax-Exempt Fund seeks to         Pioneer Florida Tax Free Income Fund seeks
                        produce as high a level of current interest      to produce as high a level of current
                        income exempt from federal income tax and        interest income exempt from federal income
                        Florida intangible personal property tax as is   tax and Florida state intangible personal
                        consistent with the preservation of capital.     property tax as is consistent with the
                                                                         relative stability of capital. The Fund's
                                                                         objective with respect to stability of capital
                                                                         is substantially equivalent to the AmSouth
                                                                         Fund's objective of preservation of capital.
                                                                         The portion of this investment objective with
                                                                         respect to Florida state intangible personal
                                                                         property tax is non-fundamental and may be
                                                                         revised without shareholder approval. The
                                                                         Fund will provide shareholders with at least
                                                                         60 days notice prior to elimination of this
                                                                         portion of the investment objective.
------------------------------------------------------------------------------------------------------------------------------
 Primary investments    Normally, AmSouth Florida Tax-Exempt Fund        Normally, Pioneer Florida Tax Free Income
                        will invest at least 80% of its net assets in    Fund invests at least 80% of its net assets
                        municipal securities issued by or on behalf      (plus the amount of borrowings, if any,
                        of the State of Florida and its political        for investment purposes) in securities the
                        subdivisions, the interest on which, in the      income from which is exempt from regular
                        opinion of the issuer's bond counsel at the      federal income tax and is not subject to
                        time of issuance, is exempt from federal         the alternative minimum tax for individuals.
                        and state income tax, if any, is not subject     Florida does not impose an individual
                        to the federal alternative minimum tax, and      income tax. Pioneer intends to manage
                        is exempt from the Florida intangible            the Fund so that shares of the Fund will
                        personal property tax. For purposes of this      be exempt from the intangible personal
                        policy, net assets include net assets plus       property tax of the State of Florida.
                        borrowings. The Fund invests in Florida
                        municipal securities only if they are high-      The Fund's investments may have fixed or
                        grade (rated at the time of purchase in one      variable principal payments and all types of
                        of the four highest rating categories by a       interest rate payment and reset terms,
                        national recognized statistical rating           including fixed and floating rates, inverse
                        organization ("NRSRO") or determined by          floating rate, zero coupon, contingent,
                        AAMI to be of comparable quality). The           deferred and payment in kind and auction
                        Fund will have a dollar-weighted average         rate features.
                        maturity of five to ten years.
                                                                         The Fund may invest in municipal securities
                                                                         of any maturity. Municipal securities with
                                                                         longer maturities are generally more volatile
                                                                         than other fixed income securities with
                                                                         shorter maturities.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Florida Tax-Exempt Fund               Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   AAMI's fixed income portfolio management         Pioneer considers both broad economic
                         process focuses on the four key areas of         factors and issuer specific factors in
                         duration management, sector weights,             selecting a portfolio designed to achieve the
                         position on the yield curve and security         Fund's investment objective. In assessing
                         selection; AAMI's goal is to add value in        the appropriate maturity and rating
                         each of these four areas through the active      weighting of the Fund's portfolio, Pioneer
                         management of the Fund's portfolio.              considers a variety of factors that are
                         Beginning with rigorous fundamental              expected to influence economic activity and
                         analysis of the economy and taking into          interest rates. These factors include
                         account characteristics of the current           fundamental economic indicators, such as
                         business and interest rate cycles, AAMI          the rates of economic growth and inflation,
                         arrives at a projection of the likely trend      Federal Reserve monetary policy and the
                         in interest rates and adjusts duration           relative value of the U.S. dollar compared to
                         accordingly. Analysis of the shape of the        other currencies. Once Pioneer determines
                         yield curve and yield spreads among bond         the preferable portfolio characteristics,
                         market sectors leads to further refinements      Pioneer selects individual securities based
                         in strategy.                                     upon the terms of the securities (such as
                                                                          yields compared to U.S. Treasuries or
                                                                          comparable issues), liquidity and rating and
                                                                          issuer diversification. Pioneer also employs
                                                                          due diligence and fundamental research, an
                                                                          evaluation of the issuer based on its
                                                                          financial statements and operations, to
                                                                          assess an issuer's credit quality, taking into
                                                                          account financial condition, future capital
                                                                          needs and potential for change in rating. In
                                                                          making these portfolio decisions, Pioneer
                                                                          relies on the knowledge, experience and
                                                                          judgment of its staff who have access to a
                                                                          wide variety of research.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Florida Tax-Exempt Fund                Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Other investments   Under normal circumstances, AmSouth             Pioneer Florida Tax Free Income Fund
                     Florida Tax-Exempt Fund may invest up to        invests primarily in investment grade
                     20% of its assets in taxable obligations. For   securities the income from which provide
                     purposes of the 20% basket, the Fund may        income that is exempt from federal income
                     also invest in municipal securities of states   tax and that allow shares of the Fund to
                     other than Florida.                             qualify for an exemption from the Florida
                                                                     intangible personal property tax but may
                                                                     invest up to 10% of its net assets in debt
                                                                     securities rated below investment grade.

                                                                     A debt security is considered investment
                                                                     grade if it is:

                                                                     o Rated BBB or higher at the time of
                                                                       purchase by Standard & Poor's Ratings
                                                                       Group;
                                                                     o Rated the equivalent rating by a NRSRO; or
                                                                     o Determined to be of equivalent credit quality
                                                                       by Pioneer

                                                                     The Fund may invest up to 20% of its net
                                                                     assets in securities of other investment
                                                                     companies, investment grade commercial
                                                                     paper, U.S. government securities, U.S. or
                                                                     foreign bank instruments and repurchase
                                                                     agreements.

                                                                     The Fund may invest up to 10% of its net
                                                                     assets in inverse floating rate obligations (a
                                                                     type of derivative instrument). Inverse floating
                                                                     rate obligations represent interests in tax-
                                                                     exempt bonds. The interest rate on inverse
                                                                     floating rate obligations will generally decrease
                                                                     as short-term interest rates increase, and
                                                                     increase as short-term rates decrease. Due to
                                                                     their leveraged structure, the sensitivity of
                                                                     the market value of an inverse floating rate
                                                                     obligation to changes in interest rates is
                                                                     generally greater than a comparable long-term
                                                                     bond issued by the same municipality and
                                                                     with similar credit quality, redemption and
                                                                     maturity provisions. Inverse floating rate
                                                                     obligations may be volatile and involve
                                                                     leverage risk.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Florida Tax-Exempt Fund                  Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive   For temporary defensive purposes, AmSouth            Normally, Pioneer Florida Tax Free Income
 strategies            Florida Tax-Exempt Fund may increase its             Fund invests substantially all of its assets
                       holdings in taxable obligations to over 20%          to meet its investment objective. The Fund
                       of its assets and hold uninvested cash               may invest the remainder of its assets in
                       reserves pending investment. The Fund may            securities with remaining maturities of less
                       also increase its holdings in municipal              than one year, cash equivalents or may hold
                       securities of states other than Florida to           cash. For temporary defensive purposes,
                       over 20% of its assets in such situations.           including during periods of unusual cash
                       Taxable obligations may include obligations          flows, the Fund may depart from its principal
                       issued or guaranteed by the U.S. government,         investment strategies and invest part or all
                       its agencies or instrumentalities (some of           of its assets in these securities or may hold
                       which may be subject to repurchase                   cash. During such periods, the Fund may not
                       agreements), certificates of deposit, demand         be able to achieve its investment objective.
                       and time deposits, bankers' acceptances of           The Fund intends to adopt a defensive
                       selected banks, and commercial paper meeting         strategy when Pioneer believes securities
                       the Fund's quality for tax-exempt commercial         in which the Fund normally invests have
                       paper.                                               extraordinary risks due to political or
                                                                            economic factors and in other extraordinary
                                                                            circumstances.
------------------------------------------------------------------------------------------------------------------------------
 Diversification       Each Fund is non-diversified for the purpose of the Investment Company Act and, therefore, may concentrate its investments in a limited number of issuers.
------------------------------------------------------------------------------------------------------------------------------
 Industry              AmSouth Florida Tax-Exempt Fund may not              Pioneer Florida Tax Free Income Fund may
 concentration         purchase any securities which would cause            not invest more than 25% of its assets in
                       more than 25% of the value of the Fund's             any one industry.
                       total assets at the time of purchase to
                       be invested in securities of one or more
                       issuers conducting their principal business
                       activities in the same industry, provided
                       that (a) there is no limitation with respect
                       to obligations issued or guaranteed by
                       the U.S. government or its agencies or
                       instrumentalities, and repurchase agreements
                       secured by obligations of the U.S. government
                       or its agencies or instrumentalities; (b)
                       wholly owned finance companies will be
                       considered to be in the industries of their
                       parents if their activities are primarily
                       related to financing the activities of their
                       parents; and (c) utilities will be divided
                       according to their services. For example,
                       gas, gas transmission, electric and gas,
                       electric, and telephone will each be
                       considered a separate industry.

                       There is no limitation with respect to
                       municipal securities, which, for purposes of
                       this limitation only, do not include private
                       activity bonds that are backed only by the
                       assets and revenues of a non-governmental
                       user.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                AmSouth Florida Tax-Exempt Fund               Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Restricted and        AmSouth Florida Tax-Exempt Fund may not           Pioneer Florida Tax Free Income Fund may
 illiquid securities   invest more than 15% of its net assets in         not invest more than 15% of its net assets
                       securities that are restricted as to resale, or   in securities that are illiquid and other
                       for which no readily available market exists,     securities that are not readily marketable.
                       including repurchase agreements providing         Repurchase agreements maturing in more
                       for settlement more than seven days after         than seven days will be included for
                       notice.                                           purposes of the foregoing limit.
------------------------------------------------------------------------------------------------------------------------------
 Borrowing             AmSouth Florida Tax-Exempt Fund may not           Pioneer Florida Tax Free Income Fund may
                       borrow money or issue senior securities,          not borrow money, except the Fund may:
                       except that the Fund may borrow from              (a) borrow from banks or through reverse
                       banks or enter into reverse repurchase            repurchase agreements in an amount up to
                       agreements for temporary emergency                33-1/3% of the Fund's total assets (including
                       purposes in amounts up to 10% of the              the amount borrowed); (b) to the extent
                       value of its total assets at the time of such     permitted by applicable law, borrow up to
                       borrowing. The Fund will not purchase             an additional 5% of the Fund's assets for
                       securities while borrowings (including            temporary purposes; (c) obtain such short-
                       reverse repurchase agreements) in excess          term credits as are necessary for the
                       of 5% of its total assets are outstanding.        clearance of portfolio transactions; (d)
                                                                         purchase securities on margin to the extent
                                                                         permitted by applicable law; and (e) engage
                                                                         in transactions in mortgage dollar rolls that
                                                                         are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------
 Lending               AmSouth Florida Tax-Exempt Fund may not           Pioneer Florida Tax Free Income Fund may
                       make loans, except that the Fund may              lend portfolio securities with a value that
                       purchase or hold debt instruments in              may not exceed 33-1/3% of the value of its
                       accordance with its investment objective and      assets.
                       policies, may lend Fund securities in
                       accordance with its investment objective and
                       policies, and may enter into repurchase
                       agreements.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Florida Tax-Exempt Fund               Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Derivative           AmSouth Florida Tax-Exempt Fund may             Pioneer Florida Tax Free Income Fund may
 instruments          invest in futures contracts and options         use futures and options on securities,
                      thereon (interest rate futures contracts or     indices and other derivatives. A derivative is
                      index futures contracts, as applicable) to      a security or instrument whose value is
                      commit funds awaiting investment, to            determined by reference to the value or the
                      maintain cash liquidity or for other hedging    change in value of one or more securities,
                      purposes. The value of the Fund's contracts     indices or other financial instruments.
                      may equal or exceed 100% of the Fund's          Although there is no specific limitation on
                      total assets, although the Fund will not        investing in derivatives, the Fund does not
                      purchase or sell a futures contract unless      use derivatives as a primary investment
                      immediately afterwards the aggregate            technique and generally limits their use to
                      amount of margin deposits on its existing       hedging. However, the Fund may use
                      futures positions plus the amount               derivatives for a variety of non-principal
                      of premiums paid for related futures options    purposes, including:
                      entered into for other than bona fide
                      hedging purposes is 5% or less of its net       o As a hedge against adverse changes
                      assets.                                           in interest rates
                                                                      o As a substitute for purchasing or
                                                                        selling securities
                                                                      o To increase the Fund's return as a
                                                                        non-hedging strategy that may be
                                                                        considered speculative

                                                                      Even a small investment in derivatives can
                                                                      have a significant impact on the Fund's
                                                                      exposure to interest rates. If changes in a
                                                                      derivative's value do not correspond to
                                                                      changes in the value of the Fund's other
                                                                      investments, the Fund may not fully benefit
                                                                      from or could lose money on the derivative
                                                                      position. In addition, some derivatives
                                                                      involve risk of loss if the person who issued
                                                                      the derivative defaults on its obligation.
                                                                      Certain derivatives may be less liquid and
                                                                      more difficult to value. The Fund will only
                                                                      invest in derivatives to the extent Pioneer
                                                                      believes these investments do not prevent
                                                                      the Fund from seeking its investment
                                                                      objective.
------------------------------------------------------------------------------------------------------------------------------
 Short-term trading   AmSouth Florida Tax-Exempt Fund may             Pioneer Florida Tax Free Income Fund
                      engage in the technique of short-term           usually does not trade for short-term
                      trading. Such trading involves the selling of   profits. The Fund will sell an investment,
                      securities held for a short time, ranging       however, even if it has only been held for a
                      from several months to less than a day. The     short time, if it no longer meets the Fund's
                      object of such short-term trading is to         investment criteria.
                      increase the potential for capital
                      appreciation and/or income of the Fund in
                      order to take advantage of what AAMI
                      believes are changes in market, industry or
                      individual company conditions or outlook.
                      Any such trading would increase the
                      turnover rate of a Fund and its transaction
                      costs.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Florida Tax-Exempt Fund              Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Other investment      As described above, the Funds have substantially similar principal investment strategies
 policies and          and policies. Certain of the non-principal investment policies and restrictions are different.
 restrictions          For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------
                                                   Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------
 Class A sales         Class A shares are offered with an initial      Class A shares are offered with an initial
 charges and Rule      sales charge of up to 4.00% of the offering     sales charge up to 4.50% of the offering
 12b-1 fees            price, which is reduced depending upon the      price, which is reduced or waived for large
                       amount invested or, in certain                  purchases and certain types of investors. At
                       circumstances, waived. Class A shares           the time of your purchase, your investment
                       bought as part of an investment of $1           firm may receive a commission from
                       million or more are not subject to an initial   Pioneer Funds Distributor, Inc. ("PFD"), the
                       sales charge, but may be charged a              Fund's distributor, of up to 5% declining as
                       contingent deferred sales charge ("CDSC")       the size of your investment increases.
                       of 1.00% if sold within one year
                       of purchase.                                    There is no CDSC, except in certain
                                                                       circumstances when the initial sales charge
                       Class A shares pay a shareholder servicing      is waived.
                       fee (non 12b-1) of up to 0.25% of average
                       daily net assets.                               Class A shares are subject to distribution
                                                                       and service (12b-1) fees of up to 0.25% of
                                                                       average daily net assets.
------------------------------------------------------------------------------------------------------------------------------
 Class B sales         Class B shares are offered without an initial   Class B shares are offered without an initial
 charges and Rule      sales charge, but are subject to a CDSC of      sales charge, but are subject to a CDSC of
 12b-1 fees            up to 5%. For all other Class B shares held     up to 4% if you sell your shares. The
                       continuously, the CDSC declines over six        charge is reduced over time and is not
                       years, starting with year one and ending in     charged after five years. Your investment
                       year seven from: 5%, 4%, 3%, 3%, 2%,            firm may receive a commission from PFD,
                       1%. Eight years after purchase, Class B         the Fund's distributor, at the time of your
                       shares automatically convert to Class A         purchase of up to 4%.
                       shares.
                                                                       Class B shares are subject to distribution
                       Class B shares pay a shareholder servicing      and service (12b-1) fees of up to 1% of
                       fee (non 12b-1) of 0.25% of average daily       average daily net assets.
                       net assets and a distribution (12b-1) fee of
                       0.75% of average daily net assets.              Class B shares acquired through the
                                                                       Reorganization will retain the holding
                       Maximum investment for all Class B              period, CDSC and commission schedules
                       purchases by a shareholder for the Fund's       applicable to the original purchase.
                       shares is $99,999.
                                                                       Class B shares convert to Class A shares
                                                                       eight years after the date of purchase.
                                                                       Maximum purchase of Class B shares in a
                                                                       single transaction is $49,999.
------------------------------------------------------------------------------------------------------------------------------
 Class I and Class Y   AmSouth Florida Tax-Exempt Fund does not        The Fund does not impose any initial,
 sales charges and     impose any initial or CDSC on Class I           contingent deferred or asset based sales
 Rule 12b-1 fees       shares.                                         charge on Class Y shares.

                       The Fund may impose a shareholder               The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15% of     distributing the Fund's Class Y shares, none
                       average daily net assets.                       of which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          AmSouth Florida Tax-Exempt Fund                Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Management and   AmSouth Florida Tax-Exempt Fund pays an         Pioneer Florida Tax Free Income Fund will
 other fees       advisory fee on a monthly basis at an           pay Pioneer an advisory fee as follows:
                  annual rate of 0.50% of the Fund's average      0.50% of the Fund's average daily net
                  daily net assets.                               assets on the first $250 million, 0.45% on
                                                                  assets greater than $250 million to $750
                  ASO Services Company, Inc. ("ASO") serves       million, and 0.40% on assets greater than
                  as administrator and fund accounting agent      $750 million. The fee is computed daily and
                  for the Fund. The Fund pays ASO an              paid monthly.
                  administrative services fee of 0.15% of the
                  Fund's average daily net assets.                In addition, the Fund reimburses Pioneer for
                                                                  certain fund accounting and legal expenses
                  For the fiscal year ended July 31, 2004,        incurred on behalf of the Fund and pays a
                  other expenses were limited to 0.33% for        separate shareholder servicing/transfer
                  Class A shares, 0.33% for Class B shares        agency fee to PIMSS, an affiliate of Pioneer.
                  and 0.18% for Class I shares. Any fee
                  waiver or expense reimbursement                 The Fund's annual fund operating expenses
                  arrangement is voluntary and may be             for Class A shares, after giving effect to the
                  discontinued at any time.                       expense limitation, are estimated to be
                                                                  0.82%, and without giving effect to the
                  For the fiscal year ended July 31, 2004, the    expense limitation, are estimated to be
                  Fund's annual operating expenses for Class      0.98% of average daily net assets for the
                  A shares, after giving effect to the expense    current fiscal year.
                  limitation were 0.83% and without giving
                  effect to the expense limitation, were 1.03%    The Fund's annual fund operating expenses
                  of average daily net assets.                    for Class B shares, after giving effect to the
                                                                  expense limitation, are estimated to be 1.72%,
                  For the fiscal year ended July 31, 2004, the    and without giving effect to the expense
                  Fund's annual operating expenses for Class      limitation, are estimated to be 1.76% of
                  B shares, after giving effect to the expense    average daily net assets for the current fiscal
                  limitation were 1.58%, and without giving       year.
                  effect to the expense limitation, were 1.78%
                  of average daily net assets.                    The Fund's annual fund operating expenses
                                                                  for Class Y shares are estimated to be 0.70%
                  For the fiscal year ended July 31, 2004, the    of average daily net assets for the current
                  Fund's annual operating expenses for Class      fiscal year.
                  I shares, after giving effect to the expense
                  limitation were 0.68%, and without giving
                  effect to the expense limitation, were 0.93%
                  of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------
 Buying shares    You may buy shares of the Fund directly         You may buy shares from any investment
                  through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                  distributor, or through brokers, registered     the Pioneer Fund's distributor.
                  investment advisers, banks and other
                  financial institutions that have entered into   If the account is established in the
                  selling agreements with the Fund's              shareholder's own name, shareholders may
                  distributor, as described in the Fund's         also purchase additional shares of the Fund
                  prospectus.                                     by telephone or online\

                  Certain account transactions may be done
                  by telephone.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Florida Tax-Exempt Fund               Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You can exchange your shares in the Fund for     You may exchange your shares for shares of
                     shares of the same class of another AmSouth      the same class of another Pioneer mutual
                     Fund, usually without paying additional sales    fund. Your exchange request must be for at
                     charges. You must meet the minimum               least $1,000. The Fund allows you to
                     investment requirements for the Fund into        exchange your shares at net asset value
                     which you are exchanging. Exchanges from         without charging you either an initial or
                     one Fund to another are taxable. Class A         contingent deferred shares charge at the time
                     shares may be exchanged for Class I shares       of the exchange. Shares you acquire as part
                     of the same Fund or another AmSouth Fund if      of an exchange will continue to be subject to
                     you become eligible to purchase Class I          any contingent deferred sales charge that
                     shares. Class I shares may be exchanged for      applies to the shares you originally purchased.
                     Class A shares of the same Fund. No              When you ultimately sell your shares, the date
                     transaction fees are currently charged for       of your original purchase will determine your
                     exchanges.                                       contingent deferred sales charge. An exchange
                                                                      generally is treated as a sale and a new
                     If you sell your shares or exchange them for     purchase of shares for federal income
                     shares of another AmSouth Fund within 7          tax purposes.
                     days of the date of purchase, you will be
                     charged a 2.00% fee on the current net asset     After you establish an eligible Fund account,
                     value of the shares sold or exchanged. The       you can exchange Fund shares by telephone
                     fee is paid to the Fund to offset the costs      or online.
                     associated with short-term trading, such as
                     portfolio transaction and administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage and
                     other types of omnibus accounts (except
                     where it is not practical for the plan
                     administrator or brokerage firm to implement
                     the fee). The Fund will not impose the
                     redemption fee on a redemption or exchange
                     of shares purchased upon the reinvestment of
                     dividend and capital gain distributions.
------------------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                 AmSouth Florida Tax-Exempt Fund              Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
            You may sell your shares by contacting the     Normally, your investment firm will send
            Fund directly in writing or by telephone or    your request to sell shares to PIMSS. You
            by contacting a financial intermediary as      can also sell your shares by contacting the
            described in the Fund's prospectus.            Fund directly if your account is registered in
                                                           your name.

                                                           If the account is established in the
                                                           shareholder's own name, shareholders may
                                                           also redeem shares of the Fund by
                                                           telephone or online.
------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though the Funds seek current income exempt from federal and Florida intangible personal property tax, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of the Fund's investments to decline

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

     o New federal or state legislation adversely affects the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations

     o The issuer of a security owned by the Fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

     o Because the Fund concentrates its investments in a single state, there may be more fluctuation in the value of its securities than is the case for mutual funds whose portfolios are more geographically diverse. Because the Fund invests primarily in securities issued by Florida and its municipalities, it is more vulnerable to unfavorable developments in Florida than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may adversely affect the overall Florida municipal market

     o The adviser is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

     Although distributions of interest income from the Fund's tax-exempt securities are generally exempt from regular federal income tax and Florida intangible personal property tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about state and local taxes on your Fund distributions.

     At times, more than 25% of Pioneer Florida Tax Free Income Fund's assets may be invested in the same market segment, such as financials. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

     The Fund generally invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

Past Performance

     Set forth below is performance information for AmSouth Florida Tax-Exempt Fund. The bar charts show how AmSouth Florida Tax-Exempt Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return for AmSouth Florida Tax-Exempt Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in AmSouth Florida Tax-Exempt Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. Pioneer Florida Tax Free Income Fund has not commenced investment operations.

               AmSouth Florida Tax-Exempt Fund -- Class A Shares
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

   '95                          11.04%
   '96                           3.60
   '97                           6.54
   '98                           5.44
   '99                          -1.35
   '00                           8.36
   '01                           4.47
   '02                           8.43
   '03                           3.04
   '04                           1.38

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 4.40% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.12% for the quarter ended June 30, 2004.

                        AmSouth Florida Tax-Exempt Fund
    Average Annual Total Returns (for the periods ending December 31, 2004)

--------------------------------------------------------------------------------------------------------
                                                                    1 Year      5 Years     10 Years
--------------------------------------------------------------------------------------------------------
 AmSouth Florida Tax-Exempt Fund, Class A Shares(1)
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 -2.64%       4.25%       4.61%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 -2.80%       4.21%       4.55%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         -0.64%       4.14%       4.50%
--------------------------------------------------------------------------------------------------------
 AmSouth Florida Tax-Exempt Fund, Class B Shares(2)
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 -4.25%       3.98%       4.14%
--------------------------------------------------------------------------------------------------------
 AmSouth Florida Tax-Exempt Fund, Class I Shares(3)
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  1.52%       5.27%       5.15%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                  1.35%       5.23%       5.09%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares          2.16%       5.05%       5.00%
--------------------------------------------------------------------------------------------------------
 Merrill Lynch 1-12 Year Municipal Bond Index(4)
  (reflects no deduction for fees, expenses or taxes)                 3.43%       6.66%       6.48%
--------------------------------------------------------------------------------------------------------

(1)  Class A shares were first offered on 9/30/94.

(2) Performance for the Class B shares, which were first offered on 3/16/99, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(3) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

(4) Merrill Lynch 1-12 Year Municipal Bond Index, an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. The Index is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table above shows the impact of taxes on the AmSouth Florida Tax-Exempt Fund's returns. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for the AmSouth Florida Tax-Exempt Fund, the expenses of AmSouth Florida Tax-Exempt Fund for the period ended January 31, 2005 and (ii) for the Pioneer Florida Tax Free Income Fund, the estimated pro forma annual expenses for the period ended May 31, 2005.

                                                                        Pro Forma                Pro Forma                 Pro Forma
                                                                         Pioneer                  Pioneer                   Pioneer
                                                             AmSouth     Florida      AmSouth     Florida      AmSouth      Florida
                                                             Florida     Tax Free     Florida     Tax Free     Florida     Tax Free
                                                           Tax-Exempt     Income    Tax-Exempt     Income    Tax-Exempt     Income
Shareholder transaction fees                                 Fund(1)       Fund        Fund         Fund        Fund         Fund
(paid directly from your investment)                         Class A     Class A      Class B     Class B      Class I      Class Y
                                                           ----------   ----------  ----------   ---------   ----------    ---------
Maximum sales charge (load) when you buy shares as
 a percentage of offering price ...........................   4.00%(2)    5.75%(2)      None(2)    None        None         None
Maximum deferred sales charge (load) as a percentage
 of purchase price or the amount you receive when you
 sell shares, whichever is less ...........................   None        None          5.00%(3)   4.00%       None         None
Redemption fees ...........................................   2.00%(4)    None          2.00%(4)   None        2.00%(4)     None

Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ............................................   0.50%       0.50%         0.50%      0.50%       0.50%        0.50%
Distribution and service (12b-1) fee ......................   None        0.25%         0.75%      1.00%       None         None
Other expenses ............................................   0.74%(5)    0.23%         0.97%(5)   0.26%       0.56%(5)     0.20%
Total fund operating expenses .............................   1.24%       0.98%(6)      2.22%      1.76%(6)    1.06%        0.70%(6)
Expense reimbursement/reduction ...........................   0.41%       0.16%(7)      0.64%      0.04%(7)    0.38%         N/A
Net fund operating expenses ...............................   0.83%       0.82%         1.58%      1.72%       0.68%        0.70%

----------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for the AmSouth Fund were limited to 0.33% for Class A shares, 0.33% for Class B shares and 0.18% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses have not been reduced by any expense offset arrangements.

(7) The expenses in the table above reflect the expense limitations currently in effect for the Pioneer Fund, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.82%, and 1.72% of the average daily net assets attributable to Class A and Class B shares, respectively. These expense limitations are in effect through December 1, 2008 for Class A shares and through December 1, 2006 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------
                                                                      Pro Forma
                                                          AmSouth      Pioneer
                                                          Florida      Florida
                                                        Tax-Exempt    Tax Free
Number of years you own your shares                        Fund      Income Fund
--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------
 Year 1                                                    $  521       $  654
--------------------------------------------------------------------------------
 Year 3                                                    $  778       $  822
--------------------------------------------------------------------------------
 Year 5                                                    $ 1054       $1,039
--------------------------------------------------------------------------------
 Year 10                                                   $1,840       $1,664
--------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
--------------------------------------------------------------------------------
 Year 1                                                    $  725       $  575
--------------------------------------------------------------------------------
 Year 3                                                    $  994       $  850
--------------------------------------------------------------------------------
 Year 5                                                    $1,390       $1,050
--------------------------------------------------------------------------------
 Year 10                                                   $2,307       $1,864
--------------------------------------------------------------------------------
 Class B -- assuming no redemption
--------------------------------------------------------------------------------
 Year 1                                                    $  225       $  175
--------------------------------------------------------------------------------
 Year 3                                                    $  694       $  550
--------------------------------------------------------------------------------
 Year 5                                                    $1,190       $  950
--------------------------------------------------------------------------------
 Year 10                                                   $2,307       $1,864
--------------------------------------------------------------------------------
                                                          Class I      Class Y
--------------------------------------------------------------------------------
 Year 1                                                    $  108       $   72
--------------------------------------------------------------------------------
 Year 3                                                    $  337       $  224
--------------------------------------------------------------------------------
 Year 5                                                    $  585       $  390
--------------------------------------------------------------------------------
 Year 10                                                   $1,294       $  871
--------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Florida Tax-Exempt Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your Amsouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $2 billion in municipal securities. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, Pioneer Florida Tax Free Income Fund's management fee (0.50% of average daily net assets on the first $250 million, 0.45% on assets greater than $250 million to $750 million, and 0.40% on assets greater than $750 million) will be the same as or lower than the advisory fee of your Fund (0.50% of average daily net assets). The estimated pro forma expenses on a total basis of the Pioneer Fund after giving effect to the Reorganizations are expected to decline for all classes of shares. The estimated pro forma expenses on a net basis are also expected to decline for Class A shares. Although the estimated pro forma operating expenses for the AmSouth Fund's Class B and I shares are lower on a gross basis, the expenses are higher on a net basis. The lower net expenses of your AmSouth Fund are a result of voluntary expense limitations that may be discontinued at any time. AAMI has informed the Trustees that AmSouth Bank and its affiliates will discontinue the expense limitations in the future. The Trustees considered the positive factors associated with the Reorganization to outweigh the negative factors, such as the increase in expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both funds will be the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that will not be paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

     Fourth, the Class A, B and Y shares of Pioneer Florida Tax Free Income Fund received in the Reorganization will provide AmSouth Florida Tax-Exempt Fund shareholders with exposure to substantially the same investment product as they have currently.

     Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of AmSouth Florida Tax-Exempt Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Florida Tax-Exempt Fund approve the reorganization of their Fund into Pioneer Florida Tax Free Income Fund.

                                                                                  Pro Forma
                                                  AmSouth          Pioneer         Pioneer
                                                  Florida          Florida         Florida
                                                Tax-Exempt        Tax Free         Tax Free
                                                   Fund          Income Fund     Income Fund
                                               May 31, 2005     May 31, 2005     May 31, 2005
                                               ------------     ------------     ------------
  Total Net Assets (in thousands) .........        $52,512           N/A             $52,512
    Class A shares ........................        $ 4,230           N/A             $ 4,230
    Class B shares ........................        $ 2,473           N/A             $ 2,473
    Class I/Y shares ......................        $45,809           N/A             $45,809

  Net Asset Value Per Share ...............
    Class A shares ........................        $ 10.59           N/A             $ 10.59
    Class B shares ........................        $ 10.56           N/A             $ 10.56
    Class I/Y shares ......................        $ 10.60           N/A             $ 10.60

  Shares Outstanding ......................
    Class A shares ........................        399,350           N/A             399,350
    Class B shares ........................        234,108           N/A             234,108
    Class I/Y shares ......................      4,321,999           N/A           4,321,999

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                 AmSouth High Quality Municipal Bond Fund and
                         Pioneer Tax Free Income Fund

                                 PROPOSAL 1(c)

                Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund invests in securities that are exempt from regular federal income tax and, consequently, the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth High Quality Municipal Bond Fund to Pioneer Tax Free
                                  Income Fund

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth High Quality Municipal Bond
                                              Fund                               Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Business               A diversified series of AmSouth Funds, an       A diversified open-end management
                        open-end management investment company          investment company organized as a
                        organized as a Massachusetts business           Delaware statutory trust.
                        trust.
------------------------------------------------------------------------------------------------------------------------------
 Net assets as of       $333.3 million                                  $340.7 million
 March 31, 2005
------------------------------------------------------------------------------------------------------------------------------
 Investment advisers    Investment Adviser:                             Investment Adviser:
 and portfolio          AAMI                                            Pioneer
 managers
                        Portfolio Manager:                              Portfolio Manager:
                        Day-to-day management of AmSouth High           Day-to-day management of the Fund's portfolio
                        Quality Municipal Bond Fund's portfolio is      is the responsibility of David Eurkus. Mr.
                        the responsibility of Dorothy E. Thomas,        Eurkus joined Pioneer as a senior vice
                        CFA. Ms. Thomas has more than 20 years          president in January 2000 and has been an
                        of experience as an investment portfolio        investment professional since 1969. From 1998
                        manager. Ms. Thomas has been associated         to 2000, Mr. Eurkus was a senior vice
                        with AmSouth's Trust Investment Group           president of fixed income investing for the
                        since 1982 and is currently Senior Vice         Private Client Group at Brown Brothers
                        President and Trust Investment Officer in       Harriman. Prior to that he was a senior vice
                        charge of tax-free fixed income investments.    president at Putnam Investments.
------------------------------------------------------------------------------------------------------------------------------
 Investment objective   AmSouth High Quality Municipal Bond Fund        Pioneer Tax Free Income Fund seeks as
                        seeks to produce as high a level of current     high a level of current income exempt from
                        federal tax-exempt income as is consistent      federal income taxes as possible consistent
                        with the preservation of capital.               with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                AmSouth High Quality Municipal Bond
                                               Fund                                 Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Normally, AmSouth High Quality Municipal         Normally, Pioneer Tax Free Income Fund
                         Bond Fund will invest at least 80% of its net    invests at least 80% of its total assets in
                         assets in high quality municipal securities      investment grade securities the income from
                         that provide income that is exempt from          which is exempt from regular federal
                         federal income tax and is not a tax              income tax and is not subject to the
                         preference item for purposes of the federal      alternative minimum tax for individuals.
                         alternative minimum tax ("AMT"). For             These investments include bonds, notes
                         purposes of this policy, net assets include      and other debt instruments issued by or on
                         net assets plus borrowings for investment        behalf of states, counties, municipalities,
                         purposes. Additionally, the Fund                 territories and possessions of the United
                         concentrates its investments in municipal        States and the District of Columbia and their
                         securities issued by the State of Alabama        authorities, political subdivisions, agencies
                         and its political subdivisions. The Fund         or instrumentalities.
                         invests in debt securities only if they are
                         high-grade (rated at the time of purchase in
                         one of the four highest rating categories by
                         a nationally recognized statistical rating
                         organization or determined by AAMI to be
                         of comparable quality). The Fund will have a
                         dollar-weighted average maturity of five to
                         ten years.
------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   AAMI's fixed income portfolio management         Pioneer considers both broad economic
                         process focuses on the four key areas of         factors and issuer-specific factors in
                         duration management, sector weights,             selecting a portfolio designed to achieve the
                         position on the yield curve and security         Fund's investment objective. In assessing
                         selection; AAMI's goal is to add value in        the appropriate maturity and rating
                         each of these four areas through the active      weighting of the Fund's portfolio, Pioneer
                         management of the Fund's portfolio.              considers a variety of factors that are
                         Beginning with rigorous fundamental              expected to influence economic activity and
                         analysis of the economy and taking into          interest rates. These factors include
                         account characteristics of the current           fundamental economic indicators, such as
                         business and interest rate cycles, AAMI          the rates of economic growth and inflation,
                         arrives at a projection of the likely trend      Federal Reserve monetary policy and the
                         in interest rates and adjusts duration           relative value of the U.S. dollar compared to
                         accordingly. Analysis of the shape of the        other currencies. Once Pioneer determines
                         yield curve and yield spreads among bond         the preferable portfolio characteristics,
                         market sectors leads to further refinements      Pioneer selects individual securities based
                         in strategy.                                     upon the terms of the securities (such as
                                                                          yields compared to U.S. Treasuries or
                                                                          comparable issues), liquidity and rating and
                                                                          issuer diversification. Pioneer also employs
                                                                          due diligence and fundamental research, an
                                                                          evaluation of the issuer based on its
                                                                          financial statements and operations, to
                                                                          assess an issuer's credit quality, taking into
                                                                          account financial condition, future capital
                                                                          needs and potential for change in rating. In
                                                                          making these portfolio decisions, Pioneer
                                                                          relies on the knowledge, experience and
                                                                          judgment of its staff who have access to a
                                                                          wide variety of research.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth High Quality Municipal Bond
                                             Fund                                 Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Other investments     Under normal market conditions, AmSouth         Pioneer Tax Free Income Fund may invest in
                       High Quality Municipal Bond Fund may            securities of any maturity. The Fund may
                       invest up to 20% of its assets in               invest up to 25% or more of its assets in
                       obligations, the interest on which is either    issuers in any one or more states or
                       subject to federal income tax or treated as a   securities the payments on which are
                       preference item for purposes of the AMT.        derived from gas, electric, telephone, sewer
                                                                       and water segments of the municipal bond
                       The Fund may invest 25% or more of its          market. The Fund may invest up to 25% of
                       total assets in bonds, notes and warrants       its assets in industrial development bonds.
                       generally issued by or on behalf of the State
                       of Alabama and its political subdivisions,      The Fund may invest up to 20% of its net
                       the interest on which, in the opinion of the    assets in securities of other investment
                       issuer's bond counsel at the time of            companies, investment grade commercial
                       issuance, is exempt from both federal           paper, U.S. government securities, U.S.
                       income tax and Alabama personal income          or foreign bank instruments and repurchase
                       tax and is not treated as a preference item     agreements.
                       for purposes of the AMT.
                                                                       The Fund may invest up to 10% of its
                                                                       net assets in debt securities rated below
                                                                       investment grade or, if unrated, of
                                                                       equivalent quality as determined by Pioneer.
                                                                       Debt securities rated below investment
                                                                       grade are commonly referred to as "junk
                                                                       bonds" and are considered speculative.

                                                                       The Fund may invest up to 10% of its net
                                                                       assets in inverse floating rate obligations (a
                                                                       type of derivative instrument). Inverse
                                                                       floating rate obligations represent interests
                                                                       in tax-exempt bonds.
------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive   For temporary defensive purposes, AmSouth       For temporary defensive purposes, including
 strategies            High Quality Municipal Bond Fund may increase   during periods of unusual cash flows, Pioneer
                       its holdings in taxable obligations to over     Tax Free Income Fund may depart from its
                       20% of its assets and hold uninvested cash      principal investment strategies and invest part
                       reserves pending investment. Taxable            or all of its assets in securities with remaining
                       obligations may include obligations issued or   maturities of less than one year, cash
                       guaranteed by the U.S. government, its          equivalents, or may hold cash.
                       agencies or instrumentalities (some of which
                       may be subject to repurchase agreements),
                       certificates of deposit, demand and time
                       deposits, bankers' acceptances of selected
                       banks, and commercial paper meeting the
                       Tax-Free Fund's quality standards for tax-
                       exempt commercial paper.
------------------------------------------------------------------------------------------------------------------------------
 Diversification       Each Fund is diversified and is subject to diversification requirements under the Internal
                       Revenue Code of 1986, as amended (the "Code").
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                AmSouth High Quality Municipal Bond
                                               Fund                                  Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Industry              AmSouth High Quality Municipal Bond Fund             Pioneer Tax Free Income Fund will not
 concentration         may not purchase any securities which would          concentrate its assets in the securities of
                       cause more than 25% of the value of the              issuers in any one industry except that the
                       Fund's total assets at the time of purchase to       Fund may invest 25% or more of its assets
                       be invested in securities of one or more             in issuers in any one or more states or
                       issuers conducting their principal business          securities the payments on which are
                       activities in the same industry, provided that       derived from gas, electric, telephone, sewer
                       (a) there is no limitation with respect to           and water segments of the municipal bond
                       obligations issued or guaranteed by the U.S.         market.
                       government or its agencies or instrumentalities,
                       and repurchase agreements secured by
                       obligations of the U.S. government or its
                       agencies or instrumentalities; (b) wholly
                       owned finance companies will be considered to
                       be in the industries of their parents if
                       their activities are primarily related to
                       financing the activities of their parents;
                       and (c) utilities will be divided according
                       to their services. For example, gas, gas
                       transmission, electric and gas, electric, and
                       telephone will each be considered a separate
                       industry.

                       There is no limitation with respect to
                       municipal securities, which, for purposes of
                       this limitation only, do not include private
                       activity bonds that are backed only by the
                       assets and revenues of a non-governmental
                       user.
------------------------------------------------------------------------------------------------------------------------------
 Restricted and        AmSouth High Quality Municipal Bond Fund             Pioneer Tax Free Income Fund may not
 illiquid securities   may not invest more than 15% of its net              invest more than 15% of its net assets in
                       assets in securities that are restricted as to       securities that are illiquid and other
                       resale, or for which no readily available            securities that are not readily marketable.
                       market exists, including repurchase                  Repurchase agreements maturing in more
                       agreements providing for settlement more             than seven days will be included for
                       than seven days after notice.                        purposes of the foregoing limit.
------------------------------------------------------------------------------------------------------------------------------
 Borrowing             AmSouth High Quality Municipal Bond Fund             Pioneer Tax Free Income Fund may not
                       may not borrow money or issue senior                 borrow money, except from a bank for
                       securities, except that the Fund may borrow          temporary or emergency purposes and not
                       from banks or enter into reverse repurchase          for investment purposes, and then only in
                       agreements for temporary emergency                   an amount not exceeding 5% of the value of
                       purposes in amounts up to 10% of the value           the Fund's total assets at the time of
                       of its total assets at the time of such              borrowing.
                       borrowing. The Fund will not purchase
                       securities while borrowings (including reverse
                       repurchase agreements) in excess of 5% of
                       its total assets are outstanding.
------------------------------------------------------------------------------------------------------------------------------
 Lending               AmSouth High Quality Municipal Bond Fund             Pioneer Tax Free Income Fund may not
                       may not make loans, except that the Fund             make loans, except through the purchase of
                       may purchase or hold debt instruments in             securities, including repurchase agreements,
                       accordance with its investment objective and         in accordance with its investment objective,
                       policies, may lend Fund securities in                policies and limitations.
                       accordance with its investment objective and
                       policies, and may enter into repurchase
                       agreements.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                            AmSouth High Quality Municipal Bond
                                            Fund                               Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Derivative           AmSouth High Quality Municipal Bond Fund        Pioneer Tax Free Income Fund may use
 instruments          may invest in futures contracts and options     futures and options on securities, indices
                      thereon (interest rate futures contracts or     and currencies, forward currency exchange
                      index futures contracts, as applicable) to      contracts and other derivatives. The Fund
                      commit funds awaiting investment, to            does not use derivatives as a primary
                      maintain cash liquidity or for other hedging    investment technique and generally limits
                      purposes. The value of the Fund's contracts     their use to hedging. However, the Fund
                      may equal or exceed 100% of the Fund's          may use derivatives for a variety of non-
                      total assets, although the Fund will not        principal purposes, including:
                      purchase or sell a futures contract unless
                      immediately afterwards the aggregate            o As a hedge against adverse changes in
                      amount of margin deposits on its existing         stock market prices, interest rates or
                      futures positions plus the amount of              currency exchange rates
                      premiums paid for related futures options       o As a substitute for purchasing or selling
                      entered into for other than bona fide             securities
                      hedging purposes is 5% or less of its net       o To increase the Fund's return as a non-
                      assets.                                           hedging strategy that may be considered
                                                                        speculative
------------------------------------------------------------------------------------------------------------------------------
 Short-term trading   AmSouth High Quality Municipal Bond Fund        Pioneer Tax Free Income Fund usually does
                      may engage in the technique of short-term       not trade for short-term profits. The Fund
                      trading. Such trading involves the selling of   will sell an investment, however, even if it
                      securities held for a short time, ranging       has only been held for a short time, if it no
                      from several months to less than a day. The     longer meets the Fund's investment criteria.
                      object of such short-term trading is
                      to increase the potential for capital
                      appreciation and/or income of the Fund in
                      order to take advantage of what AAMI
                      believes are changes in market, industry or
                      individual company conditions or outlook.
                      Any such trading would increase the
                      turnover rate of a Fund and its transaction
                      costs.
------------------------------------------------------------------------------------------------------------------------------
 Other investment     As described above, the Funds have substantially similar principal investment strategies
 policies and         and policies. Certain of the non-principal investment policies and restrictions are different.
 restrictions         For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth High Quality Municipal Bond
                                             Fund                               Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
                                                    Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------
 Class A sales         Class A shares are offered with an initial      Class A shares are offered with an initial
 charges and Rule      sales charge of up to 4.00% of the offering     sales charge of up to 4.50% of the offering
 12b-1 fees            price, which is reduced depending upon the      price, which is reduced or waived for large
                       amount invested or, in certain                  purchases and certain types of investors. At
                       circumstances, waived. Class A shares           the time of your purchase, your investment
                       bought as part of an investment of $1           firm may receive a commission from
                       million or more are not subject to an initial   Pioneer Funds Distributor, Inc. ("PFD"), the
                       sales charge, but may be charged a              Fund's distributor, of up to 4% declining as
                       contingent deferred sales charge ("CDSC")       the size of your investment increases.
                       of 1.00% if sold within one year
                       of purchase.                                    There is no CDSC, except in certain
                                                                       circumstances when the initial sales charge
                       Class A shares pay a shareholder servicing      is waived.
                       fee (non-12b-1) of up to 0.25% of average
                       daily net assets.                               Class A shares are subject to distribution
                                                                       and service (12b-1) fees of up to 0.25% of
                                                                       average daily net assets.
------------------------------------------------------------------------------------------------------------------------------
 Class B sales         Class B shares are offered without an initial   Class B shares are offered without an initial
 charges and Rule      sales charge, but are subject to a CDSC of      sales charge, but are subject to contingent
 12b-1 fees            up to 5%. For Class B shares issued to          deferred sales charges of up to 4% if you
                       former ISG Funds shareholders in                sell your shares. The charge is reduced over
                       connection with the combination of              time and is not charged after five years.
                       AmSouth Funds with ISG Funds, the CDSC          Your investment firm may receive a
                       on such Class B shares held continuously        commission from PFD, the Fund's
                       declines over six years, starting with year     distributor, at the time of your purchase of
                       one and ending in year seven from: 4%,          up to 4%.
                       3%, 3%, 2%, 2%, 1%. For all other Class B
                       shares held continuously, the CDSC declines     Class B shares are subject to distribution
                       over six years, starting with year one and      and service (12b-1) fees of up to 1% of
                       ending in year seven from: 5%, 4%, 3%,          average daily net assets.
                       3%, 2%, 1%. Eight years after purchase
                       (seven years in the case of shares acquired     Class B shares acquired through the
                       in the ISG combination), Class B shares         Reorganization will retain the holding
                       automatically convert to Class A shares.        period, CDSC and commission schedules
                                                                       applicable to the original purchase.
                       Class B shares pay a shareholder servicing
                       fee (non 12b-1) of up to 0.25% of average       Maximum purchase of Class B shares in a
                       daily net assets and a distribution (12b-1)     single transaction is $49,999.
                       fee of up to 0.75% of average daily net
                       assets.                                         Class B shares convert to Class A shares
                                                                       eight years after the date of purchase. Class
                       Maximum investment for all Class B              B shares issued to former ISG Funds
                       purchases by a shareholder for the Fund's       shareholders will convert to Class A shares
                       shares is $99,999.                              seven years after the date of purchase.
------------------------------------------------------------------------------------------------------------------------------
 Class I and Class Y   AmSouth High Quality Municipal Bond Fund        The Fund does not impose any initial,
 sales charges and     does not impose any initial or CDSC on          contingent deferred or asset based sales
 Rule 12b-1 fees       Class I shares.                                 charge on Class Y shares.

                       The Fund may impose a shareholder               The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15% of     distributing the Fund's Class Y shares, none
                       average daily net assets.                       of which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                        AmSouth High Quality Municipal Bond
                                        Fund                                Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Management and   AmSouth High Quality Municipal Bond Fund        Pioneer Tax Free Income Fund pays Pioneer
 other fees       pays an advisory fee on a monthly basis at      an annual fee equal to 0.50% of the Fund's
                  an annual rate of 0.50% of the Fund's           average daily net assets up to $250 million,
                  average daily net assets.                       0.48% of the next $50 million and 0.45%
                                                                  on assets over $300 million.
                  ASO Services Company, Inc. ("ASO") serves
                  as administrator and fund accounting agent      In addition, the Fund reimburses Pioneer for
                  for the Fund. The Fund pays ASO an              certain Fund accounting and legal expenses
                  administrative services fee of 0.15% of the     incurred on behalf of the Fund and pays a
                  Fund's average daily net assets.                separate shareholder servicing/transfer agency
                                                                  fee to PIMSS, an affiliate of Pioneer.
                  For the fiscal year ended July 31, 2004,
                  other expenses were limited to 0.37% for        For the fiscal year ended December 31, 2004,
                  Class A shares, 0.37% for Class B shares        the Fund's total annual operating for Class A
                  and 0.22% for Class I shares. Any fee           shares were 0.91% of average daily net
                  waiver or expense reimbursement                 assets.
                  arrangement is voluntary and may be
                  discontinued at any time.                       For the fiscal year ended December 31, 2004,
                                                                  the Fund's total annual operating expenses for
                  For the fiscal year ended July 31, 2004, the    Class B shares were 1.67% of average daily
                  Fund's annual operating expenses for Class A    net assets.
                  shares, after giving effect to the expense
                  limitation were 0.87% and without giving        For the fiscal year ended December 31, 2004,
                  effect to the expense limitation, were 0.99%    the Fund's total annual operating expenses for
                  of average daily net assets.                    Class Y shares were 0.55% of average daily
                                                                  net assets.
                  For the fiscal year ended July 31, 2004, the
                  Fund's annual operating expenses for Class B
                  shares, after giving effect to the expense
                  limitation were 1.62%, and without giving
                  effect to the expense limitation, were 1.74%
                  of average daily net assets.

                  For the fiscal year ended July 31, 2004, the
                  Fund's annual operating expenses for Class I
                  shares, after giving effect to the expense
                  limitation were 0.72%, and without giving
                  effect to the expense limitation, were 0.89%
                  of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------
 Buying shares    You may buy shares of the Fund directly         You may buy shares from any investment
                  through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                  distributor, or through brokers, registered     Pioneer Fund's distributor.
                  investment advisers, banks and other
                  financial institutions that have entered into   If the account is established in the
                  selling agreements with the Fund's              shareholder's own name, shareholders may
                  distributor, as described in the Fund's         also purchase additional shares of Pioneer
                  prospectus.                                     Fund by telephone or online.

                  Certain account transactions may be done
                  by telephone.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                            AmSouth High Quality Municipal Bond
                                           Fund                                 Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You can exchange your shares in the Fund for     You may exchange your shares for shares of
                     shares of the same class of another AmSouth      the same class of another Pioneer mutual
                     Fund, usually without paying additional sales    fund. Your exchange request must be for at
                     charges. You must meet the minimum               least $1,000. The Fund allows you to
                     investment requirements for the Fund into        exchange your shares at net asset value
                     which you are exchanging. Exchanges from         without charging you either an initial or
                     one Fund to another are taxable. Class A         contingent deferred shares charge at the time
                     shares may be exchanged for Class I shares       of the exchange. Shares you acquire as part
                     of the same Fund or another AmSouth Fund if      of an exchange will continue to be subject to
                     you become eligible to purchase Class I          any contingent deferred sales charge that
                     shares. Class I shares may be exchanged for      applies to the shares you originally purchased.
                     Class A shares of the same Fund. No              When you ultimately sell your shares, the date
                     transaction fees are currently charged for       of your original purchase will determine your
                     exchanges.                                       contingent deferred sales charge. An exchange
                                                                      generally is treated as a sale and a new
                     If you sell your shares or exchange them for     purchase of shares for federal income
                     shares of another AmSouth Fund within 7          tax purposes.
                     days of the date of purchase, you will be
                     charged a 2.00% fee on the current net asset     After you establish an eligible fund account,
                     value of the shares sold or exchanged. The       you can exchange Fund shares by telephone
                     fee is paid to the Fund to offset the costs      or online.
                     associated with short-term trading, such as
                     portfolio transaction and administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage and
                     other types of omnibus accounts (except
                     where it is not practical for the plan
                     administrator or brokerage firm to implement
                     the fee). The Fund will not impose the
                     redemption fee on a redemption or exchange
                     of shares purchased upon the reinvestment of
                     dividend and capital gain distributions.
------------------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the       Normally, your investment firm will send your
                     Fund directly in writing or by telephone or      request to sell shares to PIMSS. You can also
                     by contacting a financial intermediary as        sell your shares by contacting the Fund
                     described in the Fund's prospectus.              directly if your account is registered in your
                                                                      name.

                                                                      If the account is established in the
                                                                      shareholder's own name, shareholders may
                                                                      also redeem shares of the Pioneer Fund by
                                                                      telephone or online.
------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of the Fund's investments to decline

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

     o New federal or state legislation adversely affects the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations

     o To the extent the Fund concentrates its investments in a single state or securities the payments on which are dependent upon a single industry, the Fund will be more susceptible to risks associated with that state or industry

     o The adviser is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

     In addition, at times, more than 25% of Pioneer Tax Free Income Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

     Pioneer Tax Free Income Fund may also invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

     AmSouth High Quality Municipal Bond Fund may invest 25% or more of its total assets in bonds, notes and warrants generally issued by or on behalf of the State of Alabama and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from both federal income tax and Alabama personal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax. By concentrating its investments in securities issued by Alabama and its municipalities, the Fund will be more vulnerable to unfavorable developments in Alabama than funds that are more geographically diversified. Additionally, because of the relatively small number of issuers of Alabama municipal securities, the Fund is likely to invest in a limited number of issuers.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

          AmSouth High Quality Municipal Bond Fund -- Class A Shares
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

       '95                   10.36%
       '96                    3.48
       '97                    6.18
       '98                    5.42
       '99                   -1.67
       '00                    8.82
       '01                    4.50
       '02                    8.63
       '03                    3.11
       '04                    1.54

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 3.79% for the quarter ended September 30, 2002, and the lowest quarterly return was -2.21% for the quarter ended June 30, 1999.

                Pioneer Tax Free Income Fund -- Class A Shares
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

         '95                   16.84%
         '96                    3.58
         '97                    8.94
         '98                    6.20
         '99                   -4.29
         '00                   11.63
         '01                    4.13
         '02                    7.06
         '03                    5.80
         '04                    4.76

* During the period shown in the bar chart, Pioneer Tax Free Income Fund's highest quarterly return was 7.11% for the quarter ended March 31, 1995, and the lowest quarterly return was -3.38% for the quarter ended June 30, 2004.

                   AmSouth High Quality Municipal Bond Fund
    Average Annual Total Returns (for the periods ending December 31, 2004)

------------------------------------------------------------------------------------------------------------------------------
                                                                    1 Year      5 Years     10 Years
------------------------------------------------------------------------------------------------------------------------------
 AmSouth High Quality Municipal Bond Fund, Class A Shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes(1)                                              -2.55%       4.42%       4.55%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 -2.64%       4.38%       4.49%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         -0.51%       4.30%       4.34%
------------------------------------------------------------------------------------------------------------------------------
 AmSouth High Quality Municipal Bond Fund, Class B Shares(2)
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 -4.09%       4.16%       4.08%
------------------------------------------------------------------------------------------------------------------------------
 AmSouth High Quality Municipal Bond Fund, Class I Shares(3)
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  1.78%       5.45%       5.09%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                  1.69%       5.41%       5.04%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares          2.40%       5.23%       4.84%
------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch 1-12 Year Municipal Bond Index(4)
  (reflects no deduction for fees, expenses or taxes)                 3.43%       6.66%       6.48%
------------------------------------------------------------------------------------------------------------------------------

(1) The Fund commenced operations on 7/1/97, through a transfer of assets from certain collective trust fund ("commingled") accounts advised by AmSouth Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted before-tax returns of the Fund includes the performance of the commingled accounts for periods dating back to 7/31/93, and prior to the Fund's commencement of operations, restated to reflect the expenses associated with the Fund. The commingled accounts were not registered with the SEC and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their performance may have been adversely affected. After-tax returns reflect performance since 7/1/97, and do not include the performance of the commingled accounts prior to that date. Class A shares were first offered on 7/1/97.

(2) Performance for the Class B shares, which were first offered on 2/3/99, is based on the historical performance of the Fund's Class A shares, including the performance of the commingled accounts (without sales charge) prior to that date. The commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(3) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares, including the performance of the commingled accounts (without sales charge) prior to that date. The commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund.

(4) Merrill Lynch 1-12 Year Municipal Bond Index, an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table above shows the impact of taxes on the AmSouth High Quality Municipal Bond Fund's returns. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                         Pioneer Tax Free Income Fund
             Average Annual Total Returns as of December 31, 2004

------------------------------------------------------------------------------------------------------------------------------
                                                                   1 Year      5 Years     10 Years
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund, Class A Shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 0.05%       5.66%       5.88%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 0.05%       5.56%       5.65%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         1.69%       5.52%       5.66%
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund, Class B Shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 0.07%       5.84%        N/A
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund, Class Y Shares(1)
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 5.14%       6.26%       6.14%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 5.14%       6.16%       5.91%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         5.21%       6.02%       5.88%
------------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)                4.48%       7.20%       7.06%
------------------------------------------------------------------------------------------------------------------------------

(1) Reflects the inception of the Fund's Class A shares. The inception of Class Y shares was February 28, 2002.

(2) Lehman Brothers Municipal Bond Index, an unmanaged measure of approximately 15,000 municipal bonds, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth High Quality Municipal Bond Fund, the expenses of AmSouth High Quality Municipal Bond Fund for the period ended January 31, 2005 and (ii) for Pioneer Tax Free Income Fund, the expenses of Pioneer Tax Free Income Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Tennessee Tax-Exempt Fund also are being asked to approve the reorganization of their fund into Pioneer Tax Free Income Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004, and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Tennessee Tax-Exempt Fund into Pioneer Tax Free Income Fund also occurred on December 31, 2004.


                                                                          Combined
                                                                            Fund
                                                                         (including
                                                                          AmSouth
                                 AmSouth       Pioneer                   Tennessee       AmSouth
Shareholder                   High Quality    Tax Free      Combined     Tax-Exempt   High Quality
 transaction fees               Municipal      Income         Fund         Fund)        Municipal
 (paid directly from          Bond Fund(1)      Fund      (Pro Forma)   (Pro Forma)   Bond Fund(1)
 your investment)                Class A       Class A      Class A       Class A        Class B
                              ------------  ------------ ------------- ------------- --------------
Maximum sales charge
 (load) when you buy
 shares as a percentage
 of offering price .........     4.00%(2)      4.50%(2)     4.50%(2)       4.50%          None
Maximum deferred sales
 charge (load) as a
 percentage of
 purchase price or the
 amount you receive
 when you sell shares,
 whichever is less .........     None          None         None           None           5.00%(3)
Redemption fees ............     2.00%(4)      None         None           None           2.00%(4)
Annual fund operating
 expenses (deducted
 from fund assets)
 (as a % of average
 net assets)
Management fee .............     0.50%         0.49%        0.49%          0.49%          0.50%
Distribution and service
 (12b-1) fee ...............     None          0.25%        0.25%          0.25%          0.75%
Other expenses .............     0.68%(5)      0.17%        0.17%          0.16%          0.88%(5)
Total fund operating
 expenses ..................     1.18%         0.91%(6)     0.91%          0.90%          2.13%
Expense reimbursement/
 reduction .................     0.30%          N/A          N/A            N/A           0.50%
Net fund operating
 expenses ..................     0.88%         0.91%        0.91%          0.90%          1.63%

                                                           Combined                                               Combined
                                                             Fund                                                   Fund
                                                          (including                                             (including
                                                           AmSouth                                                 AmSouth
                                Pioneer                   Tennessee       AmSouth       Pioneer                   Tennessee
Shareholder                    Tax Free      Combined     Tax-Exempt   High Quality    Tax Free      Combined    Tax-Exempt
 transaction fees               Income         Fund         Fund)        Municipal      Income         Fund         Fund)
 (paid directly from             Fund      (Pro Forma)   (Pro Forma)   Bond Fund(1)      Fund      (Pro Forma)   (Pro Forma)
 your investment)               Class B      Class B       Class B        Class I       Class Y      Class Y       Class Y
                             ------------ ------------- ------------- -------------- ------------ ------------- ------------
Maximum sales charge
 (load) when you buy
 shares as a percentage
 of offering price .........     None          None         None           None           None         None          None
Maximum deferred sales
 charge (load) as a
 percentage of
 purchase price or the
 amount you receive
 when you sell shares,
 whichever is less .........     4.00%         4.00%        4.00%          None           None         None          None
Redemption fees ............     None          None         None           2.00%(4)       None         None          None
Annual fund operating
 expenses (deducted
 from fund assets)
 (as a % of average
 net assets)
Management fee .............     0.49%         0.49%        0.49%          0.50%          0.49%        0.49%         0.49%
Distribution and service
 (12b-1) fee ...............     1.00%         1.00%        1.00%          None           None         None          None
Other expenses .............     0.18%         0.17%        0.16%          0.55%(5)       0.06%        0.06%         0.06%
Total fund operating
 expenses ..................     1.67%(6)      1.66%        1.65%          1.05%          0.55%(6)     0.55%         0.55%
Expense reimbursement/
 reduction .................     N/A           N/A          N/A            0.32%          N/A          N/A           N/A
Net fund operating
 expenses ..................     1.67%         1.66%        1.65%          0.73%          0.55%        0.55%         0.55%

----------
(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.38% for Class A shares, 0.38% for Class B shares and 0.23% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) and each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------
                                                                                            Combined Fund
                                                                                             (including
                                                                                               AmSouth
                                            AmSouth                                           Tennessee
                                         High Quality       Pioneer                          Tax-Exempt
                                           Municipal        Tax Free      Combined Fund         Fund)
Number of years you own your shares        Bond Fund      Income Fund      (Pro Forma)       (Pro Forma)
------------------------------------------------------------------------------------------------------------------------------
 Class A
------------------------------------------------------------------------------------------------------------------------------
 Year 1                                 $  515           $  539               $  663           $  662
------------------------------------------------------------------------------------------------------------------------------
 Year 3                                 $  760           $  727               $  848           $  845
------------------------------------------------------------------------------------------------------------------------------
 Year 5                                 $1,023           $  931               $1,050           $1,045
------------------------------------------------------------------------------------------------------------------------------
 Year 10                                $1,775           $1,519               $1,630           $1,619
------------------------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
------------------------------------------------------------------------------------------------------------------------------
 Year 1                                 $  716           $  570               $  569           $  559
------------------------------------------------------------------------------------------------------------------------------
 Year 3                                 $  967           $  826               $  823           $  793
------------------------------------------------------------------------------------------------------------------------------
 Year 5                                 $1,344           $1,007               $1,002           $  950
------------------------------------------------------------------------------------------------------------------------------
 Year 10                                $2,220           $1,774               $1,766           $1,679
------------------------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------------------------------
 Year 1                                 $  216           $  170               $  169           $  159
------------------------------------------------------------------------------------------------------------------------------
 Year 3                                 $  667           $  526               $  523           $  493
------------------------------------------------------------------------------------------------------------------------------
 Year 5                                 $1,144           $  909               $  902           $  850
------------------------------------------------------------------------------------------------------------------------------
 Year 10                                $2,220           $1,774               $1,766           $1,679
------------------------------------------------------------------------------------------------------------------------------
                                        Class I         Class Y
------------------------------------------------------------------------------------------------------------------------------
 Year 1                                 $  107           $   56               $   56           $   56
------------------------------------------------------------------------------------------------------------------------------
 Year 3                                 $  334           $  176               $  176           $  176
------------------------------------------------------------------------------------------------------------------------------
 Year 5                                 $  579           $  307               $  307           $  307
------------------------------------------------------------------------------------------------------------------------------
 Year 10                                $1,283           $  689               $  689           $  689
------------------------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth High Quality Municipal Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

     Third, the historical investment performance of Pioneer Tax Free Income Fund is better than your AmSouth Fund's investment performance. For the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer Tax Free Income Fund had an average annual return of 0.05% (one year); 5.66% (five year); and 5.88% (ten year) compared to an average annual return of the Class A shares of your AmSouth Fund of -2.55% (one year); 4.42% (five year); and 4.55% (ten year), respectively, during the same period. The Trustees also considered performance information provided for the one, three, and five year periods ended March 31, 2005 during which Class A shares of Pioneer Tax Free Income Fund had an average annual return of 3.30% (one year); 6.10% (three year); and 5.65% (five year), compared to an average annual return of the Class A shares of your AmSouth Fund of -0.76% (one year); 3.73% (three year); and 4.64% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Fifth, Pioneer Tax Free Income Fund's management fee will benefit from breakpoints as assets increase as a result of the Reorganization. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. The gross expenses of Pioneer Fund's Class A, Class B and Class Y shares are lower than the AmSouth Fund's gross expenses attributable to Class A, Class B and Class I shares and are estimated to be lower on a pro forma basis after giving effect to the Reorganization. In addition, the net expenses of the Class Y shares of the Pioneer Fund are lower than the net expenses of the AmSouth Fund attributable to Class I shares and are estimated to be lower on a pro forma basis. Although your AmSouth Fund's expenses attributable to Class A and Class B shares net of limitations are lower than the Pioneer Fund's net expenses currently and on a pro forma basis, the lower net expenses are a result of voluntary expense limitations that may be terminated at any time. AAMI has informed the Trustees that AmSouth Bank and its affiliates will discontinue the expense limitations in the future. The Trustees considered the positive factors associated with the Reorganization, such as better performance of the Pioneer Fund, greater fund assets and potential for growth, to outweigh the negative factors. In addition, the broader distribution arrangement of the Pioneer Fund offers greater potential for further increases in net assets of the combined fund and lower per share expense ratios.

     Sixth, the Class A, B and Y shares of Pioneer Tax Free Income Fund received in the Reorganization will provide AmSouth High Quality Municipal Bond Fund shareholders with exposure to substantially the same investment product as they have currently.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of AmSouth High Quality Municipal Bond Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Tennessee Tax-Exempt Bond Fund approve the reorganization of their fund into Pioneer Tax Free Income Fund.

                                                                                          Pro Forma
                                                                                           Pioneer
                                                                                           Tax Free
                                                                                         Income Fund
                                                                                          (including
                                               AmSouth                      Pro Forma      AmSouth
                                            High Quality      Pioneer        Pioneer      Tennessee
                                              Municipal      Tax Free       Tax Free      Tax-Exempt
                                              Bond Fund     Income Fund    Income Fund      Fund)
                                            May 31, 2005   May 31, 2005   May 31, 2005   May 31, 2005
                                           -------------- -------------- -------------- -------------

 Total Net Assets (in thousands) .........     $329,216       $345,063       $674,278       $710,145
    Class A shares .......................     $ 15,588       $304,731       $320,318       $325,503
    Class B shares .......................     $  3,739       $ 18,036       $ 21,775       $ 23,867
    Class I/Y shares .....................     $309,889       $    143       $310,031       $338,622

 Net Asset Value Per Share
    Class A shares .......................     $  10.19       $  11.78       $  11.78       $  11.78
    Class B shares .......................     $  10.16       $  11.68       $  11.68       $  11.68
    Class I/Y shares .....................     $  10.19       $  11.72       $  11.72       $  11.72

 Shares Outstanding
    Class A shares .......................    1,530,430     25,863,912     27,186,900     27,626,928
    Class B shares .......................      367,964      1,544,680      1,864,939      2,044,084
    Class I/Y shares .....................   30,409,602         12,181     26,453,521     28,893,022

     It is impossible to predict how many shares of the Pioneer Tax Free Income Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                     AmSouth Tennessee Tax-Exempt Fund and
                         Pioneer Tax Free Income Fund

                                 PROPOSAL 1(d)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Pioneer Tax Free Income Fund invests in municipal securities of issuers across the United States. AmSouth Tennessee Tax-Exempt Fund invests primarily in securities of issuers in Tennessee. Both Funds are exempt from regular federal income tax. In addition, AmSouth Tennessee Tax-Exempt Fund is exempt from Tennessee state income tax. Income from the Pioneer Fund is not exempt from Tennessee state income tax. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth Tennessee Tax-Exempt Fund to Pioneer Tax Free Income Fund


------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Business               A non-diversified series of AmSouth Funds,      A diversified open-end management
                        an open-end management investment               investment company organized as a
                        company organized as a Massachusetts            Delaware statutory trust.
                        business trust.
------------------------------------------------------------------------------------------------------------------------------
 Net assets as of       $35.9 million                                   $340.7 million
 March 31, 2005
------------------------------------------------------------------------------------------------------------------------------
 Investment advisers    Investment Adviser:                             Investment Adviser:
 and portfolio          AAMI                                            Pioneer
 managers
                        Portfolio Manager:                              Portfolio Manager:
                        Day-to-day management of AmSouth                Day-to-day management of the Fund's
                        Tennessee Tax-Exempt Fund's portfolio is        portfolio is the responsibility of David
                        the responsibility of Dorothy E. Thomas,        Eurkus. Mr. Eurkus joined Pioneer as a
                        CFA. Ms. Thomas has more than 20 years          senior vice president in January 2000 and
                        of experience as an investment portfolio        has been an investment professional since
                        manager. Ms. Thomas has been associated         1969. From 1998 to 2000, Mr. Eurkus was
                        with AmSouth's Trust Investment Group           a senior vice president of fixed income
                        since 1982 and is currently Senior Vice         investing for the Private Client Group at
                        President and Trust Investment Officer in       Brown Brothers Harriman. Prior to that he
                        charge of tax-free fixed income investments.    was a senior vice president at Putnam
                                                                        Investments.
------------------------------------------------------------------------------------------------------------------------------
 Investment objective   AmSouth Tennessee Tax-Exempt Fund seeks         Pioneer Tax Free Income Fund seeks as
                        to provide investors with current income        high a level of current income exempt from
                        exempt from federal and Tennessee income        federal income taxes as possible consistent
                        taxes without assuming undue risk.              with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                 AmSouth Tennessee Tax-Exempt Fund                  Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Normally, AmSouth Tennessee Tax-Exempt           Normally, Pioneer Tax Free Income Fund
                         Fund will invest at least 80% of its net         invests at least 80% of its total assets in
                         assets in municipal securities of the State of   investment grade securities the income from
                         Tennessee and its political subdivisions that    which is exempt from regular federal
                         provide income exempt from federal income        income tax and is not subject to the AMT
                         tax and Tennessee personal income taxes.         for individuals. These investments include
                         For purposes of this policy, net assets          bonds, notes and other debt instruments
                         include net assets plus borrowings for           issued by or on behalf of states, counties,
                         investment purposes. The Fund invests in         municipalities, territories and possessions of
                         Tennessee municipal securities only if they      the United States and the District of
                         are high-grade (rated at the time of             Columbia and their authorities, political
                         purchase in one of the four highest rating       subdivisions, agencies or instrumentalities.
                         categories by a nationally recognized
                         statistical rating organization or determined
                         by AAMI to be of comparable quality). The
                         Fund will have a dollar-weighted average
                         maturity of five to ten years. As a non-
                         fundamental policy, the Fund will normally
                         invest at least 80% of its net assets in
                         municipal securities that are not subject to
                         the federal alternative minimum tax ("AMT")
                         for individuals.
------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   AAMI's fixed income portfolio management         Pioneer considers both broad economic
                         process focuses on the four key areas of         factors and issuer specific factors in
                         duration management, sector weights,             selecting a portfolio designed to achieve the
                         position on the yield curve and security         Fund's investment objective. In assessing
                         selection; AAMI's goal is to add value in        the appropriate maturity and rating
                         each of these four areas through the active      weighting of the Fund's portfolio, Pioneer
                         management of the Fund's portfolio.              considers a variety of factors that are
                         Beginning with rigorous fundamental              expected to influence economic activity and
                         analysis of the economy and taking into          interest rates. These factors include
                         account characteristics of the current           fundamental economic indicators, such as
                         business and interest rate cycles, AAMI          the rates of economic growth and inflation,
                         arrives at a projection of the likely trend in   Federal Reserve monetary policy and the
                         interest rates and adjusts duration              relative value of the U.S. dollar compared to
                         accordingly. Analysis of the shape of the        other currencies. Once Pioneer determines
                         yield curve and yield spreads among bond         the preferable portfolio characteristics,
                         market sectors leads to further refinements      Pioneer selects individual securities based
                         in strategy.                                     upon the terms of the securities (such as
                                                                          yields compared to U.S. Treasuries or
                                                                          comparable issues), liquidity and rating and
                                                                          issuer diversification. Pioneer also employs
                                                                          due diligence and fundamental research, an
                                                                          evaluation of the issuer based on its
                                                                          financial statements and operations, to
                                                                          assess an issuer's credit quality, taking into
                                                                          account financial condition, future capital
                                                                          needs and potential for change in rating. In
                                                                          making these portfolio decisions, Pioneer
                                                                          relies on the knowledge, experience and
                                                                          judgment of its staff who have access to a
                                                                          wide variety of research.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                AmSouth Tennessee Tax-Exempt Fund                   Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Other investments     Under normal market conditions, AmSouth            Pioneer Tax Free Income Fund may invest in
                       Tennessee Tax-Exempt Fund may invest up            securities of any maturity.
                       to 20% of its assets in taxable obligations.
                       For purposes of the 20% basket, the Fund           The Fund may invest up to 25% or more of
                       may also invest in municipal securities of         its assets in issuers in any one or more
                       states other than Tennessee.                       states or securities the payments on which
                                                                          are derived from gas, electric, telephone,
                                                                          sewer and water segments of the municipal
                                                                          bond market. The Fund may invest up to
                                                                          25% of its assets in industrial development
                                                                          bonds.

                                                                          The Fund may invest up to 20% of its net
                                                                          assets in securities of other investment
                                                                          companies, investment grade commercial
                                                                          paper, U.S. government securities, U.S. or
                                                                          foreign bank instruments and repurchase
                                                                          agreements.

                                                                          The Fund may invest up to 10% of its net
                                                                          assets in debt securities rated below
                                                                          investment grade or, if unrated, of
                                                                          equivalent quality as determined by Pioneer.
                                                                          Debt securities rated below investment
                                                                          grade are commonly referred to as "junk
                                                                          bonds" and are considered speculative.

                                                                          The Fund may invest up to 10% of its net
                                                                          assets in inverse floating rate obligations (a
                                                                          type of derivative instrument). Inverse
                                                                          floating rate obligations represent interests
                                                                          in tax-exempt bonds.
------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive   For temporary defensive purposes, AmSouth          For temporary defensive purposes, including
 strategies            Tennessee Tax-Exempt Fund may increase its         during periods of unusual cash flows,
                       holdings in taxable obligations to over 20% of     Pioneer Tax Free Income Fund may depart
                       its assets and hold uninvested cash reserves       from its principal investment strategies and
                       pending investment. The Fund may also              invest part or all of its assets in securities
                       increase its holdings in municipal securities of   with remaining maturities of less than one
                       states other than Tennessee to over 20% of         year, cash equivalents or may hold cash.
                       its assets in such situations. Taxable
                       obligations may include obligations issued or
                       guaranteed by the U.S. government, its
                       agencies or instrumentalities (some of which
                       may be subject to repurchase agreements),
                       certificates of deposit, demand and time
                       deposits, bankers' acceptances of selected
                       banks, and commercial paper meeting the
                       Fund's quality for tax-exempt commercial
                       paper.
------------------------------------------------------------------------------------------------------------------------------
 Diversification       AmSouth Tennessee Tax-Exempt Fund is               Pioneer Tax Free Income Fund is diversified
                       non-diversified for the purpose of the             and is subject to diversification
                       Investment Company Act and, therefore, may         requirements under the Internal Revenue
                       concentrate its investments in a limited           Code of 1986, as amended (the "Code").
                       number of issuers.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Tennessee Tax-Exempt Fund                  Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Industry              AmSouth Tennessee Tax-Exempt Fund may             Pioneer Tax Free Income Fund will not
 concentration         not purchase any securities which would           concentrate its assets in the securities of
                       cause 25% or more of the Fund's total             issuers in any one industry except that the
                       assets at the time of purchase to be              Fund may invest 25% or more of its assets
                       invested in the securities of one or more         in issuers in any one or more states or
                       issuers conducting their principal business       securities the payments on which are
                       activities in the same industry; provided that    derived from gas, electric, telephone, sewer
                       this limitation shall not apply to municipal      and water segments of the municipal bond
                       securities; and provided, further, that for the   market.
                       purpose of this limitation only, private
                       activity bonds that are backed only by the
                       assets and revenues of a non-governmental
                       user shall not be deemed to be municipal
                       securities.
------------------------------------------------------------------------------------------------------------------------------
 Restricted and        AmSouth Tennessee Tax-Exempt Fund may             Pioneer Tax Free Income Fund may not
 illiquid securities   not invest more than 15% of its net assets        invest more than 15% of its net assets in
                       in securities that are restricted as to resale,   securities that are illiquid and other
                       or for which no readily available market          securities that are not readily marketable.
                       exists, including repurchase agreements           Repurchase agreements maturing in more
                       providing for settlement more than seven          than seven days will be included for
                       days after notice.                                purposes of the foregoing limit
------------------------------------------------------------------------------------------------------------------------------
 Borrowing             AmSouth Tennessee Tax-Exempt Fund may             Pioneer Tax Free Income Fund may not
                       not borrow money or issue senior                  borrow money, except from a bank for
                       securities, except that the Fund may borrow       temporary or emergency purposes and not
                       from banks or enter into reverse repurchase       for investment purposes, and then only in
                       agreements for temporary emergency                an amount not exceeding 5% of the value of
                       purposes in amounts up to 33-1/3% of the          the Fund's total assets at the time of
                       value of its total assets at the time of such     borrowing.
                       borrowing. The Fund will not purchase
                       securities while borrowings (including
                       reverse repurchase agreements) in excess
                       of 5% of its total assets are outstanding. In
                       addition, the Fund is permitted to participate
                       in a credit facility whereby the Fund may
                       directly lend to and borrow money from
                       other AmSouth Funds for temporary
                       purposes, provided that the loans are made
                       in accordance with an order of exemption
                       from the SEC and any conditions thereto.
------------------------------------------------------------------------------------------------------------------------------
 Lending               AmSouth Tennessee Tax-Exempt Fund may             Pioneer Tax Free Income Fund may not
                       not make loans, except that the Fund may          make loans, except through the purchase of
                       purchase or hold debt instruments in              securities, including repurchase agreements,
                       accordance with its investment objective and      in accordance with its investment objective,
                       policies, lend Fund securities in accordance      policies and limitations.
                       with its investment objective and policies and
                       enter into repurchase agreements. In addition,
                       the Fund is permitted to participate in a credit
                       facility whereby the Fund may directly lend to
                       and borrow money from other AmSouth
                       Funds for temporary purposes, provided that
                       the loans are made in accordance with an
                       order of exemption from the SEC and any
                       conditions thereto.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Derivative           AmSouth Tennessee Tax-Exempt Fund may           Pioneer Tax Free Income Fund may use
 instruments          invest in futures contracts and options         futures and options on securities, indices
                      thereon (interest rate futures contracts or     and currencies, forward currency exchange
                      index futures contracts, as applicable) to      contracts and other derivatives. The Fund
                      commit funds awaiting investment, to            does not use derivatives as a primary
                      maintain cash liquidity or for other hedging    investment technique and generally limits
                      purposes. The value of the Fund's contracts     their use to hedging. However, the Fund
                      may equal or exceed 100% of the Fund's          may use derivatives for a variety of non-
                      total assets, although the Fund will not        principal purposes, including:
                      purchase or sell a futures contract unless
                      immediately afterwards the aggregate            o As a hedge against adverse changes in
                      amount of margin deposits on its existing         stock market prices, interest rates or
                      futures positions plus the amount of              currency exchange rates
                      premiums paid for related futures options       o As a substitute for purchasing or selling
                      entered into for other than bona fide             securities
                      hedging purposes is 5% or less of its net       o To increase the Fund's return as a non-
                      assets.                                           hedging strategy that may be considered
                                                                        speculative
------------------------------------------------------------------------------------------------------------------------------
 Short-term trading   AmSouth Tennessee Tax-Exempt Fund may           Pioneer Tax Free Income Fund usually does
                      engage in the technique of short-term           not trade for short-term profits. The Fund
                      trading. Such trading involves the selling of   will sell an investment, however, even if it
                      securities held for a short time, ranging       has only been held for a short time, if it no
                      from several months to less than a day. The     longer meets the Fund's investment criteria.
                      object of such short-term trading is to
                      increase the potential for capital
                      appreciation and/or income of the Fund in
                      order to take advantage of what AAMI
                      believes are changes in market, industry or
                      individual company conditions or outlook.
                      Any such trading would increase the
                      turnover rate of a Fund and its transaction
                      costs.
------------------------------------------------------------------------------------------------------------------------------
 Other investment     As described above, the Funds have substantially similar principal investment strategies
 policies and         and policies. Certain of the non-principal investment policies and restrictions are different.
 restrictions         For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
                                                     Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------
 Class A sales         Class A shares are offered with an initial      Class A shares are offered with an initial
 charges and Rule      sales charge of up to 4.00% of the offering     sales charge of up to 4.50% of the offering
 12b-1 fees            price, which is reduced depending upon the      price, which is reduced or waived for large
                       amount invested or, in certain                  purchases and certain types of investors. At
                       circumstances, waived. Class A Shares           the time of your purchase, your investment
                       bought as part of an investment of $1           firm may receive a commission from
                       million or more are not subject to an initial   Pioneer Funds Distributor, Inc. ("PFD"), the
                       sales charge, but may be charged a              Fund's distributor, of up to 4% declining as
                       contingent deferred sales charge ("CDSC")       the size of your investment increases.
                       of 1.00% if sold within one year
                       of purchase.                                    There is no CDSC, except in certain
                                                                       circumstances when the initial sales charge
                       Class A shares pay a shareholder servicing      is waived.
                       fee (non 12b-1) of up to 0.25% of average
                       daily net assets.                               Class A shares are subject to distribution
                                                                       and service (12b-1) fees of up to 0.25% of
                                                                       average daily net assets.
------------------------------------------------------------------------------------------------------------------------------
 Class B sales         Class B shares are offered without an initial   Class B shares are offered without an initial
 charges and Rule      sales charge, but are subject to a CDSC of      sales charge, but are subject to a CDSC of
 12b-1 fees            up to 5%. For Class B Shares issued to          up to 4% if you sell your shares. The
                       former ISG Funds shareholders in                charge is reduced over time and is not
                       connection with the combination of              charged after five years. Your investment
                       AmSouth Funds with ISG Funds, the CDSC          firm may receive a commission from PFD,
                       on such Class B Shares held continuously        the Fund's distributor, at the time of your
                       declines over six years, starting with year     purchase of up to 4%.
                       one and ending in year seven from: 4%,          Class B shares are subject to distribution
                       3%, 3%, 2%, 2%, 1%. For all other Class B       and service (12b-1) fees of up to 1% of
                       Shares held continuously, the CDSC              average daily net assets.
                       declines over six years, starting with year
                       one and ending in year seven from: 5%,          Class B shares acquired through the
                       4%, 3%, 3%, 2%, 1%. Eight years after           Reorganization will retain the holding
                       purchase (seven years in the case of Shares     period, CDSC and commission schedules
                       acquired in the ISG combination), Class B       applicable to the original purchase.
                       Shares automatically convert to Class A
                       Shares.                                         Maximum purchase of Class B shares in a
                                                                       single transaction is $49,999.
                       Class B Shares pay a shareholder servicing
                       fee (non 12b-1) of up to 0.25% of average       Class B shares convert to Class A shares
                       daily net assets and a distribution (12b-1)     eight years after the date of purchase. Class
                       fee of up to 0.75% of average daily net         B shares issued to former ISG Funds
                       assets.                                         shareholders will convert to Class A shares
                                                                       seven years after the date of purchase.
                       Maximum investment for all Class B
                       purchases by a shareholder for the Fund's
                       shares is $99,999.
------------------------------------------------------------------------------------------------------------------------------
 Class I and Class Y   AmSouth Tennessee Tax-Exempt Fund does          Pioneer Tax Free Income Fund does not
 sales charges and     not impose any initial or CDSC on Class I       impose any initial, contingent deferred or
 Rule 12b-1 fees       shares.                                         asset based sales charge on Class Y shares.

                       The Fund may impose a shareholder               The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15% of     distributing the Fund's Class Y shares, none
                       average daily net assets.                       of which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                         AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Management and   AmSouth Tennessee Tax-Exempt Fund pays          Pioneer Tax Free Income Fund pays Pioneer
 other fees       an advisory fee on a monthly basis at an        an annual fee equal to 0.49% of the Fund's
                  annual rate of 0.50% of the Fund's average      average daily net assets up to $250 million,
                  daily net assets.                               0.48% of the next $50 million and 0.45%
                                                                  on assets over $300 million.
                  ASO Services Company, Inc. ("ASO") serves
                  as administrator and fund accounting agent      In addition, the Fund reimburses Pioneer for
                  for the Fund. The Fund pays ASO an              certain fund accounting and legal expenses
                  administrative services fee of 0.15% of the     incurred on behalf of the Fund and pays
                  Fund's average daily net assets.                a separate shareholder servicing/transfer
                                                                  agency fee to PIMSS, an affiliate of Pioneer.
                  For the fiscal year ended July 31, 2004, other
                  expenses were limited to 0.50% for Class A      For the fiscal year ended December 31,
                  Shares, 0.50% for Class B Shares and 0.35%      2004, the Fund's total annual operating for
                  for Class I Shares. Any fee waiver or expense   Class A shares were 0.91% of average daily
                  reimbursement arrangement is voluntary and      net assets.
                  may be discontinued at any time.
                                                                  For the fiscal year ended December 31,
                  For the fiscal year ended July 31, 2004, the    2004, the Fund's total annual operating
                  Fund's annual operating expenses for Class A    expenses for Class B shares were 1.67% of
                  shares, after giving effect to the expense      average daily net assets.
                  limitation were 1.00% and without giving
                  effect to the expense limitation, were 1.07%    For the fiscal year ended December 31,
                  of average daily net assets.                    2004, the Fund's total annual operating
                                                                  expenses for Class Y shares were 0.55% of
                  For the fiscal year ended July 31, 2004, the    average daily net assets.
                  Fund's annual operating expenses for Class B
                  shares, after giving effect to the expense
                  limitation were 1.75%, and without giving
                  effect to the expense limitation, were 1.82%
                  of average daily net assets.

                  For the fiscal year ended July 31, 2004, the
                  Fund's annual operating expenses for Class I
                  shares, after giving effect to the expense
                  limitation were 0.85%, and without giving
                  effect to the expense limitation, were 0.97%
                  of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------
 Buying shares    You may buy shares of the Fund directly         You may buy shares from any investment
                  through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                  distributor, or through brokers, registered     the Pioneer Fund's distributor.
                  investment advisers, banks and other
                  financial institutions that have entered into   If the account is established in the
                  selling agreements with the Fund's              shareholder's own name, shareholders may
                  distributor, as described in the Fund's         also purchase additional shares of the Fund
                  prospectus.                                     by telephone or online.

                  Certain account transactions may be done
                  by telephone.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Tennessee Tax-Exempt Fund                  Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You can exchange your shares in the Fund for     You may exchange your shares for shares of
                     shares of the same class of another AmSouth      the same class of another Pioneer mutual
                     Fund, usually without paying additional sales    fund. Your exchange request must be for at
                     charges. You must meet the minimum               least $1,000. The Fund allows you to
                     investment requirements for the Fund into        exchange your shares at net asset value
                     which you are exchanging. Exchanges from         without charging you either an initial or
                     one Fund to another are taxable. Class A         contingent deferred shares charge at the time
                     shares may be exchanged for Class I shares       of the exchange. Shares you acquire as part
                     of the same Fund or another AmSouth Fund if      of an exchange will continue to be subject to
                     you become eligible to purchase Class I          any contingent deferred sales charge that
                     shares. Class I Shares may be exchanged for      applies to the shares you originally purchased.
                     Class A Shares of the same Fund. No              When you ultimately sell your shares, the date
                     transaction fees are currently charged for       of your original purchase will determine your
                     exchanges.                                       contingent deferred sales charge. An exchange
                                                                      generally is treated as a sale and a new
                     If you sell your Shares or exchange them for     purchase of shares for federal income
                     shares of another AmSouth Fund within 7          tax purposes.
                     days of the date of purchase, you will be
                     charged a 2.00% fee on the current net asset     After you establish an eligible fund account,
                     value of the Shares sold or exchanged. The       you can exchange Fund shares by telephone
                     fee is paid to the Fund to offset the costs      or online.
                     associated with short-term trading, such as
                     portfolio transaction and administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage and
                     other types of omnibus accounts (except
                     where it is not practical for the plan
                     administrator or brokerage firm to implement
                     the fee). The Fund will not impose the
                     redemption fee on a redemption or exchange
                     of shares purchased upon the reinvestment of
                     dividend and capital gain distributions.
------------------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the       Normally, your investment firm will send your
                     Fund directly in writing or by telephone or      request to sell shares to PIMSS. You can also
                     by contacting a financial intermediary as        sell your shares by contacting the Fund
                     described in the Fund's prospectus.              directly if your account is registered in your
                                                                      name.

                                                                      If the account is established in the
                                                                      shareholder's own name, shareholders may
                                                                      also redeem shares of the Fund by telephone
                                                                      or online.
------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund primarily invests in municipal securities, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of the Fund's investments to decline

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

     o New federal or state legislation adversely affects the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations

     o To the extent the Pioneer Fund concentrates its investments in a single state or securities the payments on which are dependent upon a single industry, the Fund will be more susceptible to risks associated with that state or industry. By concentrating its investments in securities issued by Tennessee and its municipalities, AmSouth Tennessee Tax-Exempt Fund will be more vulnerable to unfavorable developments in Tennessee than funds that are more geographically diversified.

     o The adviser is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

     In addition, at times, more than 25% of Pioneer Tax Free Income Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

     Pioneer Tax Free Income Fund may also invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

     AmSouth Tennessee Tax-Exempt Fund is subject to risks relating to the fact that it is non-diversified. The Fund may invest in a small number of companies which may increase the volatility of the Fund. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

               AmSouth Tennessee Tax-Exempt Fund --Class A Shares
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

       '95                 13.40%
       '96                  1.39
       '97                  7.13
       '98                  4.26
       '99                 -3.07
       '00                  8.65
       '01                  3.40
       '02                  8.43
       '03                  2.62
       '04                  1.22

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 5.91% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.37% for the quarter ended June 30, 1999.

                Pioneer Tax Free Income Fund -- Class A Shares
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'95             16.84
'96              3.58
'97              8.94
'98              6.20
'99             -4.29
'00             11.63
'01              4.13
'02              7.06
'03              5.80
'04              4.76

* During the period shown in the bar chart, Pioneer Tax Free Income Fund's highest quarterly return was 7.11% for the quarter ended March 31, 1995, and the lowest quarterly return was -3.38% for the quarter ended June 30, 2004.

                       AmSouth Tennessee Tax-Exempt Fund
    Average Annual Total Returns (for the periods ending December 31, 2004)

------------------------------------------------------------------------------------------------------------------------------
                                                                    1 Year      5 Years     10 Years
------------------------------------------------------------------------------------------------------------------------------
 AmSouth Tennessee Tax-Exempt Fund, Class A Shares(1)
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 -2.87%       3.96%       4.22%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 -3.03%       3.91%       4.18%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         -0.90%       3.83%       4.12%
------------------------------------------------------------------------------------------------------------------------------
 AmSouth Tennessee Tax-Exempt Fund, Class B Shares(2)
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 -4.42%       3.69%       3.82%
------------------------------------------------------------------------------------------------------------------------------
 AmSouth Tennessee Tax-Exempt Fund, Class I Shares(3)
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  1.36%       4.96%       4.77%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                  1.19%       4.91%       4.73%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares          1.94%       4.73%       4.63%
------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch 1-12 Year Municipal Bond Index(4)
  (reflects no deduction for fees, expenses or taxes)                 3.43%       6.66%       6.48%
------------------------------------------------------------------------------------------------------------------------------

(1) The quoted returns reflect the performance from 3/28/94 to 3/12/00 of the ISG Tennessee Tax Exempt Fund, an open-end investment company that was the predecessor fund to the AmSouth Tennessee Tax-Exempt Fund. The ISG Tennessee Tax-Exempt Fund, commenced operations on 3/28/94, through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted before-tax returns of the Fund includes the performance of the predecessor fund commingled accounts for periods dating back to 7/31/93, and prior to the Fund's commencement of operations, restated to reflect the expenses associated with the Fund. The commingled accounts were not registered with the SEC and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their performance may have been adversely affected. After-tax returns reflect performance since 4/1/96, and do not include the performance of the commingled accounts prior to that date. Class A Shares were first offered on 3/28/94.

(2) Performance for the Class B Shares, which were first offered on 2/24/98, is based on the historical performance of the Fund's Class A Shares, including the performance of the predecessor fund and commingled accounts (without sales charge) prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund. The historical performance of the Class B Shares has been restated to reflect the Fund's Class B Shares distribution (12b-1) fees and the contingent deferred sales charge.

(3) Performance for the Class I Shares, which were first offered on 10/3/97, is based on the historical performance of the Fund's Class A Shares, including the performance of the predecessor fund and commingled accounts (without sales charge) prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund.

(4) Merrill Lynch 1-12 Year Municipal Bond Index, an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. The Index is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table shows the impact of taxes on the Fund's returns. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                         Pioneer Tax Free Income Fund
             Average Annual Total Returns as of December 31, 2004

------------------------------------------------------------------------------------------------------------------------------
                                                                   1 Year      5 Years     10 Years
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund, Class A shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 0.05%       5.66%       5.88%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 0.05%       5.56%       5.65%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         1.69%       5.52%       5.66%
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund, Class B shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 0.07%       5.84%       N/A
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund, Class Y shares(1)
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 5.14%       6.26%       6.14%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 5.14%       6.16%       5.91%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         5.21%       6.02%       5.88%
------------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)                4.48%       7.20%       7.06%
------------------------------------------------------------------------------------------------------------------------------

(1) Reflects the inception of the Fund's Class A shares. The inception of Class Y shares was February 28, 2002.

(2) Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Tennessee Tax-Exempt Fund, the expenses of AmSouth Tennessee Tax-Exempt Fund for the period ended January 31, 2005, and (ii) for Pioneer Tax Free Income Fund, the expenses of Pioneer Tax Free Income Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. Shareholders of AmSouth High Quality Municipal Bond Fund are also being asked to approve the reorganization of their fund into Pioneer Tax Free Income Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004 and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth High Quality Municipal Bond Fund into Pioneer Tax Free Income Fund also occurred on December 31, 2004.

                                                                        Combined
                                                                          Fund
                                                                       (including
                                                                         AmSouth
                                AmSouth      Pioneer                  High Quality     AmSouth      Pioneer
Shareholder                    Tennessee    Tax Free      Combined      Municipal     Tennessee    Tax Free
 transaction fees             Tax-Exempt     Income         Fund       Bond Fund)    Tax-Exempt     Income
 (paid directly from            Fund(1)       Fund      (Pro Forma)    (Pro Forma)     Fund(1)       Fund
 your investment)               Class A      Class A      Class A        Class A       Class B      Class B
                              ----------- ------------ ------------- -------------- ------------ ------------
Maximum sales charge
 (load) when you buy
 shares as a percentage
 of offering price .........     4.00%(2)      4.50%(2)     4.50%(2)       4.50%(2)        None        None
Maximum deferred sales
 charge (load) as a
 percentage of
 purchase price or the
 amount you receive
 when you sell shares,
 whichever is less .........     None          None         None           None            5.00%(3)    4.00%
Redemption fees ............     2.00%(4)      None         None           None            2.00%(4)    None
Annual fund operating
 expenses (deducted
 from fund assets)
 (as a % of average
 net assets)
Management fee .............     0.50%         0.49%        0.49           0.49%           0.50%       0.49%
Distribution and service
 (12b-1) fee ...............     None          0.25%        0.25%          0.25%           0.75%       1.00%
Other expenses .............     0.83%(5)      0.17%        0.17%         00.19%           1.07%(5)    0.18%
Total fund operating
 expenses ..................     1.33%         0.91%(6)     0.91%          0.90%           2.32%       1.67%(6)
Expense reimbursement/
 reduction .................     0.33%         N/A          N/A            N/A             0.57%       N/A
Net fund operating
 expenses ..................     1.00%         0.91%        0.91%          0.90%           1.75%       1.67%

                                              Combined                                               Combined
                                                Fund                                                   Fund
                                             (including                                             (including
                                               AmSouth                                               AmSouth
                                            High Quality     AmSouth      Pioneer                  High Quality
Shareholder                     Combined      Municipal     Tennessee    Tax Free      Combined     Municipal
 transaction fees                 Fund       Bond Fund)    Tax-Exempt     Income         Fund       Bond Fund)
 (paid directly from          (Pro Forma)    (Pro Forma)     Fund(1)       Fund      (Pro Forma)   (Pro Forma)
 your investment)               Class B        Class B       Class I      Class Y      Class Y       Class Y
                              ------------ -------------- ------------ ------------ ------------- -------------
Maximum sales charge
 (load) when you buy
 shares as a percentage
 of offering price .........     None          None         None           None           None        None
Maximum deferred sales
 charge (load) as a
 percentage of
 purchase price or the
 amount you receive
 when you sell shares,
 whichever is less .........     4.00%         4.00%        None           None           None        None
Redemption fees ............     None          None         2.00%(4)       None           None        None
Annual fund operating
 expenses (deducted
 from fund assets)
 (as a % of average
 net assets)
Management fee .............     0.49%         0.49%        0.50%          0.49%          0.49%       0.49%
Distribution and service
 (12b-1) fee ...............     1.00%         1.00%        None           None           None        None
Other expenses .............     0.18%         0.16%        0.60%(5)       0.06%          0.06%       0.06%
Total fund operating
 expenses ..................     1.67%         1.65%        1.10%          0.55%(6)       0.55%       0.55%
Expense reimbursement/
 reduction .................     N/A           N/A          0.25%          N/A            N/A         N/A
Net fund operating
 expenses ..................     1.67%         1.65%        0.85%          0.55%          0.55%       0.55%

----------
(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase. See "Distribution Arrangements."

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B Shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for the AmSouth Fund were limited to 0.50% for Class A shares, 050% for Class B shares and 0.35% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------
                                                                                          Combined
                                                                                            Fund
                                                                                         (including
                                                                                          AmSouth
                                           AmSouth                                      High Quality
                                          Tennessee       Pioneer         Combined       Municipal
                                         Tax-Exempt       Tax Free          Fund         Bond Fund)
Number of years you own your shares         Fund        Income Fund     (Pro Forma)     (Pro Forma)
------------------------------------------------------------------------------------------------------------------------------
 Class A
------------------------------------------------------------------------------------------------------------------------------
 Year 1                                 $  530         $  539              $  663          $  662
------------------------------------------------------------------------------------------------------------------------------
 Year 3                                 $  805         $  727              $  848          $  845
------------------------------------------------------------------------------------------------------------------------------
 Year 5                                 $ 1100         $  931              $1,050          $1,045
------------------------------------------------------------------------------------------------------------------------------
 Year 10                                $1,937         $1,519              $1,630          $1,619
------------------------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
------------------------------------------------------------------------------------------------------------------------------
 Year 1                                 $  735         $  570              $  570          $  559
------------------------------------------------------------------------------------------------------------------------------
 Year 3                                 $1,024         $  826              $  826          $  793
------------------------------------------------------------------------------------------------------------------------------
 Year 5                                 $1,440         $1,007              $1,007          $  950
------------------------------------------------------------------------------------------------------------------------------
 Year 10                                $2,408         $1,774              $1,774          $1,679
------------------------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------------------------------
 Year 1                                 $  235         $  170              $  170          $  159
------------------------------------------------------------------------------------------------------------------------------
 Year 3                                 $  724         $  526              $  526          $  493
------------------------------------------------------------------------------------------------------------------------------
 Year 5                                 $1,240         $  909              $  907          $  850
------------------------------------------------------------------------------------------------------------------------------
 Year 10                                $2,408         $1,774              $1,774          $1,679
------------------------------------------------------------------------------------------------------------------------------
                                        Class I        Class Y
------------------------------------------------------------------------------------------------------------------------------
 Year 1                                 $  112         $   56              $   56          $   56
------------------------------------------------------------------------------------------------------------------------------
 Year 3                                 $  350         $  176              $  176          $  176
------------------------------------------------------------------------------------------------------------------------------
 Year 5                                 $  606         $  307              $  307          $  307
------------------------------------------------------------------------------------------------------------------------------
 Year 10                                $1,340         $  689              $  689          $  689
------------------------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Tennessee Tax-Exempt Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

     Third, the historical investment performance of Pioneer Tax Free Income Fund is better than your AmSouth Fund's investment performance. For the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer Tax Free Income Fund had an average annual return of 0.05% (one year); 5.66% (five years); and 5.88% (ten years) compared to an average annual return of the Class A shares of your AmSouth Fund of -2.87% (one year); 3.96% (five years); and 4.22% (ten years), respectively, during the same period. The trustees also considered performance information provided for the one, three, and five year periods ended March 31, 2005 during which Class A shares of Pioneer Tax Free Income Fund had an average annual return of 3.30% (one year); 6.10% (three years); and 5.65% (five years), compared to an average annual return of the Class A shares of your AmSouth Fund of -0.81% (one year); 3.52% (three years); and 4.21% (five years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $2 billion in municipal securities. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Fifth, the Pioneer Fund's management fee is lower than your Fund's management fee and will benefit from breakpoints as assets increase as a result of the Reorganization. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. The net and gross expenses of Class A, Class B and Class Y shares of Pioneer Tax Free Income Fund are currently lower than the gross and net expenses of the corresponding classes of your Fund and are estimated to be lower on a pro forma basis after giving effect to the Reorganization.

     Sixth, although the Pioneer Tax Free Income Fund does not concentrate its investments in Tennessee and the dividends on the Pioneer Fund will not be exempt from Tennessee state taxes, your Board believes that the broader investment focus of the Pioneer Fund offered better long term prospects and potential for after tax return.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth High Quality Municipal Bond Fund approve the reorganization of their fund into Pioneer Tax Free Income Fund.

                                                                                          Pro Forma
                                                                                           Pioneer
                                                                                           Tax Free
                                                                                         Income Fund
                                                                                          (including
                                               AmSouth                      Pro Forma      AmSouth
                                              Tennessee       Pioneer        Pioneer     High Quality
                                             Tax-Exempt      Tax Free       Tax Free      Municipal
                                                Fund        Income Fund    Income Fund    Bond Fund)
                                            May 31, 2005   May 31, 2005   May 31, 2005   May 31, 2005
                                           -------------- -------------- -------------- -------------
 Total Net Assets (in thousands) .........      $35,867       $345,063       $380,929       $710,145
    Class A shares .......................      $ 5,184       $304,731       $309,915       $325,503
    Class B shares .......................      $ 2,092       $ 18,036       $ 20,128       $ 23,867
    Class I/Y shares .....................      $28,591       $    143       $ 28,733       $338,622

 Net Asset Value Per Share ...............
    Class A shares .......................      $ 10.15       $  11.78       $  11.78       $  11.78
    Class B shares .......................      $ 10.16       $  11.68       $  11.68       $  11.68
    Class I/Y shares .....................      $ 10.15       $  11.72       $  11.72       $  11.72

 Shares Outstanding ......................
    Class A shares .......................      510,534     25,863,912     26,303,940     27,626,928
    Class B shares .......................      205,863      1,544,680      1,723,825      2,044,084
    Class I/Y shares .....................    2,818,033         12,181      2,451,682     28,893,022

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                      AmSouth Limited Term Bond Fund and
                        Pioneer Short Term Income Fund

                                 PROPOSAL 1(e)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund has an investment objective of preservation of principal and invests primarily in short-term debt instruments and, consequently, the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth Limited Term Bond Fund to Pioneer Short Term Income Fund

------------------------------------------------------------------------------------------------------------------------------
                                 AmSouth Limited Term Bond Fund                 Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Business               A diversified series of AmSouth Funds, an       A diversified open-end management
                        open-end management investment company          investment company organized as a
                        organized as a Massachusetts business           Delaware statutory trust.
                        trust.
------------------------------------------------------------------------------------------------------------------------------
 Net assets as of       $186.4 million                                  $25.5 million
 March 31, 2005
------------------------------------------------------------------------------------------------------------------------------
 Investment advisers    Investment Adviser:                             Investment Adviser:
 and portfolio          AAMI                                            Pioneer
 managers
                        Portfolio Managers:                             Portfolio Manager:
                        Day-to-day management of AmSouth                Day-to-day management of the Fund's
                        Limited Term Bond Fund's portfolio is the       portfolio is the responsibility of a team of
                        responsibility of John P. Boston, CFA and       fixed income portfolio managers led by
                        Michael T. Lytle, CFA. Mr. Boston and           Kenneth J. Taubes. The team manages other
                        Mr. Lytle were each named co-manager of         Pioneer mutual funds investing primarily
                        the Fund in 2004. Mr. Boston managed the        in fixed income securities. Mr. Taubes is
                        Fund from 1993 to 1998 and co-managed           responsible for overseeing the U.S. and
                        the Fund from 1999 to 2002. He also             global fixed income team. He joined Pioneer
                        manages the AmSouth High Quality Bond           as a senior vice president in September
                        Fund and the AmSouth Government Income          1998 and has been an investment
                        Fund and co-manages the AmSouth                 professional since 1982. The team may
                        Balanced Fund. Mr. Boston is Chief Fixed        draw upon the research and investment
                        Income Officer for AAMI. Mr. Boston began       management expertise of the global
                        his career in investment management with        research team, which provides fundamental
                        AmSouth Bank in 1988 and has been               research on companies and includes
                        associated with AAMI since 1996. Mr. Lytle      members from Pioneer's affiliate, Pioneer
                        joined AmSouth Bank's Asset Management          Investment Management Limited.
                        Group in 1999 and AAMI in 2003. He is a
                        fixed-income portfolio manager for AAMI,
                        specializing in taxable fixed-income
                        securities.
------------------------------------------------------------------------------------------------------------------------------
 Investment objective   AmSouth Limited Term Bond Fund seeks to         Pioneer Short Term Income Fund seeks a
                        provide investors with current income           high level of current income to the extent
                        consistent with the preservation of capital.    consistent with a relatively high level of
                                                                        stability of principal.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                AmSouth Limited Term Bond Fund                    Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Primary investments   AmSouth Limited Term Bond Fund invests          Pioneer Short Term Income Fund invests
                       primarily in short-term fixed income            primarily in:
                       securities with maturities of five years or
                       less, principally corporate bonds and           o Debt securities issued or guaranteed by
                       securities issued or guaranteed by the U.S.       the U.S. government, its agencies or
                       government, its agencies or                       instrumentalities
                       instrumentalities. Under normal                 o Debt securities, including convertible
                       circumstances, the Fund will invest at least      debt, of U.S. and non-U.S. issuers and
                       80% of its net assets in bonds. For the           commercial paper
                       purpose of this policy, net assets include      o Mortgage-backed and asset-backed
                       net assets plus borrowings for investment         securities of U.S. and non-U.S. issuers
                       purposes. The Fund will invest at least 65%     o Short-term money market instruments of
                       of its total assets in bonds (including           U.S. and non-U.S. issuers
                       debentures), notes and other debt securities
                       which have a stated or remaining maturity       Normally, at least 80% of Pioneer Short Term
                       of five years or less or which have an          Income Fund's net assets are invested in debt
                       unconditional redemption feature that will      securities that are rated investment grade at
                       permit the Fund to require the issuer of the    the time of purchase or cash and cash
                       security to redeem the security within five     equivalents. Cash and cash equivalents are
                       years from the date of purchase by the          cash balances, accrued interest and
                       Fund or for which the Fund has acquired an      receivables. Pioneer Short Term Income Fund
                       unconditional "put" to sell the security        will normally maintain a dollar-weighted
                       within five years from the date of purchase     average portfolio maturity of no more than 3
                       by the Fund. The Fund invests in securities     years.
                       issued by the Government National
                       Mortgage Association, which are supported       A debt security is investment grade if it is
                       by the full faith and credit of the U.S.        rated in one of the top four categories by at
                       government, and securities issued by the        least one NRSRO or Pioneer determines that
                       Federal National Mortgage Association, the      the security is of equivalent credit quality.
                       Federal Home Loan Mortgage Corporation          Debt securities rated below investment grade
                       and the Federal Home Loan Banks, which          are commonly referred to as "junk bonds"
                       are supported by the right of the issuer to     and are considered speculative. Lower quality
                       borrow from the U.S. Treasury. The Fund         debt securities involve greater risk of loss, are
                       also invests in debt securities only if they    subject to greater price volatility and are less
                       are high grade (rated at the time of            liquid, especially during periods of economic
                       purchase in one of the four highest rating      uncertainty or change, than high quality debt
                       categories by a nationally recognized           securities. Pioneer Short Term Income Fund's
                       statistical rating organization ("NRSRO"), or   investments may have fixed or variable
                       are determined by AAMI to be of                 principal payments and all types of interest
                       comparable quality).                            rate payment and reset terms, including fixed
                                                                       rate, adjustable rate, zero coupon, contingent,
                       If the Fund acquires a debt security with a     deferred, payment in kind and auction rate
                       stated or remaining maturity in excess of       features.
                       five years, the Fund may acquire a "put"
                       with respect to the security. Under a "put,"    Pioneer Short Term Income Fund may invest
                       the Fund would have the right to sell the       in mortgage-backed and asset-backed
                       debt security within a specified period of      securities. Mortgage related securities may be
                       time at a specified minimum price. The          issued by private companies or by agencies of
                       Fund will only acquire puts from dealers,       the U.S. government and represent direct or
                       banks and broker-dealers which AAMI has         indirect participation in, or are collateralized by
                       determined are creditworthy. A put will be      and payable from, mortgage loans secured by
                       sold, transferred, or assigned by the Fund      real property. Asset-backed securities
                       only with the underlying debt security. The     represent participations in, or are secured by
                       Fund will acquire puts solely to shorten the    and payable from, financial assets such as
                       maturity of the underlying debt security.       installment sales or loan contracts, leases,
                                                                       credit card receivables and other categories of
                                                                       receivables. Certain
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                            AmSouth Limited Term Bond Fund                        Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                        asset-backed securities present a heightened
                                                                        level of risk because, in the event of default,
                                                                        the liquidation value of the underlying
                                                                        assets may be inadequate or nonexistent to
                                                                        pay any unpaid principal or interest. Certain
                                                                        debt instruments may only pay principal at
                                                                        maturity or may only represent the right to
                                                                        receive payments of principal or payments
                                                                        of interest on underlying pools of mortgage
                                                                        or government securities, but not both. The
                                                                        value of these types of instruments may
                                                                        change more drastically than debt securities
                                                                        that pay both principal and interest during
                                                                        periods of changing interest rates. Principal
                                                                        only mortgage-backed securities generally
                                                                        increase in value if interest rates decline,
                                                                        but are also subject to the risk of
                                                                        prepayment. Interest only instruments
                                                                        generally increase in value in a rising
                                                                        interest rate environment when fewer of the
                                                                        underlying mortgages are prepaid, but
                                                                        remain subject to prepayment risk, which
                                                                        would be a loss of any expected interest
                                                                        payments, even though there is no default
                                                                        on the underlying financial asset. For
                                                                        mortgage derivatives and structured
                                                                        securities that have imbedded leverage
                                                                        features, small changes in interest or
                                                                        prepayment rates may cause large and
                                                                        sudden price movements. Mortgage
                                                                        derivatives can also become illiquid and
                                                                        hard to value in declining markets.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Limited Term Bond Fund                   Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   AAMI's fixed income portfolio management         Pioneer considers both broad economic and
                         process focuses on the four key areas of         issuer specific factors in selecting a
                         duration management, sector weights,             portfolio designed to achieve the Fund's
                         position on the yield curve and security         investment objective. In assessing the
                         selection; AAMI's goal is to add value in        appropriate maturity, rating and sector
                         each of these four areas through the active      weighting of the Fund's portfolio, Pioneer
                         management of the Fund's portfolio.              considers a variety of broad economic
                         Beginning with rigorous fundamental              factors that are expected to influence
                         analysis of the economy and taking into          economic activity and interest rates. These
                         account characteristics of the current           factors include fundamental economic
                         business and interest rate cycles, AAMI          indicators, Federal Reserve monetary policy
                         arrives at a projection of the likely trend in   and the relative value of the U.S. dollar
                         interest rates and adjusts duration              compared to other currencies. Once Pioneer
                         accordingly. Analysis of the shape of the        determines the preferable portfolio
                         yield curve and yield spreads among bond         characteristic, Pioneer selects individual
                         market sectors leads to further refinements      securities based upon the terms of the
                         in strategy.                                     securities (such as yields compared to U.S.
                                                                          Treasuries or comparable issuers), liquidity
                                                                          and rating, sector and issuer diversification.
                                                                          Pioneer also employs due diligence and
                                                                          fundamental research, an evaluation of the
                                                                          issuer based on its financial statements and
                                                                          operations, to assess an issuer's credit
                                                                          quality, taking into account financial
                                                                          condition and profitability, future capital
                                                                          needs, potential for change in rating,
                                                                          industry outlook, the competitive
                                                                          environment and management ability. In
                                                                          making these portfolio decisions, Pioneer
                                                                          relies on the knowledge, experience and
                                                                          judgment of its staff who have access to a
                                                                          wide variety of research.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Limited Term Bond Fund                 Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Other investments     The remainder of AmSouth Limited Term         Up to 10% of Pioneer Short Term Income
                       Bond Fund's assets may be invested in         Fund's net assets may be below investment
                       bonds (including debentures), notes and       grade.
                       other debt securities which have a stated or
                       remaining maturity of greater than five       Pioneer Short Term Income Fund may
                       years, cash, cash equivalents, and money      invest up to 20% of its total assets in
                       market instruments. The Fund may invest       securities of non-U.S. issuers. Up to 5% of
                       up to 20% of its total assets in cash, cash   Pioneer Short Term Income Fund's total
                       equivalents and corporate bonds with          assets may be invested in debt securities of
                       remaining maturities of less than 1 year.     emerging market issuers. Non-U.S.
                                                                     securities may be issued by non-U.S.
                                                                     governments, banks or corporations and
                                                                     certain supranational organizations, such as
                                                                     the World Bank and the European Union.
                                                                     Pioneer Short Term Income Fund may
                                                                     invest in securities of Canadian issuers to
                                                                     the same extent as securities of U.S.
                                                                     issuers. Investing in Canadian and other
                                                                     non-U.S. issuers, particularly issuers in
                                                                     emerging markets, may involve unique risks
                                                                     compared to investing in the securities of
                                                                     U.S. issuers.

                                                                     If a rating organization downgrades the
                                                                     quality rating assigned to one or more of
                                                                     the Fund's portfolio securities, Pioneer will
                                                                     consider what actions, if any, are
                                                                     appropriate including selling the
                                                                     downgraded security or purchasing
                                                                     additional investment grade securities as
                                                                     soon as it is prudent to do so.
------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive   When AAMI determines adverse market           Pioneer Short Term Income Fund may
 strategies            conditions exist, AmSouth Limited Term Bond   invest all or part of its assets in securities
                       Fund may invest entirely in cash positions,   with remaining maturities of less than one
                       directly in U.S. government securities and    year, cash equivalents or may hold cash.
                       short-term paper, such as bankers'
                       acceptances.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Limited Term Bond Fund                   Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Diversification       Each Fund is diversified and is subject to diversification requirements under the Internal
                       Revenue Code of 1986 for the purpose of the Investment Company Act, as amended
                       (the "Code").
------------------------------------------------------------------------------------------------------------------------------
 Industry              AmSouth Limited Term Bond Fund may not               Pioneer Short Term Income Fund may not
 concentration         purchase any securities which would cause            invest more than 25% of its assets in any
                       more than 25% of the value of the Fund's             one industry.
                       total assets at the time of purchase to be
                       invested in securities of one or more issuers
                       conducting their principal business activities in
                       the same industry, provided that (a) there is
                       no limitation with respect to obligations issued
                       or guaranteed by the U.S. government or its
                       agencies or instrumentalities, and repurchase
                       agreements secured by obligations of the U.S.
                       government or its agencies or
                       instrumentalities; (b) wholly owned finance
                       companies will be considered to be in the
                       industries of their parents if their activities are
                       primarily related to financing the activities of
                       their parents; and (c) utilities will be divided
                       according to their services. For example, gas,
                       gas transmission, electric and gas, electric,
                       and telephone will each be considered a
                       separate industry.

                       There is no limitation with respect to
                       municipal securities, which, for purposes of
                       this limitation only, do not include private
                       activity bonds that are backed only by the
                       assets and revenues of a non-governmental
                       user.
------------------------------------------------------------------------------------------------------------------------------
 Restricted and        AmSouth Limited Term Bond Fund may not               Pioneer Short Term Income Fund may not
 illiquid securities   invest more than 15% of its net assets in            invest more than 15% of its net assets in
                       securities that are restricted as to resale, or      securities that are illiquid and other
                       for which no readily available market exists,        securities that are not readily marketable.
                       including repurchase agreements providing            Repurchase agreements maturing in more
                       for settlement more than seven days after            than seven days will be included for
                       notice.                                              purposes of the foregoing limit.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                      AmSouth Limited Term Bond Fund                   Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Borrowing   AmSouth Limited Term Bond Fund may not          Pioneer Short Term Income Fund may not
             borrow money or issue senior securities,        borrow money, except on a temporary basis
             except that the Fund may borrow from            and to the extent permitted by applicable
             banks or enter into reverse repurchase          law, the Fund may: (a) borrow from banks
             agreements for temporary emergency              or through reverse repurchase agreements
             purposes in amounts up to 33-1/3% of the        in an amount up to 33-1/3% of the Fund's
             value of its total assets at the time of such   total assets (including the amount
             borrowing. AmSouth Limited Term Bond            borrowed); (b) borrow up to an additional
             Fund will not purchase securities while         5% of the Fund's assets for temporary
             borrowings (including reverse repurchase        purposes; (c) obtain such short-term credits
             agreements) in excess of 5% of its total        as are necessary for the clearance of
             assets are outstanding. In addition,            portfolio transactions; (d) purchase
             AmSouth Limited Term Bond Fund is               securities on margin; and (e) engage in
             permitted to participate in a credit facility   transactions in mortgage dollar rolls that are
             whereby the Fund may directly lend to and       accounted for as financings.
             borrow money from another AmSouth Fund
             for temporary purposes, provided that the
             loans are made in accordance with an order
             of exemption from the SEC and any
             conditions thereto.
------------------------------------------------------------------------------------------------------------------------------
 Lending     AmSouth Limited Term Bond Fund may not          Pioneer Short Term Income Fund may not
             make loans, except that it may purchase or      make loans, except that the Fund may (i)
             hold debt instruments in accordance with its    lend portfolio securities in accordance with
             investment objective and policies, lend Fund    the Fund's investment policies, (ii) enter into
             securities in accordance with its investment    repurchase agreements, (iii) purchase all or
             objective and policies and enter into           a portion of an issue of publicly distributed
             repurchase agreements. In addition,             debt securities, bank loan participation
             AmSouth Limited Term Bond Fund is               interests, bank certificates of deposit,
             permitted to participate in a credit facility   bankers' acceptances, debentures or other
             whereby the it may directly lend to and         securities, whether or not the purchase is
             borrow money from other AmSouth Funds           made upon the original issuance of the
             for temporary purposes, provided that the       securities, (iv) participate in a credit facility
             loans are made in accordance with an order      whereby the Fund may directly lend to and
             of exemption from the SEC and any               borrow money from other affiliated funds to
             conditions thereto.                             the extent permitted under the Investment
                                                             Company Act or an exemption therefrom,
                                                             and (v) make loans in any other manner
                                                             consistent with applicable law, as amended
                                                             and interpreted or modified from time to
                                                             time by any regulatory authority having
                                                             jurisdiction.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                AmSouth Limited Term Bond Fund                     Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Derivative           AmSouth Limited Term Bond Fund may                 Pioneer Short Term Income Fund may use
 instruments          invest in futures contracts and options            futures and options on securities, indices
                      thereon (interest rate futures contracts or        and currencies, forward currency exchange
                      index futures contracts, as applicable) to         contracts and other derivatives. The Fund
                      commit funds awaiting investment, to               does not use derivatives as a primary
                      maintain cash liquidity or for other hedging       investment technique and generally limits
                      purposes. The value of the Fund's contracts        their use to hedging. However, the Fund
                      may equal or exceed 100% of the Fund's             may use derivatives for a variety of non-
                      total assets, although the Fund will not           principal purposes, including:
                      purchase or sell a futures contract unless
                      immediately afterwards the aggregate               o As a hedge against adverse changes in
                      amount of margin deposits on its existing            stock market prices, interest rates or
                      futures positions plus the amount of                 currency exchange rates
                      premiums paid for related futures options          o As a substitute for purchasing or selling
                      entered into for other than bona fide                securities
                      hedging purposes is 5% or less of its net          o To increase the Fund's return as a non-
                      assets.                                              hedging strategy that may be considered
                                                                           speculative
------------------------------------------------------------------------------------------------------------------------------
 Short-term trading   AmSouth Limited Term Bond Fund may                 Pioneer Short Term Income Fund does not
                      engage in the technique of short-term              usually trade for short-term profits. The
                      trading. Such trading involves the selling of      Fund will sell an investment, however, even
                      securities held for a short-time, ranging          if it has only been held for a short time, if it
                      from several months to less than a day. The        no longer meets the Fund's investment
                      object of such short-term trading is to            criteria.
                      increase the potential for capital
                      appreciation and/or income of the Fund in
                      order to take advantage of what AAMI
                      believes are changes in market, industry or
                      individual company outlook.
------------------------------------------------------------------------------------------------------------------------------
 Other investment     As described above, the Funds have substantially similar principal investment strategies
 policies and         and policies. Certain of the non-principal investment policies and restrictions are different.
 restrictions         For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------
                                                      Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------
 Class A sales        Class A shares are offered with an initial sales   Class A shares are offered with an initial sales
 charges and Rule     charge of up to 4.00% of the offering price,       charge of up to 2.50% of the offering price,
 12b-1 fees           which is reduced depending upon the amount         which is reduced or waived for large
                      invested or, in certain circumstances, waived.     purchases and certain types of investors. At
                      Class A shares bought as part of an                the time of your purchase, your investment
                      investment of $1 million or more are not           firm may receive a commission from Pioneer
                      subject to an initial sales charge, but may be     Funds Distributor, Inc. ("PFD"), the Fund's
                      charged a contingent deferred sales charge         distributor, of up to 2% declining as the size
                      ("CDSC") of 1.00% if sold within one year of       of your investment increases.
                      purchase.
                                                                         There is no CDSC, except in certain
                      Class A shares pay a shareholder servicing fee     circumstances when the initial sales charge
                      (non 12b-1) of up to 0.25% of average daily        is waived.
                      net assets.
                                                                         Class A shares are subject to distribution
                                                                         and service (12b-1) fees of up to 0.25% of
                                                                         average daily net assets.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                AmSouth Limited Term Bond Fund                  Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Class B sales         Class B shares are offered without an initial   Class B shares are offered without an initial
 charges and Rule      sales charge, but are subject to a CDSC of      sales charge, but are subject to a CDSC of up
 12b-1 fees            up to 5%. For Class B shares issued to          to 2% if you sell your shares. The charge is
                       former ISG Funds shareholders in                reduced over time and is not charged after
                       connection with the combination of              three years. Your investment firm may receive
                       AmSouth Funds with ISG Funds, the CDSC          a commission from PFD, the Fund's
                       on such Class B shares held continuously        distributor, at the time of your purchase of up
                       declines over six years, starting with year     to 2%.
                       one and ending in year seven from: 4%,
                       3%, 3%, 2%, 2%, 1%. For all other Class B       Class B shares are subject to distribution and
                       shares held continuously, the CDSC declines     service (12b-1) fees of up to 1% of average
                       over six years, starting with year one and      daily net assets.
                       ending in year seven from: 5%, 4%, 3%,
                       3%, 2%, 1%. Eight years after purchase          Class B shares acquired through the
                       (seven years in the case of shares acquired     Reorganization will retain the holding period,
                       in the ISG combination), Class B shares         CDSC and commission schedules applicable
                       automatically convert to Class A shares.        to the original purchase.

                       Class B shares pay a shareholder servicing      Maximum purchase of Class B shares in a
                       fee (non 12b-1) of up to 0.25% of average       single transaction is $49,999.
                       daily net assets and a distribution (12b-1)
                       fee of 0.75% of up to average daily net         Class B shares convert to Class A shares
                       assets.                                         eight years after the date of purchase. Class B
                                                                       shares issued to former ISG Funds
                       Maximum investment for all Class B              shareholders will convert to Class A shares
                       purchases by a shareholder for the Fund's       seven years after the date of purchase.
                       shares is $99,999.
------------------------------------------------------------------------------------------------------------------------------
 Class I and Class Y   AmSouth Limited Term Bond Fund does not         The Fund does not impose any initial,
 sales charges and     impose any initial sales charge or a CDSC       contingent deferred or asset based sales
 Rule 12b-1 fees       on Class I shares.                              charge on Class Y shares.

                       The Fund may impose a shareholder               The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15% of     distributing the Fund's Class Y shares, none
                       average daily net assets.                       of which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          AmSouth Limited Term Bond Fund                  Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Management and   AmSouth Limited Term Bond Fund pays an         Pioneer Short Term Income Fund pays
 other fees       advisory fee on a monthly basis at an          Pioneer an annual fee equal to 0.40% of the
                  annual rate of 0.50% of the Fund's average     Fund's average daily net assets.
                  daily net assets.
                                                                 In addition, the Fund reimburses Pioneer for
                  ASO Services Company, Inc. ("ASO") serves      certain fund accounting and legal expenses
                  as administrator and fund accounting agent     incurred on behalf of the Fund and pays a
                  for the Fund. The Fund pays ASO an             separate shareholder servicing/transfer
                  administrative services fee of 0.15% of the    agency fee to PIMSS, an affiliate of Pioneer.
                  Fund's average daily net assets.
                                                                 Through December 31, 2005, Pioneer has
                  For the fiscal year ended July 31, 2004,       contractually agreed to limit ordinary
                  other expenses of the Fund were limited to     operating expenses to the extent required to
                  0.48% for Class A shares, 0.48% for Class      reduce Fund expenses to 0.90% of the
                  B shares and 0.33% for Class I shares. Any     average daily net assets attributable to Class
                  fee waiver or expense reimbursement            A shares. The portion of Fund expenses
                  arrangement is voluntary and may be            (including the amount of management fee
                  discontinued at any time.                      waived) attributable to Class B shares and
                                                                 Class Y shares will be reduced only to the
                  For the fiscal year ended July 31, 2004, the   extent such expenses are reduced for Class
                  Fund's annual operating expenses for Class     A shares. Any differences in the fee waiver
                  A shares, after giving effect to the expense   and expense limitation among classes result
                  limitation were 0.98%, and without giving      from rounding in the daily calculation of a
                  effect to the expense limitation, were 1.00%   class' net assets and expense limitation,
                  of average daily net assets.                   which may exceed 0.01% annually. There
                                                                 can be no assurance that Pioneer will
                  For the fiscal year ended July 31, 2004, the   extend the expense limitation beyond
                  Fund's annual operating expenses for Class     December 31, 2005.
                  B shares, after giving effect to the expense
                  limitation were 1.73%, and without giving      For the fiscal year ended August 31, 2004,
                  effect to the expense limitation, were 1.75%   the Fund's total annual operating expenses
                  of average daily net assets.                   for Class A shares, after giving effect to the
                                                                 expense limitation, were 0.90%, and without
                  For the fiscal year ended July 31, 2004, the   giving effect to the expense limitation were
                  Fund's annual operating expenses for Class     9.40% of average daily net assets.
                  I shares, after giving effect to the expense
                  limitation were 0.83%, and without giving      For the fiscal year ended August 31, 2004,
                  effect to the expense limitation, were 0.90%   the Fund's total annual operating expenses
                  of average daily net assets.                   for Class B shares, after giving effect to the
                                                                 expense limitation, were 1.89%, and without
                                                                 giving effect to the expense limitation were
                                                                 10.65% of average daily net assets.

                                                                 For the fiscal year ended August 31, 2004,
                                                                 the Fund's total annual operating expenses
                                                                 for Class Y shares were 0.61%, and without
                                                                 giving effect to the expense limitation were
                                                                 10.54% of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Limited Term Bond Fund                  Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Buying shares       You may buy shares of the Fund directly          You may buy shares from any investment
                     through BISYS Fund Services, the Fund's          firm that has a sales agreement with PFD,
                     distributor, or through brokers, registered      the Fund's distributor.
                     investment advisers, banks and other
                     financial institutions that have entered into    If the account is established in the
                     selling agreements with the Fund's               shareholder's own name, shareholders may
                     distributor, as described in the Fund's          also purchase additional shares of the Fund
                     prospectus.                                      by telephone or online.

                     Certain account transactions may be done
                     by telephone.
------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You can exchange your shares in the Fund for     You may exchange your shares for shares
                     shares of the same class of another AmSouth      of the same class of another Pioneer mutual
                     Fund, usually without paying additional sales    fund. Your exchange request must be for
                     charges. You must meet the minimum               at least $1,000. The Fund allows you to
                     investment requirements for the Fund into        exchange your shares at net asset value
                     which you are exchanging. Exchanges from         without charging you either an initial or
                     one Fund to another are taxable. Class A         CDSC at the time of the exchange. Shares
                     shares may be exchanged for Class I shares       you acquire as part of an exchange will
                     of the same Fund or another AmSouth Fund if      continue to be subject to any CDSC that
                     you become eligible to purchase Class I          applies to the shares you originally
                     shares. Class I shares may be exchanged for      purchased. When you ultimately sell your
                     Class A shares of the same Fund. No              shares, the date of your original purchase
                     transaction fees are currently charged for       will determine your CDSC. An exchange
                     exchanges.                                       generally is treated as a sale and a new
                                                                      purchase of shares for federal income tax
                     If you sell your shares or exchange them for     purposes.
                     shares of another AmSouth Fund within 7
                     days of the date of purchase, you will be        After you establish an eligible Fund account,
                     charged a 2.00% fee on the current net asset     you can exchange Fund shares by telephone
                     value of the shares sold or exchanged. The       or online.
                     fee is paid to the Fund to offset the costs
                     associated with short-term trading, such as
                     portfolio transaction and administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage and
                     other types of omnibus accounts (except
                     where it is not practical for the plan
                     administrator or brokerage firm to implement
                     the fee). The Fund will not impose the
                     redemption fee on a redemption or exchange
                     of shares purchased upon the reinvestment of
                     dividend and capital gain distributions.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          AmSouth Limited Term Bond Fund                 Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------------------------------------------
 Selling shares   Shares of each Fund are sold at the net asset value per share next calculated after the
                  Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------
                  You may sell your shares by contacting the    Normally, your investment firm will send your
                  Fund directly in writing or by telephone or   request to sell shares to PIMSS. You can also
                  by contacting a financial intermediary as     sell your shares by contacting the Fund
                  described in the Fund's prospectus.           directly if your account is registered in your
                                                                name.

                                                                If the account is established in the
                                                                shareholder's own name, shareholders may
                                                                also redeem shares of the Fund by telephone
                                                                or online.
------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o    The Fund's income declines due to a decrease in interest rates.

     o The possibility that an issuer cannot make timely interest and principal payments on its debt securities. The lower a security's rating, generally the greater its credit risk.

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. Risk is generally high for longer-term bonds and lower or for shorter-term bonds.

     o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

     Certain securities issued by agencies and instrumentalities of the U.S. government in which each Fund may invest are backed by the full faith and credit of the U.S. government, but others are not insured or guaranteed by the U.S. government and may be supported only by the issuer's right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. in some other way. Likewise, government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), FNMA and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage backed securities issued by them are neither guaranteed nor issued by the U.S. government.

     To the extent that Pioneer Short Term Income Fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.

     Pioneer Short Term Income Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer Short Term Income Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Past Performance

     Set forth below is performance information for your AmSouth Fund. The bar charts show how your AmSouth Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for your AmSouth Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

               AmSouth Limited Term Bond Fund -- Class A Shares
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'95              12.72%
'96               3.69
'97               6.80
'98               7.13
'99               1.36
'00               8.22
'01               7.93
'02               6.49
'03               2.19
'04               0.60

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 4.02% for the quarter ended June 30, 1995, and the lowest quarterly return was -1.36% for the quarter ended June 30, 2004.

               Pioneer Short Term Income Fund -- Class A Shares
                          Calendar Year Total Returns

     Since the Fund has conducted investment operations for less than one calendar year, it may not disclose any performance information in this prospectus. The Fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

                        AmSouth Limited Term Bond Fund
    Average Annual Total Returns (for the periods ending December 31, 2004)

------------------------------------------------------------------------------------------------------------------------------
                                                                    1 Year      5 Years     10 Years
------------------------------------------------------------------------------------------------------------------------------
 AmSouth Limited Term Bond Fund, Class A Shares(1)
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes(1)                                              -1.44%       4.61%       5.44%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 -2.46%       2.90%       3.41%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         -0.94%       2.88%       3.38%
------------------------------------------------------------------------------------------------------------------------------
 AmSouth Limited Term Bond Fund, Class B Shares(2)
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 -5.01%       3.92%       4.75%
------------------------------------------------------------------------------------------------------------------------------
 AmSouth Limited Term Bond Fund, Class I Shares(3)
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  0.84%       5.20%       5.76%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 -0.25%       3.43%       3.69%
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares          0.54%       3.36%       3.63%
------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch 1-5 Year Government/Corporate Bond Index(4)
  (reflects no deduction for fees, expenses or taxes)                 1.77%       6.12%       6.49%
------------------------------------------------------------------------------------------------------------------------------

(1)  Class A shares were first offered on 2/1/89.

(2) Performance for the Class B shares, which were first offered on 1/21/99, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the CDSC.

(3) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor fund and commingled accounts (without sales charge) prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund.

(4) Merrill Lynch 1-5 Year Government/Corporate Bond Index, an unmanaged index representative of the total return of short-term government and corporate bonds, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table above shows the impact of taxes on AmSouth Limited Term Bond Fund's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Limited Term Bond Fund, the expenses of AmSouth Limited Term Bond Fund for the period ended January 31, 2005 and (ii) for Pioneer Short Term Income Fund, the expenses of Pioneer Short Term Income Fund for the period ended February 28, 2005. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Limited Term Bond Fund are also being asked to approve the reorganization of their Fund into Pioneer Short Term Income Fund. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on February 28, 2005.


                                                 AmSouth      Pioneer
                                                 Limited    Short Term     Combined       AmSouth
                                                Term Bond     Income         Fund      Limited Term
Shareholder transaction fees                     Fund(1)       Fund      (Pro Forma)   Bond Fund(1)
 (paid directly from your investment)            Class A      Class A      Class A        Class B
                                                ---------- ------------ ------------- --------------
Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price ..............................     4.00%(2)     2.50%(2)      2.50%(2)    None
Maximum deferred sales charge (load)
 as a percentage of purchase price
 or the amount you receive when
 you sell shares, whichever is less ..........     None         None          None        5.00%(3)
Redemption fees ..............................     2.00%(4)     None          None        2.00%(4)

Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee ...............................     0.50%        0.40%         0.40%       0.50%
Distribution and service (12b-1) fee .........     None         0.25%         0.25%       0.75%
Other expenses ...............................     0.69%(5)     8.75%         0.19%       0.70%(5)
Total fund operating expenses ................     1.19%        9.40%         0.84%       1.95%
Expense reimbursement/reduction ..............     0.20%        8.50%(6)      N/A         0.21%
Net fund operating expenses ..................     0.99%        0.90%         0.84%       1.74%


                                                  Pioneer                                   Pioneer
                                                Short Term     Combined       AmSouth     Short Term    Combined
                                                  Income         Fund      Limited Term     Income        Fund
Shareholder transaction fees                       Fund      (Pro Forma)   Bond Fund(1)      Fund      (Pro Forma)
 (paid directly from your investment)             Class B      Class B        Class I       Class Y      Class Y
                                                ----------  ------------- -------------- ------------ ------------
Maximum sales charge (load) when
 you buy shares as a percentage of
 offering price ..............................    None          None          None        None        None
Maximum deferred sales charge (load)
 as a percentage of purchase price
 or the amount you receive when
 you sell shares, whichever is less ..........    4.00%        4.00%          None        None        None
Redemption fees ..............................    None         None           2.00%(4)    None        None

Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee ...............................    0.40%        0.40%          0.50%       0.40%       0.40%
Distribution and service (12b-1) fee .........    1.00%        1.00%          None        None        None
Other expenses ...............................    9.25%        0.29%          0.56%(5)   10.14%       0.14%
Total fund operating expenses ................   10.65%        1.69%          1.06%      10.54%       0.54%
Expense reimbursement/reduction ..............    8.76%(6)     N/A            0.22%       9.93%(6)    N/A
Net fund operating expenses ..................    1.89%        1.69%          0.84%       0.61%       0.54%

----------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.49% for Class A shares, 0.49% for Class B shares and 0.34% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The expenses in the table above reflect the expense limitation in effect through December 31, 2005 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 0.90% of the average daily net assets attributable to Class A shares. The portion of Fund expenses (including the amount of management fee waived) attributable to Class B and Class Y shares will be reduced only to the extent such expenses are reduced for Class A shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limitation, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond December 31, 2005.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------
                            AmSouth            Pioneer          Combined
Number of years you      Limited Term        Short-Term           Fund
own your shares            Bond Fund         Income Fund       (Pro Forma)
--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------
 Year 1                 $  319           $  340                  $  656
--------------------------------------------------------------------------------
 Year 3                 $  570           $2,165                  $  828
--------------------------------------------------------------------------------
 Year 5                 $  841              N/A                  $1,014
--------------------------------------------------------------------------------
 Year 10                $1,614              N/A                  $1,553
--------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
--------------------------------------------------------------------------------
 Year 1                 $  698           $  623                  $  572
--------------------------------------------------------------------------------
 Year 3                 $  912           $1,140                  $  833
--------------------------------------------------------------------------------
 Year 5                 $1,252              N/A                  $1,018
--------------------------------------------------------------------------------
 Year 10                $2,078              N/A                  $1,772
--------------------------------------------------------------------------------
 Class B -- assuming no redemption
--------------------------------------------------------------------------------
 Year 1                 $  198           $  223                  $  172
--------------------------------------------------------------------------------
 Year 3                 $  612           $  840                  $  533
--------------------------------------------------------------------------------
 Year 5                 $1,052              N/A                  $  918
--------------------------------------------------------------------------------
 Year 10                $2,078              N/A                  $1,772
--------------------------------------------------------------------------------
                        Class I          Class Y
--------------------------------------------------------------------------------
 Year 1                 $  108           $   62                  $   55
--------------------------------------------------------------------------------
 Year 3                 $  337           $2,143                  $  173
--------------------------------------------------------------------------------
 Year 5                 $  585              N/A                  $  302
--------------------------------------------------------------------------------
 Year 10                $1,294              N/A                  $  677
--------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Limited Term Bond Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $15.7 billion in fixed income securities. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, Pioneer Short Term Income Fund's management fee (0.40% of average daily net assets) is lower than the advisory fee of your AmSouth Fund (0.50% of average daily net assets). The distribution and shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. The Pioneer Short Term Income Fund's gross expenses for each class of shares are higher than the historical gross expenses of your AmSouth Fund and the Pioneer Fund's historical net expenses are higher for Class B shares. However, on a pro forma basis, after giving effect to the Reorganization, the gross and net expenses of each class of the Pioneer Fund are estimated to be lower than gross and net expenses of the corresponding class of your Fund. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

     Fourth, the Class A, B and Y shares of Pioneer Short Term Income Fund received in the Reorganization will provide AmSouth Limited Term Bond Fund shareholders with exposure to substantially the same investment product as they have currently.

     Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Funds in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                CAPITALIZATION

  The following table sets forth the capitalization of each Fund as of May 31,
                                   2005, and the pro forma combined Fund as of May 31, 2005.

                                                                                       Pro Forma
                                               AmSouth Limited     Pioneer Short     Pioneer Short
                                                  Term Bond         Term Income       Term Income
                                                     Fund               Fund             Fund
                                                 May 31, 2005       May 31, 2005     May 31, 2005
                                              -----------------   ---------------   --------------
  Total Net Assets (in thousands) .........         $177,464           $31,013          $208,476
    Class A shares ........................         $ 22,496           $10,781          $ 33,277
    Class B shares ........................         $ 15,222           $ 3,262          $ 18,484
    Class I/Y shares ......................         $139,746           $11,951          $151,696

  Net Asset Value Per Share
    Class A shares ........................         $  10.29           $  9.87          $   9.87
    Class B shares ........................         $  10.28           $  9.87          $   9.87
    Class I/Y shares ......................         $  10.30           $  9.88          $   9.88

  Shares Outstanding
    Class A shares ........................        2,185,785        $1,092,201       $ 3,371,288
    Class B shares ........................        1,481,111        $  330,473       $ 1,872,521
    Class I/Y shares ......................       13,570,388        $1,210,036       $15,359,633

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                   AmSouth Tax-Exempt Money Market Fund and
                      Pioneer Tax Free Money Market Fund

                                 PROPOSAL 1(f)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund is a money market fund that may invest in high quality short-term instruments that are exempt from regular federal income tax. Consequently, the policies and risks of each Fund are similar. A portion of the income from Pioneer Tax Free Money Market Fund may be a preference item for purposes of the federal alternative minimum tax. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth Tax-Exempt Money Market Fund to Pioneer Tax Free Money
                                  Market Fund

------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Tax-Exempt Money Market Fund              Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Business               A diversified series of AmSouth Funds, an         A diversified series of Pioneer Series Trust
                        open-end management investment company            II, an open-end management investment
                        organized as a Massachusetts business             company organized as a Delaware statutory
                        trust.                                            trust.
------------------------------------------------------------------------------------------------------------------------------
 Net assets as of       $141.4 million                                    $34.8 million
 March 31, 2005
------------------------------------------------------------------------------------------------------------------------------
 Investment advisers    Investment Adviser:                               Investment Adviser:
 and portfolio          AAMI                                              Pioneer
 managers
                        Portfolio Manager:                                Portfolio Manager:
                        Day-to-day management of AmSouth Tax-             Day-to-day management of the Fund's
                        Exempt Money Market Fund's portfolio is           portfolio is the responsibility of Kenneth J.
                        the responsibility of a team of AAMI's            Taubes. Mr. Taubes joined Pioneer as a
                        portfolio managers, and no person is              senior vice president in 1998 and has been
                        primarily responsible for making                  an investment professional since 1982.
                        recommendations to the team.
------------------------------------------------------------------------------------------------------------------------------
 Investment objective   AmSouth Tax-Exempt Money Market Fund              Pioneer Tax Free Money Market Fund seeks
                        seeks to provide investors with as high a         as high a level of current income exempt
                        level of current interest income exempt from      from federal income tax as is consistent
                        federal income tax as is consistent with the      with a portfolio of high-quality, short-term
                        preservation of capital and relative stability    municipal obligations selected on the basis
                        of principal.                                     of liquidity and preservation of capital.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Tax-Exempt Money Market Fund              Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Primary investments   AmSouth Tax-Exempt Money Market Fund             The Pioneer Tax Free Money Market Fund
                       under normal market conditions will invest       seeks to maintain a constant net asset value
                       at least 80% of the Fund's total assets in       of $1.00 per share by investing, under
                       municipal securities and in securities of        normal circumstances, at least 80% of its
                       money market mutual funds that invest            assets in high-quality, money market
                       primarily in obligations the interest on         securities the income from which is exempt
                       which is exempt from federal income tax.         from regular federal income tax. These
                                                                        investments include bonds, notes and other
                       The Fund will invest only in those municipal     debt instruments issued by or on behalf of
                       securities and other obligations that are        states, counties, municipalities, territories
                       considered by AAMI to present minimal            and possessions of the United States and
                       credit risks. In addition, investments will be   the District of Columbia and their
                       limited to those obligations that, at the time   authorities, political subdivisions, agencies
                       of purchase, (i) possess one of the two          or instrumentalities. The Fund will not invest
                       highest short-term ratings from an NRSRO         in securities the interest from which is
                       in the case of single-rated securities or (ii)   subject to the alternative minimum tax for
                       possess, in the case of multiple-rated           individuals. Up to 20% of the Fund's assets
                       securities, one of the two highest short-        may be invested in securities the income
                       term ratings by at least two NRSROs; or          from which will be subject to the regular
                       (iii) do not possess a rating (i.e., are         federal income tax.
                       unrated) but are determined by AAMI to be
                       of comparable quality to the rated               The Fund may only invest in money market
                       instruments eligible for purchase by the         instruments that are permissible
                       Fund under the guidelines adopted by the         investments for a money market fund under
                       Board.                                           the rules of the Securities and Exchange
                                                                        Commission. The Fund invests exclusively
                       The Fund may invest up to 10% of its total       in U.S. dollar denominated securities with
                       assets in the securities of money market         a maximum remaining maturity of 397 days
                       mutual funds that invest primarily in            and maintains a dollar-weighted average
                       obligations exempt from federal income tax.      portfolio maturity of 90 days or less. The
                                                                        Fund's investments may have fixed, floating
                                                                        or variable interest rates.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                               AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   AmSouth Tax-Exempt Money Market Fund             In selecting Pioneer Tax Free Money Market
                         invests primarily in short-term municipal        Fund's portfolio, Pioneer complies with
                         securities that provide income that is           the rating, maturity and diversification
                         exempt from federal income tax and is not a      requirements applicable to money market
                         tax preference item for purposes of the          funds. Within those limits, Pioneer's
                         federal alternative minimum tax. Short-term      assessment of broad economic factors that
                         municipal securities are debt obligations,       are expected to affect economic activity and
                         such as bonds and notes, issued by states,       interest rates influence its securities
                         territories, and possessions of the United       selection. Pioneer also employs due
                         States and their political subdivisions,         diligence and fundamental research, an
                         agencies, and instrumentalities, which           evaluation of the issuer based on its
                         generally have remaining maturities of one       financial statements and operations, to
                         year or less. Municipal securities purchased     assess an issuer's credit quality.
                         by the Fund may include rated and unrated
                         variable and floating rate tax-exempt notes
                         which may have a stated maturity in excess
                         of one year but which will be subject to a
                         demand feature permitting the Fund to demand
                         payment within a year.

                         When selecting securities for the Fund's portfolio, AAMI first considers safety of principal and the quality of an investment.
                         AAMI then focuses on generating a high
                         level of income. AAMI generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which AAMI believes to be the best relative values.

                         The Fund will maintain an average weighted
                         portfolio maturity of 90 days or less and
                         will limit the maturity of each security in its
                         portfolio to 397 days or less.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Tax-Exempt Money Market Fund              Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Other investments     AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund may
                       may invest up to 20% of its total assets in      invest up to 20% of its net assets in U.S.
                       taxable obligations. Taxable obligations may     dollar denominated securities issued by
                       include obligations issued or guaranteed by      non-U.S. entities, such as non-U.S. banks
                       the U.S. government, its agencies or             and corporate issuers.
                       instrumentalities (some of which may be
                       subject to repurchase agreements),               The Fund's investment in municipal
                       certificates of deposit and bankers'             securities whose issuers are located in the
                       acceptances of selected banks, and               same state will not exceed 25% of the
                       commercial paper.                                Fund's total assets.
                       .
                                                                        The Fund invests in money market
                                                                        securities rated in one of the two highest
                                                                        rating categories for short-term debt by a
                                                                        nationally recognized statistical rating
                                                                        organization or, if unrated, determined to be of
                                                                        equivalent credit quality by Pioneer. If rating
                                                                        organizations differ in the rating assigned to
                                                                        a security, the Fund will only treat the
                                                                        security as having the higher rating if at
                                                                        least two rating organizations assigned that
                                                                        rating. If a rating organization downgrades
                                                                        the quality rating assigned to one or more
                                                                        of the Fund's portfolio securities, Pioneer
                                                                        will promptly reassess whether the
                                                                        downgraded security presents minimal
                                                                        credit risk to the Fund.
------------------------------------------------------------------------------------------------------------------------------
 Diversification       Each Fund is subject to the diversification requirements applicable to money market funds under the Investment Company Act.
------------------------------------------------------------------------------------------------------------------------------
 Industry              AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund may
 concentration         may not purchase any securities which            not invest 25% or more of the value of its
                       would cause 25% or more of the Fund's            total assets in any one industry, provided
                       total assets at the time of purchase to be       that this limitation does not apply to
                       invested in securities of one or more            municipal securities other than those
                       issuers conducting their principal business      municipal securities backed only by assets
                       activities in the same industry. This            and revenues of non-governmental issuers.
                       Limitation shall not apply to municipal          For purposes of applying the limitation set
                       securities; and for purposes of this             forth in this restriction, securities of the
                       limitation, private activity bonds that are      U.S. government, its agencies, or
                       backed only by the assets and revenues of a      instrumentalities, and securities backed by
                       non-governmental user shall not be deemed        the credit of a governmental entity are not
                       to be municipal securities.                      considered to represent industries. However,
                                                                        obligations backed only by the assets and
                                                                        revenues of non-governmental issuers may
                                                                        for this purpose be deemed to be issued by
                                                                        such non-governmental issuers. Thus, the 25%
                                                                        limitation would apply to such obligations.
------------------------------------------------------------------------------------------------------------------------------
 Restricted and        AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund will
 illiquid securities   may not invest more than 10% of its net          not invest more than 10% of its net assets
                       assets in securities that are restricted as to   in illiquid and other securities that are not
                       resale, or for which no readily available        readily marketable. Repurchase agreements
                       market exists, including repurchase              maturing in more than seven days will be
                       agreements providing for settlement more         included for purposes of the foregoing limit.
                       than seven days after notice.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                   AmSouth Tax-Exempt Money Market Fund              Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Borrowing   AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund may
             may not borrow money or issue senior             not borrow money, except on a temporary
             securities, except the Fund may borrow           basis and to the extent permitted by
             from banks or enter into reverse repurchase      applicable law, as amended and interpreted
             agreements for temporary emergency               or modified from time to time by any
             purposes in amounts up to 33-1/3% of the         regulatory authority having jurisdiction.
             value of its total assets at the time of such    Under current regulatory requirements, a
             borrowing. The Fund will not purchase            fund may: (a) borrow from banks or
             securities while borrowings (including           through reverse repurchase agreements in
             reverse repurchase agreements) in excess         an amount up to 33-1/3% of the fund's total
             of 5% of its total assets are outstanding. In    assets (including the amount
             addition, the Fund is permitted to participate   borrowed); (b) borrow up to an additional
             in a credit facility whereby the Fund may        5% of the fund's assets for temporary
             directly lend to and borrow money from           purposes; (c) obtain such short-term credits
             other AmSouth funds for temporary                as are necessary for the clearance of
             purposes, provided that the loans are made       portfolio transactions; (d) purchase
             in accordance with an order of exemption         securities on margin to the extent permitted
             from the SEC and any conditions thereto.         by applicable law; and (e) engage in
                                                              transactions in mortgage dollar rolls that are
                                                              accounted for as financings. In the opinion
                                                              of the SEC, the Fund's limitation on
                                                              borrowing includes any pledge, mortgage or
                                                              hypothecation of its assets.
------------------------------------------------------------------------------------------------------------------------------
 Lending     AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund may
             may not make loans, except that the Fund         not make loans, except that the fund may
             may purchase or hold debt instruments in         (i) lend portfolio securities in accordance
             accordance with its investment objective         with the fund's investment policies, (ii) enter
             and policies, lend Fund securities in            into repurchase agreements, (iii) purchase
             accordance with its investment objective         all or a portion of an issue of publicly
             and policies and enter into repurchase           distributed debt securities, bank loan
             agreements. In addition, the Fund is             participation interests, bank certificates of
             permitted to participate in a credit facility    deposit, bankers' acceptances, debentures or other
             whereby the Fund may directly lend to and        securities, whether or not the purchase is made
             borrow money from other AmSouth Funds            upon the original issuance of the securities, (iv)
             for temporary purposes, provided that the        participate in a credit facility whereby the
             loans are made in accordance with an order       fund may directly lend to and borrow money from
             of exemption from the SEC and any                other affiliated funds to the extent permitted
             conditions thereto.                              under the 1940 Act or an exemption therefrom, and
                                                              (v) make loans in any other manner consistent with
                                                              applicable law, as amended and interpreted or
                                                              modified from time to time by any regulatory
                                                              authority having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                            AmSouth Tax-Exempt Money Market Fund           Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Derivative            AmSouth Tax-Exempt Money Market Fund          Pioneer Tax Free Money Market Fund may
 instruments           may not write or purchase call options.       use futures and options on securities,
                                                                     indices and currencies, forward currency
                                                                     exchange contracts and other derivatives.
                                                                     The Fund does not use derivatives as a
                                                                     primary investment technique and generally
                                                                     limits their use to hedging. However, the
                                                                     Fund may use derivatives for a variety of
                                                                     non-principal purposes, including as a
                                                                     hedge against adverse changes in stock
                                                                     market prices, interest rates or currency
                                                                     exchange rates, as a substitute for
                                                                     purchasing or selling securities, and to
                                                                     increase the Fund's return as a non-hedging
                                                                     strategy that may be considered speculative.
------------------------------------------------------------------------------------------------------------------------------
 Other investment      As described above, the Funds have substantially similar principal investment strategies
 policies and          and policies. Certain of the non-principal investment policies and restrictions are
 restrictions          different.  For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------
                                                   Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------
 Class A sales         Class A shares are offered without sales      Class A shares are offered without sales
 charges and Rule      charges.                                      charges.
 12b-1 fees
                       Class A shares pay a shareholder servicing    There is no contingent deferred sales charge
                       fee (non 12b-1) up to 0.25% of average        ("CSDC"), except in certain circumstances
                       daily net assets.                             when the initial sales charge is waived.
                                                                     Class A shares are subject to distribution
                       AmSouth Tax-Exempt Money Market Fund          and service (12b-1) fees of up to 0.15% of
                       does not offer Class B shares.                average daily net assets.
------------------------------------------------------------------------------------------------------------------------------
 Class I and Class Y   AmSouth Tax-Exempt Money Market Fund          The Fund does not impose any initial,
 sales charges and     does not impose any initial or contingent     contingent deferred or asset based sales
 Rule 12b-1 fees       deferred sales charge on Class I shares are   charge on Class Y shares.
                       offered without sales charges.
                                                                     The distributor incurs the expenses of
                       The Fund may impose a shareholder             distributing the Fund's Class Y shares, none
                       servicing fee (non 12b-1) of up to 0.15% of   of which are reimbursed by the Fund or the
                       average daily net assets.                     Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                       AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Management and   AmSouth Tax-Exempt Money Market Fund           Pioneer Tax Free Money Market Fund pays
 other fees       pays an advisory fee on a monthly basis at     Pioneer an annual fee equal to 0.40% of the
                  an annual rate of 0.40% of the Fund's          Fund's average daily net assets. The fee is
                  average daily net assets.                      computed daily and paid monthly.

                  ASO Services Company, Inc. ("ASO") serves      Pioneer has agreed to limit the Fund's
                  as administrator and fund accounting agent     expenses or waive a portion of its
                  for the Fund. The Fund pays ASO an             management fee to maintain a net asset
                  administrative services fee of 0.15% of the    value of $1.000. Under certain
                  Fund's average daily net assets.               circumstances, this limitation may result in
                                                                 a 0.00% yield for one or more classes for
                  Other expenses of the Fund are being           shares. From time to time, Pioneer and its
                  limited to 0.12% for Class A shares. Any fee   affiliates may limit the expenses of one or
                  waiver or expense reimbursement                more classes for the purpose of increasing
                  arrangement is voluntary and may be            its yield during the period of the limitation.
                  discontinued at any time.                      These expense limitation policies are
                                                                 voluntary and temporary and may be
                  Other expenses of the Fund are being           revised or terminated by Pioneer at any time
                  limited to 0.12% for Class I shares. Any fee   without notice.
                  waiver or expense reimbursement
                  arrangement is voluntary and may be            For the fiscal year ended December 31,
                  discontinued at any time.                      2004, the Fund's annual operating expenses
                                                                 for Class A shares were 0.94% of average
                  For the fiscal year ended July 31, 2004, the   daily net assets.
                  Fund's annual operating expenses for Class
                  A shares, after giving effect to the expense   Class Y shares of Pioneer Tax Free Money
                  limitation were 0.52%, and without giving      Market Fund are being offered for the first
                  effect to the expense limitation, were 0.89%   time in connection with the Reorganization.
                  of average daily net assets.

                  For the fiscal year ended July 31, 2004, the
                  Fund's annual operating expenses for Class
                  I shares, after giving effect to the expense
                  limitation were 0.52%, and without giving
                  effect to the expense limitation, were 0.79%
                  of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------
 Buying shares    You may buy shares of AmSouth Tax-             You may buy shares from any investment
                  Exempt Money Market Fund directly through      firm that has a sales agreement with PFD,
                  BISYS Fund Services, the Fund's distributor,   the Fund's distributor.
                  or through brokers, registered investment
                  advisers, banks and other financial            If the account is established in the
                  institutions that have entered into selling    shareholder's own name, shareholders may
                  agreements with the Fund's distributor, as     also purchase additional shares of the
                  described in the Fund's prospectus.            Pioneer Fund by telephone or online.

                  Certain account transactions may be done
                  by telephone.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You can exchange your shares in the Fund       You may exchange your shares for shares
                     for shares of the same class of another        of the same class of another Pioneer mutual
                     AmSouth fund, usually without paying           fund. Your exchange request must be for at
                     additional sales charges. You must meet the    least $1,000. The Fund allows you to
                     minimum investment requirements for the        exchange your shares at net asset value
                     Fund into which you are exchanging.            without charging you either an initial or
                     Exchanges from one fund to another are         contingent deferred shares charge at the
                     taxable. Class A shares may be exchanged       time of the exchange. Shares you acquire as
                     for Class I shares of the same Fund or         part of an exchange will continue to be
                     another AmSouth fund if you become             subject to any contingent deferred sales
                     eligible to purchase Class I shares. Class I   charge that applies to the shares you
                     shares may be exchanged for Class A            originally purchased. When you ultimately
                     shares of the same fund. No transaction        sell your shares, the date of your original
                     fees are currently charged for exchanges.      purchase will determine your contingent
                                                                    deferred sales charge. An exchange
                                                                    generally is treated as a sale and a new
                                                                    purchase of shares for federal income
                                                                    tax purposes.

                                                                    After you establish an eligible fund account,
                                                                    you can exchange Fund shares by telephone
                                                                    or online.
------------------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the     Normally, your investment firm will send
                     Fund directly in writing or by telephone or    your request to sell shares to PIMSS. You
                     by contacting a financial intermediary as      can also sell your shares by contacting the
                     described in the Fund's prospectus.            Fund directly if your account is registered in
                                                                    your name.

                                                                    If the account is established in the
                                                                    shareholder's own name, shareholders may
                                                                    also redeem shares of the Fund by
                                                                    telephone or online.
------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a $1 share price, you could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of the Fund's investments to decline

o New federal or state legislation adversely affects the tax-exempt status of securities held by the Fund or the financial ability of an issuer to repay financial obligations

o The issuer of a security owned by the Fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

o The adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return has varied from year to year for each full calendar year. The table shows average annual total return for each Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. No Class Y shares of Pioneer Tax Exempt Money Market Fund are currently outstanding.

                AmSouth Tax-Exempt Money Market Fund -- Class A
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'95           3.44%
'96           2.95
'97           3.10
'98           2.89
'99           2.72
'00           3.35
'01           1.91
'02           0.64
'03           0.34
'04           0.58

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 0.91% for the quarter ended June 30, 1995, and the lowest quarterly return was 0.06% for the quarter ended September 30, 2003. Performance for Class A shares, which were first offered on April 1, 1996, is based on the historical performance of the Class I shares prior to that date.

             Pioneer Tax Free Money Market Fund -- Class A Shares
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'95           3.54%
'96           3.07
'97           3.12
'98           3.07
'99           2.74
'00           3.53
'01           2.34
'02           0.97
'03           0.51
'04           0.58

* During the period shown in the bar chart, Pioneer Tax Free Money Market Fund's highest quarterly return was 0.93% for the quarter ended June 30, 2000, and the lowest quarterly return was 0.09% for the quarter ended March 31, 2004.

     Pursuant to an agreement and plan of reorganization, Pioneer Tax Exempt Money Market Fund acquired all of the assets and those liabilities reflected in the net assets of Safeco Tax-Free Money Free Money Market Fund (the predecessor fund) on December 10, 2004. In the reorganization, the predecessor fund exchanged all of its assets for Investor Class shares of the Pioneer Fund. The predecessor fund offered an Investor Class and other classes of shares similar to the Fund's Class A, B and C shares. As a result of the reorganization, Pioneer Tax Exempt Money Market Fund is the accounting successor of the predecessor fund. The predecessor fund operated as a registered investment company like the Fund. The performance of each class of the Fund includes the performance of the predecessor fund's Class A, Class B and Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges. If all the expenses of Pioneer Tax Exempt Money Market Fund were reflected, the performance would be lower. Since August 2, 2004, Pioneer has served as the predecessor fund's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor fund's investment adviser. The Fund's Investor Class shares are not offered in the Reorganization.

                     AmSouth Tax-Exempt Money Market Fund
             Average Annual Total Returns as of December 31, 2004

------------------------------------------------------------------------------------------------------------------------------
                                                         1 Year       5 Years      10 Years
------------------------------------------------------------------------------------------------------------------------------
 AmSouth Tax-Exempt Money Market Fund, Class A Shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes(1)                                    0.56%         1.35%       2.18%
------------------------------------------------------------------------------------------------------------------------------
 AmSouth Tax-Exempt Money Market Fund, Class I Shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes(2)                                    0.56%         1.45%       2.27%
------------------------------------------------------------------------------------------------------------------------------

(1) The return reported above assumes the reinvestment of dividends. Performance for Class A shares, which were first offered on April 1, 1996, is based on the historical performance of the Class I shares prior to that date

(2)  The return reported above assumes the reinvestment of dividends.

                      Pioneer Tax Free Money Market Fund
             Average Annual Total Returns as of December 31, 2004(1)

------------------------------------------------------------------------------------------------------------------------------
                                                                 1 Year          5 Years        Since Inception
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Money Market Fund, Class A shares
------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes(2)                                            0.58%           1.58%          3.27% (9/18/84)
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                               0.38%           0.97%          2.04
------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares       0.38%           0.97%          2.04
------------------------------------------------------------------------------------------------------------------------------
 Lipper Tax-Exempt Money Market Average(3)
  (reflects no deduction for taxes)                                0.67%           1.64%          3.30% (9/30/84)
------------------------------------------------------------------------------------------------------------------------------

(1) Reflects the inception dates of the predecessor fund. Inception of Class A shares was December 13, 2004.

(2) Return before taxes assumes that you sell your Class A shares at the end of the period and that you reinvest all of your dividends and distributions.

(3) The Lehman Brothers Municipal Bond Index, an unmanaged index that is a broad measure of the municipal bond market, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The following table shows the tax effective yield of each Fund:

------------------------------------------------------------------------------------------------------------------------------
                                                           7-Day Tax Effective Yield
                                                            As of December 31, 2004
------------------------------------------------------------------------------------------------------------------------------
 AmSouth Tax-Exempt Money Market Fund, Class A Shares                 1.30%
------------------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Money Market Fund, Class A Shares                   1.28%
------------------------------------------------------------------------------------------------------------------------------
 AmSouth Tax-Exempt Money Market Fund, Class I Shares                 1.30%
------------------------------------------------------------------------------------------------------------------------------

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Tax-Exempt Money Market Fund, the expenses of AmSouth Tax-Exempt Money Market Fund for the period ended January 31, 2005 and (ii) for the Pioneer Tax Free Money Market Fund, the expenses of Pioneer Tax Free Money Market Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004.

                                                           AmSouth        Pioneer                      AmSouth
                                                         Tax-Exempt      Tax Free       Combined     Tax-Exempt     Combined
                                                        Money Market   Money Market       Fund      Money Market      Fund
Shareholder transaction fees                               Fund(1)         Fund       (Pro Forma)      Fund(1)     (Pro Forma)
(paid directly from your investment)                       Class A        Class A       Class A        Class I      Class Y(7)
                                                       -------------- -------------- ------------- -------------- ------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................      None           None           None         None          None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount you
 receive when you sell shares, whichever is less .....      None           None           None         None          None
Redemption fees ......................................      None(2)        None           None         None(2)       None

Annual fund operating expenses (deducted from
fund assets) (as a % of average net assets)
Management fee .......................................      0.40%          0.40%          0.40%        0.40%         0.40%
Distribution and service (12b-1) fee .................      None           0.15%          0.15%        None          None
Other expenses .......................................      0.57%(3)       0.62%(4)       0.11%        0.45%(5)      0.11%
Total fund operating expenses ........................      0.97%          1.17%(6)       0.66%        0.85%(6)      0.51%(6)
Expense reimbursement/reduction ......................      0.38%          0.23%          N/A          0.25%         N/A
Net fund operating expenses ..........................      0.59%          0.94%          0.66%        0.60%         0.51%

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(3) Other expenses for your AmSouth Fund are being limited to 0.12% for Class A shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(4) Other expenses for the Pioneer Fund are based on estimated amounts for the current fiscal year.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.19% for Class A shares and 0.20% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) Class Y shares of Pioneer Tax Free Money Market Fund are being offered for the first time in connection with the Reorganization.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------
                              AmSouth              Pioneer
Number of years you      Tax-Exempt Money      Tax Free Money      Combined Fund
own your shares             Market Fund          Market Fund        (Pro Forma)
--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------
 Year 1                 $   99                     $   89             $  639
--------------------------------------------------------------------------------
 Year 3                 $  309                     $  278             $  774
--------------------------------------------------------------------------------
 Year 5                 $  536                     $  482             $  922
--------------------------------------------------------------------------------
 Year 10                $1,190                     $1,073             $1,350
--------------------------------------------------------------------------------
                        Class I                              Class Y
--------------------------------------------------------------------------------
 Year 1                 $   87                       N/A              $   52
--------------------------------------------------------------------------------
 Year 3                 $  271                       N/A              $  164
--------------------------------------------------------------------------------
 Year 5                 $  471                       N/A              $  285
--------------------------------------------------------------------------------
 Year 10                $ 1049                       N/A              $  640
--------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Tax-Exempt Money Market Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the long-term historical investment performance of Pioneer Tax Free Money Market Fund is better than your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Tax Free Money Market Fund had an average annual return of 0.58% (one year) and 6.99% (five year), compared to an average annual return of the Class A shares of your AmSouth Fund of 0.56% (one year) and 1.35% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Fourth, Pioneer Tax Free Money Market Fund's management fee (0.40% of average daily net assets) is the same as the advisory fee of your AmSouth Fund (0.40% of average daily net assets). The historical expenses attributable to the Class A shares of the Pioneer Fund are higher than your Fund's Class A shares, on both a gross and net basis. On a pro forma basis, the gross expenses of the Pioneer Fund attributable to Class A and Class Y shares and the net expenses attributable to Class Y shares are estimated to be lower than your Fund's gross expenses. Your Fund's net expenses attributable to Class A expenses are estimated to be lower than the pro forma net expenses attributable to Class A shares of the Pioneer Fund. However, your AmSouth Fund's lower net expenses are a result of voluntary expense limitations that may be discontinued at any time. AAMI has advised your Trustees that AmSouth Bank and its affiliates will discontinue the expense limitations in the future. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A of the Pioneer Fund are lower than those of the Class A shares of your AmSouth Fund. Moreover, your

AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Fifth the Class A shares of Pioneer Tax Free Money Market Fund received in the Reorganization will provide AmSouth Tax-Exempt Money Market Fund shareholders with exposure to substantially the same investment product as they have currently.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible of all costs and expenses of the AmSouth Funds in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                  AmSouth          Pioneer         Pro Forma
                                                Tax-Exempt        Tax Free        Pioneer Tax
                                               Money Market     Money Market       Free Money
                                                   Fund             Fund          Market Fund
                                               May 31, 2005     May 31, 2005      May 31, 2005
                                              --------------   --------------   ---------------
  Total Net Assets (in thousands) .........        $142,574         $33,656          $176,230
    Class A shares ........................        $ 31,543         $ 1,165          $ 32,707
    Class B shares ........................             N/A             N/A               N/A
    Class I/Y shares ......................        $111,031             N/A          $111,031

  Net Asset Value Per Share
    Class A shares ........................        $   1.00         $  1.00          $   1.00
    Class B shares ........................             N/A             N/A               N/A
    Class I/Y shares ......................        $   1.00             N/A          $   1.00

  Shares Outstanding
    Class A shares ........................      31,604,005       1,164,667        32,707,656
    Class B shares ........................             N/A             N/A               N/A
    Class I/Y shares ......................     111,276,485             N/A       111,276,485

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

         AmSouth Institutional Prime Obligations Money Market Fund and
                    Pioneer Institutional Money Market Fund

                                 PROPOSAL 1(g)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of AmSouth Institutional Prime Obligations Money Market Fund's performance is attached as Exhibit C.

     Each Fund is a money market fund that may invest in high quality short-term instruments. Consequently, the policies and risks of each Fund are similar. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth Institutional Prime Obligations Money Market Fund to
                    Pioneer Institutional Money Market Fund

------------------------------------------------------------------------------------------------------------------------------
                            AmSouth Institutional Prime Obligations
                                       Money Market Fund                   Pioneer Institutional Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Business               A diversified series of AmSouth Funds, an      A newly created diversified series of Pioneer
                        open-end management investment company         Series Trust IV, an open-end management
                        organized as a Massachusetts business          investment company organized as a
                        trust.                                         Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------
 Net assets as of       $379.2 million                                 None. Pioneer Institutional Money Market
 March 31, 2005                                                        Fund is newly created and does not expect
                                                                       to commence investment operations until
                                                                       the Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------
 Investment advisers    Investment Adviser:                            Investment Adviser:
 and portfolio          AAMI                                           Pioneer
 managers
                        Portfolio Manager:                             Portfolio Manager:
                        Day-to-day management of AmSouth               Day-to-day management of the Fund's
                        Institutional Prime Obligations Money          portfolio is the responsibility of Andrew
                        Market Fund is the responsibility of a team    Feltus. Mr. Feltus is supported by the fixed
                        of AAMI's portfolio managers, and no           income team. Members of this team
                        person is primarily responsible for making     manage other Pioneer funds investing
                        recommendations to the team.                   primarily in fixed income securities. The
                                                                       portfolio manager and the team also may
                                                                       draw upon the research and investment
                                                                       management expertise of the global
                                                                       research team, which provides fundamental
                                                                       research on companies and includes
                                                                       members from Pioneer's affiliate, Pioneer
                                                                       Investment Management Limited. Mr. Feltus,
                                                                       a vice president, joined Pioneer in 1994 and
                                                                       has been an investment professional for
                                                                       more than 10 years.
------------------------------------------------------------------------------------------------------------------------------
 Investment objective   Each Fund seeks high current income with preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Institutional Prime Obligations
                                         Money Market Fund                    Pioneer Institutional Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Primary investments     The AmSouth Fund invests only in U.S.            The Pioneer Fund seeks to maintain a
                         dollar-denominated, "high-quality" short-        constant net asset value of $1.00 per share
                         term debt securities, including obligations      by investing in high-quality, U.S. dollar
                         issued or guaranteed by the U.S.                 denominated money market securities,
                         government, its agencies or                      including those issued by:
                         instrumentalities, certificates of deposit,
                         time deposits, bankers' acceptances and          o U.S. and foreign banks
                         other short-term securities issued by            o U.S. and foreign corporate issuers
                         domestic or foreign banks or their               o The U.S. government and its agencies
                         subsidiaries or branches, domestic and             and instrumentalities
                         foreign commercial paper and other short-        o Foreign governments
                         term corporate debt obligations, including       o Multinational organizations such as the
                         those with floating or variable rates of           World Bank
                         interest, obligations issued or guaranteed by
                         one or more foreign governments or their
                         agencies or instrumentalities, including
                         obligations of supranational entities, asset-
                         backed securities, and repurchase
                         agreements collateralized by the types of
                         securities listed above.
------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   When selecting securities for the AmSouth        The Pioneer Fund may invest more than
                         Fund's portfolio, AAMI first considers safety    25% of its total assets in U.S. government
                         of principal and the quality of an               securities and obligations of U.S. banks.
                         investment. AAMI then focuses on                 The Fund may invest in any money market
                         generating a high level of income. AAMI          instrument that is a permissible investment
                         generally evaluates investments based on         for a money market fund under the rules of
                         interest rate sensitivity selecting those        the Securities and Exchange Commission,
                         securities whose maturities fit the Fund's       including commercial paper, certificates of
                         interest rate sensitivity target and which the   deposit, time deposits, bankers'
                         adviser believes to be the best relative         acceptances, mortgage-backed and asset-
                         values. The Fund will maintain an average        backed securities, repurchase agreements,
                         weighted portfolio maturity of 90 days or        municipal obligations and other short-term
                         less and will limit the maturity of each         debt securities.
                         security in its portfolio to 397 days or less.
                                                                          The Fund invests in U.S. government
                         The Fund invests in securities issued by:        obligations and money market securities
                         (i) FNMA, FHLMC, SLMA and the FHLBs,             rated in one of the two highest rating
                         which are supported by the right of the          categories for short-term debt by a
                         issuer to borrow from the U.S. Treasury;         nationally recognized statistical rating
                         and (ii) FFCBs which is supported only by        organization or, if unrated, determined to be
                         the credit of the issuer. The Fund also          of equivalent credit quality by Pioneer. If
                         invests in mortgage-related securities issued    rating organizations differ in the rating
                         by nongovernmental entities which are            assigned to a security, the Fund will only
                         rated, at the time of purchase, in one of the    treat the security as having the higher rating
                         four highest rating categories by an NRSRO       if at least two rating organizations assigned
                         or, if unrated, determined by its Advisor to     that rating. If a rating organization
                         be of comparable quality. "High-quality"         downgrades the quality rating assigned to
                         debt securities are those obligations which,     one or more of the Fund's portfolio
                         at the time of purchase, (i) possess the         securities, Pioneer will promptly reassess
                         highest short-term rating from at least two      whether the downgraded security presents
                         NRSROs                                           minimal credit risk to the Fund.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Institutional Prime Obligations
                                        Money Market Fund                    Pioneer Institutional Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   (for example, commercial paper rated "A-1"      The Fund invests exclusively in securities
 (continued)             by S&P, and "P-1" by Moody's Investors          with a maximum remaining maturity of 397
                         Service, Inc. ("Moody's")) or one NRSRO         days and maintains a dollar-weighted
                         if only rated by one NRSRO or (ii) if           average portfolio maturity of 90 days or
                         unrated, are determined by AAMI to be           less. The Fund's investments may have
                         of comparable quality.                          fixed, floating or variable interest rates.

                                                                         At times, more than 25% of the Fund's
                                                                         assets may be invested in the same market
                                                                         segment, such as financials. To the extent
                                                                         the Fund emphasizes investments in a
                                                                         market segment, the Fund will be subject to
                                                                         a greater degree to the risks particular to
                                                                         the industries in that segment, and may
                                                                         experience greater market fluctuation, than a
                                                                         Fund without the same focus. For example,
                                                                         industries in the financial segment, such as
                                                                         banks, insurance companies, broker-dealers
                                                                         and REITs, may be sensitive to changes in
                                                                         interest rates and general economic activity
                                                                         and are subject to extensive government
                                                                         regulation.

                                                                         In selecting the Fund's portfolio, Pioneer
                                                                         complies with the rating, maturity and
                                                                         diversification requirements applicable to
                                                                         money market funds. Within those limits,
                                                                         Pioneer's assessment of broad economic
                                                                         factors that are expected to affect economic
                                                                         activity and interest rates influence its
                                                                         securities selection. Pioneer also employs
                                                                         due diligence and fundamental research, an
                                                                         evaluation of the issuer based on its
                                                                         financial statements and operations, to
                                                                         assess an issuer's credit quality.
------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive                                                     Pioneer Institutional Money Market Fund
 strategies                                                              may invest all or part of its assets in
                                                                         securities with remaining maturities of less
                                                                         than one year, cash equivalents or may hold
                                                                         cash.
------------------------------------------------------------------------------------------------------------------------------
 Diversification         Each Fund is subject to the diversification requirements applicable to money market funds under the Investment Company Act.
------------------------------------------------------------------------------------------------------------------------------
 Industry                AmSouth Institutional Prime Obligations         Pioneer Institutional Money Market Fund
 concentration           Money Market Fund may not purchase any          may not concentrate its investments in a
                         securities which would cause more than          particular industry. The Fund would be
                         25% of the value of the Fund's total assets     concentrating if it invested more than 25%
                         at the time of purchase to be invested in       of its assets in the securities of issuers
                         securities of one or more issuers               within the same industry.
                         conducting their principal business activities
                         in the same industry, provided that (a) there
                         is no limitation with respect to obligations
                         issued or guaranteed by
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                            AmSouth Institutional Prime Obligations
                                       Money Market Fund                     Pioneer Institutional Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Industry              the U.S. government or its agencies or
 concentration         instrumentalities, bank certificates of deposit
 (continued)           or bankers' acceptances issued by a
                       domestic bank or by a U.S. branch of a
                       foreign bank provided that such U.S. branch
                       is subject to the same regulation as U.S.
                       banks, and repurchase agreements secured
                       by bank instruments or obligations of the
                       U.S. government or its agencies or
                       instrumentalities; (b) wholly owned finance
                       companies will be considered to be in the
                       industries of their parents if their activities
                       are primarily related to financing the
                       activities of their parents; and (c) utilities
                       will be divided according to their services.
                       For example, gas, gas transmission, electric
                       and gas, electric, and telephone will each be
                       considered a separate industry.
------------------------------------------------------------------------------------------------------------------------------
 Restricted and        AmSouth Institutional Prime Obligations           Pioneer Institutional Money Market Fund will
 illiquid securities   Money Market Fund may not invest more             not invest more than 10% of its net assets
                       than 10% of its net assets in securities that     in illiquid and other securities that are not
                       are restricted as to resale, or for which no      readily marketable. Repurchase agreements
                       readily available market exists, including        maturing in more than seven days will be
                       repurchase agreements providing for               included for purposes of the foregoing limit.
                       settlement more than seven days after
                       notice.
------------------------------------------------------------------------------------------------------------------------------
 Borrowing             AmSouth Institutional Prime Obligations           Pioneer Institutional Money Market Fund may
                       Money Market Fund may not borrow money            not borrow money, except from banks for
                       or issue senior securities, except the Fund       extraordinary purposes or to meet
                       may borrow from banks or enter into               redemptions in amounts not exceeding 33-1/3%
                       reverse repurchase agreements for                 of its total assets (including the amount
                       temporary emergency purposes in amounts           borrowed).
                       up to 33-1/3% of the value of its total assets
                       at the time of such borrowing. The Fund
                       will not purchase securities while
                       borrowings (including reverse repurchase
                       agreements) in excess of 5% of its total
                       assets are outstanding. In addition, the Fund
                       is permitted to participate in a credit facility
                       whereby the Fund may directly lend to and
                       borrow money from other AmSouth funds
                       for temporary purposes, provided that the
                       loans are made in accordance with an
                       order of exemption from the SEC and any
                       conditions thereto.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Institutional Prime Obligations
                                         Money Market Fund                    Pioneer Institutional Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Lending                 AmSouth Institutional Prime Obligations          Pioneer Institutional Money Market Fund
                         Money Market Fund may not make loans,            may not make loans to any person, except
                         except that the Fund may purchase or hold        by (a) the purchase of a debt obligation in
                         debt instruments in accordance with its          which the Fund is permitted to invest and
                         investment objective and policies, lend Fund     (b) engaging in repurchase agreements.
                         securities in accordance with its investment
                         objective and policies and enter into
                         repurchase agreements. In addition, the
                         Fund is permitted to participate in a credit
                         facility whereby the Fund may directly lend
                         to and borrow money from other AmSouth
                         funds for temporary purposes, provided that
                         the loans are made in accordance with an
                         order of exemption from the SEC and any
                         conditions thereto.
------------------------------------------------------------------------------------------------------------------------------
 Other investment        As described above, the Funds have substantially similar principal investment strategies
 policies                and policies. Certain of the non-principal investment policies and restrictions are different.
 and restrictions        For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------
                                                        Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------
 Institutional Class 1   Institutional Class 1 shares are offered         Institutional Class 1 shares are offered
 shares and Rule         without sales charges or distribution or         without sales charges or distribution or
 12b-1 fees              service (12b-1) fees. The minimum initial        service (12b-1) fees. The minimum initial
                         investment for all Institutional Class 1 share   investment for all Institutional Class 1 share
                         purchases by a shareholder is $3 million. If     purchases by a shareholder is $3 million.
                         the value of Institutional Class 1 shares in
                         your account falls below $3 million, the
                         Fund may ask you to increase your balance.
                         If it is still below $3 million after 60 days,
                         the Fund may convert, at net asset value,
                         your Institutional Class 1 shares to
                         Institutional Class 2 shares.

                         Institutional Class 1 shares are offered only
                         to customers of AmSouth Bank for whom
                         AmSouth Bank acts as in a fiduciary,
                         advisory, custodial, agency, or similarly
                         capacity, and fiduciary customers of other
                         financial institutions approved by the
                         Distributor (Sweep Program Participant(s)).
------------------------------------------------------------------------------------------------------------------------------
 Institutional Class 2   Institutional Class 2 shares are offered         Institutional Class 2 shares are offered
 shares and Rule         without sales charges.                           without an initial sales charge.
 12b-1 fees
                         Institutional Class 2 shares pay distribution    Institutional Class 2 shares pay distribution
                         and service (12b-1) fees of 0.25% of             and service (12b-1) fees of 0.25% of
                         average daily net assets.                        average daily net assets.

                         The minimum initial investment for all           The minimum initial investment for all
                         Institutional Class 2 share purchases by a       Institutional Class 2 share purchases by a
                         shareholder is $500,000.                         shareholder is $500,000.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Institutional Prime Obligations
                                         Money Market Fund                     Pioneer Institutional Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Institutional Class 3   Institutional Class 3 shares are offered          Institutional Class 3 shares are offered
 shares and Rule         without sales charges.                            without sales charges.
 12b-1 fees
                         Institutional Class 3 shares pay distribution     Institutional Class 3 shares pay distribution
                         and service (12b-1) fees of 0.50% of              and service (12b-1) fees of 0.50% of
                         average daily net assets.                         average daily net assets.

                         The minimum initial investment for all            The minimum initial investment for all
                         Institutional Class 3 share purchases by a        Institutional Class 3 share purchases by a
                         shareholder is $50,000.                           shareholder is $50,000.
------------------------------------------------------------------------------------------------------------------------------
 Management and          AmSouth Institutional Prime Obligations           Pioneer Institutional Money Market Fund will
 other fees              Money Market Fund pays a management fee           pay Pioneer an annual fee equal to 0.20%
                         on a monthly basis at an annual rate of           of the Fund's average daily net assets. This
                         0.20% of the Fund's average daily net             fee is computed daily and paid monthly.
                         assets.
                                                                           Institutional Class 1, Institutional Class 2
                         ASO Services Company, Inc. ("ASO") serves         and Institutional Class 3 shares will be
                         as administrator and fund accounting agent        issued for the first time in connection with
                         for the Fund. The Fund pays ASO an                the Reorganization.
                         administrative services fee of 0.15% of the
                         Fund's average daily net assets.                  In addition, the Fund will reimburse Pioneer
                                                                           for certain fund accounting and legal
                         For the fiscal year ended July 31, 2004,          expenses incurred on behalf of the Fund
                         other expenses of the Fund were limited to        and pay a separate shareholder servicing/
                         0.04% for each Institutional Class 1,             transfer agency fee to PIMSS, an affiliate of
                         Institutional Class 2 and Institutional Class 3   Pioneer.
                         share. Any fee waiver or expense
                         reimbursement arrangement is voluntary            The Fund's annual fund operating expenses
                         and may be discontinued at any time.              for Class 1 shares, after giving effect to the
                                                                           expense limitation, are estimated to be
                         For the fiscal year ended July 31, 2004, the      0.25%, and without giving effect to the
                         Fund's annual operating expenses for              expense limitation are estimated to be
                         Institutional Class 1 shares, after giving        0.28% of average daily net assets.
                         effect to the expense limitation were 0.25%,
                         and without giving effect to the expense          The Fund's annual fund operating expenses
                         limitation, were 0.41% of average daily net       for Class 2 shares, after giving effect to the
                         assets.                                           expense limitation, are estimated to be
                                                                           0.50%, and without giving effect to the
                         For the fiscal year ended July 31, 2004, the      expense limitation are estimated to be
                         Fund's annual operating expenses for              0.53% of average daily net assets.
                         Institutional Class 2 shares, after giving
                         effect to the expense limitation were 0.50%,      The Fund's annual fund operating expenses
                         and without giving effect to the expense          for Class 3 shares, after giving effect to the
                         limitation, were 0.66% of average daily net       expense limitation, are estimated to be
                         assets.                                           0.75%, and without giving effect to the
                                                                           expense limitation are estimated to be
                         For the fiscal year ended July 31, 2004, the      0.78% of average daily net assets.
                         Fund's annual operating expenses for
                         Institutional Class 3 shares, after giving
                         effect to the expense limitation were 0.75%,
                         and without giving effect to the expense
                         limitation, were 0.91% of average daily net
                         assets.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                        AmSouth Institutional Prime Obligations
                                   Money Market Fund                   Pioneer Institutional Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Buying shares       You may buy shares of AmSouth                 You may buy shares from any investment
                     Institutional Prime Obligations Money         firm that has a sales agreement with PFD,
                     Market Fund directly through BISYS Fund       the Fund's distributor.
                     Services, the Fund's distributor, or through
                     brokers, registered investment advisers,      If the account is established in the
                     banks and other financial institutions that   shareholder's own name, shareholders may
                     have entered into selling agreements with     also purchase additional shares of the Fund
                     the Fund's distributor, as described in the   by telephone or online.
                     Fund's prospectus.

                     Certain account transactions may be done
                     by telephone.
------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You may not exchange your shares in the       You may not exchange your shares in
                     AmSouth Fund for shares of another            the Pioneer Fund for shares of another
                     AmSouth fund.                                 Pioneer Fund.
------------------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
                     ----------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the    Normally, your investment firm will send
                     Fund directly in writing or by telephone or   your request to sell shares to PIMSS. You
                     by contacting a financial intermediary as     can also sell your shares by contacting the
                     described in the Fund's prospectus.           Fund directly if your account is registered in
                                                                   your name.

                                                                   If the account is established in the
                                                                   shareholder's own name, shareholders may
                                                                   also redeem shares of the Fund by
                                                                   telephone or online.
------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a $1 share price, you could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of the Fund's investments to decline

o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

o The adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

     Pioneer Institutional Money Market Fund will not concentrate its assets in the securities of issuers in any one industry except with respect to investments in obligations of (a) the U.S. government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the Fund would be in the securities of any one issuer, or (ii) more than 25% of its assets would be in a particular industry.

Past Performance

     Set forth below is performance information for AmSouth Institutional Prime Obligations Money Market Fund. The bar charts show how AmSouth Institutional Prime Obligations Money Market Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return for AmSouth Institutional Prime Obligations Money Market Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in AmSouth Institutional Prime Obligations Money Market Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. Pioneer Institutional Money Market Fund has not commenced investment operations.

AmSouth Institutional Prime Obligations Money Market Fund -- Institutional
                                Class I Shares
                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'99           5.07%
'00           6.33
'01           3.99
'02           1.53
'03           0.95
'04           1.16

  * The returns reported above assume the reinvestment of dividends. During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 1.63% for the quarter ended September 30, 2000, and the lowest quarterly return was 0.21% for the quarter ended December 31, 2003. The returns for Institutional Class 2 shares and Institutional Class 3 shares will differ from the Institutional Class 1 shares returns shown on the bar chart above because of differences in the expenses of each class.

          AmSouth Institutional Prime Obligations Money Market Fund(1)
             Average Annual Total Returns as of December 31, 2004

--------------------------------------------------------------------------------
                                                             Since Inception
                                     1 Year      5 Years        (9/15/98)
--------------------------------------------------------------------------------
 Institutional Class 1 Shares          1.16%       2.76%           2.23%
--------------------------------------------------------------------------------
 Institutional Class 2 Shares(2)       0.91%       2.51%           2.98%
--------------------------------------------------------------------------------
 Institutional Class 3 Shares(2)       0.67%       2.25%           2.72%
--------------------------------------------------------------------------------

(1)  The returns reported above assume the reinvestment of dividends.

(2) Performance for the Institutional Class 2 and Institutional Class 3 shares, which were first offered on 2/19/99 and 2/22/99, respectively, is based on the historical performance of the Institutional Class 1 shares prior to that date.

--------------------------------------------------------------------------------
                                            7-Day Yield
                                      As of December 31, 2004
--------------------------------------------------------------------------------
 AmSouth Institutional Prime Obligations Money Market Fund
--------------------------------------------------------------------------------
    Institutional Class 1 Shares                2.04%
--------------------------------------------------------------------------------
    Institutional Class 2 Shares                1.78%
--------------------------------------------------------------------------------
    Institutional Class 3 Shares                1.54%
--------------------------------------------------------------------------------

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for the AmSouth Institutional Prime Obligations Money Market Fund, the expenses of AmSouth Institutional Prime Obligations Money Market Fund for the period ended January 31, 2005, and (ii) for the Pioneer Institutional Money Market Fund, the estimated pro forma annual expenses for the period ended May 31, 2005.


                                                      AmSouth
                                                   Institutional     Pro Forma
                                                       Prime          Pioneer
                                                    Obligations    Institutional
                                                    Money Market    Money Market
                                                      Fund(1)           Fund
Shareholder transaction fees                       Institutional   Institutional
(paid directly from your investment)                  Class 1         Class 1
                                                  --------------- ---------------
Maximum sales charge (load) when you buy
 shares as a percentage of offering price .......      None           None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount
 you receive when you sell shares, whichever
 is less ........................................      None           None
Redemption fees .................................      None(2)        None

Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee ..................................      0.20%          0.20%
Distribution and service (12b-1) fee ............      None           None
Other expenses ..................................      0.20%(3)       0.08%
Total fund operating expenses ...................      0.40%          0.28%
Expense reimbursement/reduction .................      0.15%          0.03%
Net fund operating expenses5 ....................      0.25%          0.25%


                                                      AmSouth                         AmSouth
                                                   Institutional     Pro Forma     Institutional     Pro Forma
                                                       Prime          Pioneer          Prime          Pioneer
                                                    Obligations    Institutional    Obligations    Institutional
                                                    Money Market    Money Market    Money Market   Money Market
                                                      Fund(1)           Fund          Fund(1)          Fund
Shareholder transaction fees                       Institutional   Institutional   Institutional   Institutional
(paid directly from your investment)                  Class 2         Class 2         Class 3         Class 3
                                                  --------------- --------------- --------------- --------------
Maximum sales charge (load) when you buy
 shares as a percentage of offering price .......        None          None          None          None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount
 you receive when you sell shares, whichever
 is less ........................................        None          None          None          None
Redemption fees .................................        None(2)       None          None(2)       None

Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee ..................................        0.20%         0.20%         0.20%         0.20%
Distribution and service (12b-1) fee ............        0.25%         0.25%         0.50%         0.50%
Other expenses ..................................        0.20%(3)      0.08%         0.21%(3)      0.08%
Total fund operating expenses ...................        0.65%         0.53%(4)      0.91%         0.78%(4)
Expense reimbursement/reduction .................        0.16%         0.03%         0.16%         0.03%
Net fund operating expenses5 ....................        0.49%         0.50%         0.75%         0.75%

----------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(3) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.05% for each Institutional Class 1 and Institutional Class 3 share and 0.04% for each Institutional Class 2 share. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(4) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(5) Pioneer has contractually agreed to limit the ordinary operating expenses of Class 1 shares to 0.25% of average daily net assets attributable to Class 1 expenses, of Class 3 shares to 0.50% of average daily net assets attributable to Class 2 shares and of Class 3 shares to 0.75% of average daily net assets attributable to Class 3 shares, in each case until December 1, 2008.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's operating expenses remain the same, and (e) you sell your shares at the end of the time period shown. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------
                               AmSouth               Pro Forma
                         Institutional Prime          Pioneer
Number of years you       Obligations Money        Institutional
own your shares              Market Fund         Money Market Fund
--------------------------------------------------------------------------------
 Institutional Class 1 Shares
--------------------------------------------------------------------------------
 Year 1                         $   41                 $ 26
--------------------------------------------------------------------------------
 Year 3                         $  128                 $ 84
--------------------------------------------------------------------------------
 Year 5                         $  224                 $151
--------------------------------------------------------------------------------
 Year 10                        $  505                 $350
--------------------------------------------------------------------------------
 Institutional Class 2 Shares
--------------------------------------------------------------------------------
 Year 1                         $   66                 $ 51
--------------------------------------------------------------------------------
 Year 3                         $  208                 $164
--------------------------------------------------------------------------------
 Year 5                         $  362                 $290
--------------------------------------------------------------------------------
 Year 10                        $  810                 $585
--------------------------------------------------------------------------------
 Institutional Class 3 Shares
--------------------------------------------------------------------------------
 Year 1                         $   93                 $ 77
--------------------------------------------------------------------------------
 Year 3                         $  290                 $246
--------------------------------------------------------------------------------
 Year 5                         $  504                 $430
--------------------------------------------------------------------------------
 Year 10                        $1,120                 $964
--------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Institutional Prime Obligations Money Market Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer Institutional Money Market Fund's management fee (0.20% of average daily net assets) will be the same as the advisory fee of your Fund (0.20% of average daily net assets). The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by both Funds will be the same. The gross expenses of each class of the Pioneer Fund are estimated to be lower than the gross expenses of the corresponding class of the AmSouth Fund. Net of expense limitations, the expenses of the Class 1 and Class 3 shares of the Pioneer Fund are estimated to be the same as net expenses of the corresponding class of the AmSouth Fund. The estimated net expenses of the Class 2 shares of the Pioneer Fund are estimated to be one basis point higher than the net expenses of the Class 2 shares of the AmSouth Fund. The lower net expenses are a result of voluntary expense limitations that may be discontinued at any time. AAMI has informed the Trustees that AmSouth Bank and its affiliates will discontinue the expense limitations in the future. The lower net expenses of your AmSouth Fund are the result of voluntary expense limitations that may be discontinued at any time.

     Fourth, the Institutional Class 1, Institutional Class 2 and Institutional Class 3 shares of Pioneer Fund received in the Reorganization will provide AmSouth Institutional Prime Obligations Money Market Fund shareholders with exposure to substantially the same investment product as they have currently.

     Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible of all costs and expenses of AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of AmSouth Institutional Prime Obligations Money Market Fund as of May 31, 2005.

                                             AmSouth Institutional                                 Pro Forma
                                               Prime Obligations     Pioneer Institutional   Pioneer Institutional
                                               Money Market Fund       Money Market Fund       Money Market Fund
                                                  May 31, 2005            May 31, 2005           May 31, 2005
                                            ----------------------- ----------------------- ----------------------
  Total Net Assets (in thousands) .........          $374,130                 N/A                    $374,130
    Institutional Class 1 shares ..........          $185,856                 N/A                    $185,856
    Institutional Class 2 shares ..........          $139,943                 N/A                    $139,943
    Institutional Class 3 shares ..........          $ 48,331                 N/A                    $ 48,331

  Net Asset Value Per Share
    Institutional Class 1 shares ..........          $   1.00                 N/A                    $   1.00
    Institutional Class 2 shares ..........          $   1.00                 N/A                    $   1.00
    Institutional Class 3 shares ..........          $   1.00                 N/A                    $   1.00

  Shares Outstanding
    Institutional Class 1 shares ..........       185,860,023                 N/A                 185,860,023
    Institutional Class 2 shares ..........       139,943,961                 N/A                 139,943,961
    Institutional Class 3 shares ..........        48,331,683                 N/A                  48,331,683

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

              TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

  o Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on September 23, 2005, unless your AmSouth Fund and the corresponding Pioneer Fund agree in writing to a later date. Your AmSouth Fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume, in the case of reorganizations into Pioneer Funds that have previously commenced investment operations, your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value on the Closing Date and, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

  o Each Pioneer Fund (other than Pioneer Institutional Money Market Fund) will issue to the corresponding AmSouth Fund Class A, B and Y shares with an aggregate net asset value equal to the net assets attributable to the corresponding AmSouth Fund's Class A, B and I shares. These shares will immediately be distributed to your AmSouth Fund's shareholders in proportion to the relative net asset value of their holdings of your AmSouth Fund's shares on the Closing Date. As a result, each AmSouth Fund's shareholders will end up as Class A, B, or Y class shareholders of the corresponding Pioneer Fund.

  o In the case of Pioneer Institutional Money Market Fund, Class 1, 2 and 3 shares will be distributed in exchange for Institutional Class 1, 2 and 3 shares of AmSouth Institutional Prime Obligations Money Market Fund. These shares will immediately be distributed to AmSouth Institutional Prime Obligations Money Market Fund's shareholders in proportion to the relative net asset value of their holdings of AmSouth Institutional Prime Obligations Money Market Fund's shares on the Closing Date. As a result, AmSouth Institutional Prime Obligations Money Market Fund's shareholders will end up as Class 1, 2 or 3 shareholders of Pioneer Institutional Money Market Fund.

  o After the distribution of shares, your AmSouth Fund will be liquidated and dissolved.

  o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.

Agreement and Plan of Reorganization

     The shareholders of each AmSouth Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as EXHIBIT A-1 or A-2 (each, a "Plan"). The description of the Plan contained herein includes the material provisions of the Plan but this description is qualified in its entirety by the attached copies, as appropriate.

     Conditions to Closing Each Reorganization. The obligation of each Fund to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your AmSouth Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan). The consummation of each Reorganization is not contingent on consummation of any other Reorganization.

     The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your AmSouth Fund, in accordance with the provisions of AmSouth Funds' declaration of trust and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the United States federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

     Termination of the Plan. The board of either the AmSouth Funds or the corresponding Pioneer Fund may terminate the Plan (even if the shareholders of your AmSouth Fund have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                       TAX STATUS OF EACH REORGANIZATION

     Each Reorganization will not result in any income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

  o No gain or loss will be recognized by your AmSouth Fund upon (1) the transfer of all of its assets to the corresponding Pioneer Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your AmSouth Fund of Pioneer Fund shares to your AmSouth Fund's shareholders;

  o No gain or loss will be recognized by the corresponding Pioneer Fund upon the receipt of your AmSouth Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your AmSouth Fund and the assumption of your AmSouth Fund's liabilities by the Pioneer Fund;

  o The basis of the assets of your AmSouth Fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your AmSouth Fund immediately before the transfer;

  o The tax holding period of the assets of your AmSouth Fund in the hands of the corresponding Pioneer Fund will include your AmSouth Fund's tax holding period for those assets;

  o You will not recognize gain or loss upon the exchange of your shares of your AmSouth Fund solely for the Pioneer Fund shares as part of the Reorganization;

  o The basis of the Pioneer Fund shares received by you in the Reorganization will be the same as the basis of your shares of your AmSouth Fund surrendered in the exchange; and

  o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your AmSouth Fund surrendered in the exchange, provided that you held the shares of your AmSouth Fund as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your AmSouth Fund and the Pioneer Fund (see the annexes to the Plan).

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     The foregoing consequences may not apply to certain classes of taxpayers who are subject to special tax circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.

                        VOTING RIGHTS AND REQUIRED VOTE

     Each share of your AmSouth Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each AmSouth Fund, the presence in person or by proxy of a majority of the outstanding shares of an AmSouth Fund entitled to cast votes at the Meeting will constitute a quorum with respect to that AmSouth Fund. A favorable vote of a "majority of the outstanding voting securities" of the applicable AmSouth Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable AmSouth Fund represented at the meeting, if at least 50% of all outstanding shares of the AmSouth Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the AmSouth Fund entitled to vote at the meeting.

--------------------------------------------------------------------------------
        Shares                                   Quorum
--------------------------------------------------------------------------------
 In General                       All shares "present" in person or by proxy are
                                  counted towards a quorum.
--------------------------------------------------------------------------------
 Broker Non-Vote (where the       Considered "present" at Meeting for purposes
 underlying holder has not        of quorum.
 voted and the broker does not
 have discretionary authority to
 vote the shares)
--------------------------------------------------------------------------------
 Proxy with No Voting             Considered "present" at Meeting for purposes
 Instruction (other than Broker   of quorum.
 Non-Vote)
--------------------------------------------------------------------------------
 Vote to Abstain                  Considered "present" at Meeting for purposes
                                  of quorum.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Shares                                    Voting
--------------------------------------------------------------------------------
 In General                       Shares "present" in person will be voted in
                                  person at the Meeting. Shares present by
                                  proxy will be voted in accordance with
                                  instructions.
--------------------------------------------------------------------------------
 Broker Non-Vote (where the       Broker non-votes do not count as a vote "for"
 underlying holder has not        and effectively result in a vote "against"
 voted and the broker does not    Proposals 1(a)-(g).
 have discretionary authority to
 vote the shares)
--------------------------------------------------------------------------------
 Proxy with No Voting             Voted "for" the Proposals.
 Instruction (other than Broker
 Non-Vote)
--------------------------------------------------------------------------------
 Vote to Abstain                  Abstentions do not constitute a vote "for" and
                                  effectively result in a vote "against" Proposals
                                  1(a)-(g).
--------------------------------------------------------------------------------

    COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST

     Each of the AmSouth Funds is a series of a Massachusetts business trust. The Pioneer Funds are series of Delaware statutory trusts. The following is a summary of the principal differences between Delaware statutory trusts and Massachusetts business trusts.

Limitation of Shareholders' and Series' Liability

     Delaware law provides that the shareholders of a Delaware statutory trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability

     Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware statutory trust's declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the statutory trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law and under the Pioneer Funds' declarations of trust are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

Shareholder Voting

     Delaware law provides that a Delaware statutory trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

Board Composition

     Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the Investment Company Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware statutory trust to be governed by individuals who are more familiar with such series' particular operations.

                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutions and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of each of Pioneer Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.

Buying, Exchanging and Selling Shares of the Pioneer Funds

     Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). Pioneer Tax Free Money Market Fund and Pioneer Institutional Money Market Fund each calculates a net asset value for each class of shares twice daily every day the New York Stock Exchange is open at 12:00 noon Eastern time and when regular trading closes (normally 4:00 p.m. Eastern time). In connection with its approval of the Reorganizations, the Board of the AmSouth Funds adopted the valuation procedures of the Pioneer Funds. This change did not have a material effect on the valuation methodology employed by the AmSouth Funds.

     Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund will use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

     For Pioneer Tax Free Money Market Fund and Pioneer Institutional Money Market Fund, each Fund generally values its portfolio securities using the amortized cost method. This valuation method assumes a steady rate of amortization of any premium or discount from the date of purchase until maturity of each security.

     You buy or sell shares at the share price. When you buy Class A, Class B or Class Y shares, you do not pay an initial sales charge. However, if you sell Class B shares within five years of purchase, you will pay a contingent deferred sales charge. The Class B shares of the Pioneer Funds you receive in the transaction will retain the holding periods and be subject to the same contingent deferred sales charge as your Class B shares of the AmSouth Funds. Class B shares convert to Class A shares eight years after the original date of purchase. Class B shares issued to the former ISG Fund shareholders will convert to Class A shares seven years after the date of purchase.

     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction, the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.


     To establish online transaction privileges, complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction, the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each Fund's investment objective and policy as described in each fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, such as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

Good order means that:

     o You have provided adequate instructions

     o There are no outstanding claims against your account

     o There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o Your request includes a signature guarantee if you:

       o Are selling over $100,000 or exchanging over $500,000 worth of shares

       o Changed your account registration or address within the last 30 days

       o Instruct the transfer agent to mail the check to an address different from the one on your account

       o Want the check paid to someone other than the account owner(s)

       o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, Exchanging and Selling Pioneer Fund Shares

------------------------------------------------------------------------------------------------------------------------------------
                                  Buying Shares                                              Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
          Through      Normally, your investment firm will send your            Normally, your investment firm will send your
  your investment      purchase request to the Pioneer Funds'                   exchange request to the Pioneer Fund's
             firm      transfer agent. Consult your investment                  transfer agent. Consult your investment
                       professional for more information. Your                  professional for more information about
                       investment firm may receive a commission from            exchanging your shares.
                       the distributor for your purchase of fund
                       shares. The distributor or its affiliates may
                       pay additional compensation, out of their own
                       assets, to certain investment firms or their
                       affiliates based on objective criteria
                       established by the distributor.

By phone or online     You can use the telephone or online privilege            After you establish your Pioneer Fund
                       if you have an existing non-retirement                   account, you can exchange Fund shares by
                       account or certain IRAs. You can purchase                phone or online if:
                       additional fund shares by phone if:                      o You are exchanging into an existing
                       o You established your bank account of                     account or using the exchange to
                         record at least 30 days ago                              establish a new account, provided the
                       o Your bank information has not changed                    new account has a registration identical
                         for at least 30 days                                     to the original account
                       o You are not purchasing more than $25,000               o The fund into which you are exchanging
                         worth of shares per account per day                      offers the same class of shares
                       o You can provide the proper account                     o You are not exchanging more than
                         identification information                               $500,000 worth of shares per account per
                                                                                  day
                       When you request a telephone or online                   o You can provide the proper account
                       purchase, the transfer agent will                          identification information
                       electronically debit the amount of the
                       purchase from your bank account of record.
                       The transfer agent will purchase Pioneer Fund
                       shares for the amount of the debit at the
                       offering price determined after the transfer
                       agent receives your telephone or online
                       purchase instruction and good funds. It
                       usually takes three business days for the
                       transfer agent to receive notification from
                       your bank that good funds are available in
                       the amount of your investment.

 In writing, by mail   You can purchase Pioneer Fund shares for an              You can exchange fund shares by mailing or
           or by fax   existing fund account by mailing a check to              faxing a letter of instruction to the
                       the transfer agent. Make your check payable              transfer agent. You can exchange Pioneer Fund
                       to the Pioneer Fund. Neither initial nor                 shares directly through the Pioneer Fund only
                       subsequent investments should be made by                 if your account is registered in your name.
                       third party check. Your check must be in U.S.            However, you may not fax an exchange request
                       dollars and drawn on a U.S. bank. Include in             for more than $500,000. Include in your
                       your purchase request the fund's name, the               letter:
                       account number and the name or names in the              o The name, social security number and
                       account registration.                                      signature of all registered owners
                                                                                o A signature guarantee for each
                                                                                  registered owner if the amount of the
                                                                                  exchange is more than $500,000
                                                                                o The name of the fund out of which you
                                                                                  are exchanging and the name of the fund
                                                                                  into which you are exchanging
                                                                                o The class of shares you are exchanging
                                                                                o The dollar amount or number of shares
                                                                                  you are exchanging

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                            Selling Shares                                               How to Contact Pioneer
------------------------------------------------------------------------------------------------------------------------------------

                Normally, your investment firm will send your        By phone
                request to sell shares to the Pioneer Fund's         For information or to request a telephone transaction between
                transfer agent. Consult your investment              8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a
                professional for more information. Each              shareholder services representative call 1-800-225-6292
                Pioneer Fund has authorized PFD to act as its
                agent in the repurchase of Pioneer Fund              To request a transaction using FactFone(SM) call 1-800-225-4321 shares from qualified investment firms. Each
                Pioneer Fund reserves the right to terminate         Telecommunications Device for the Deaf (TDD) 1-800-225-1997
                this procedure at any time.

                You may sell up to $100,000 per account per          By mail
                day by phone or online. You may sell Pioneer         Send your written instructions to:
                Fund shares held in a retirement plan account        Pioneer Investment Management Shareholder Services, Inc.
                by phone only if your account is an eligible         P.O. Box 55014
                IRA (tax penalties may apply). You may               Boston, Massachusetts 02205-5014
                not sell your shares by phone or online if
                you have changed your address (for checks) or        By fax
                your bank information (for wires and                 Fax your exchange and sale requests to:
                transfers) in the last 30 days.                      1-800-225-4240

                                                                     Exchange Privilege
                                                                     You may make up to four exchange redemptions of $25,000 or
                You may receive your sale proceeds:                  more per account per calendar year.
                o By check, provided the check is made
                  payable exactly as your account is
                  registered
                o By bank wire or by electronic funds
                  transfer, provided the sale proceeds are
                  being sent to your bank address of
                  record

                You can sell some or all of your Pioneer Fund shares by writing directly to the Pioneer
                Fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. You may not sell more than $100,000 per account per day by fax.

Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o Requesting certain types of exchanges or sales of Pioneer Fund shares

     o Redeeming shares for which you hold a share certificate

     o Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. All Pioneer Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

     Exchange Limitation. You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a Pioneer Fund. Each Fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the Fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Excessive Trading. Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     In addition to monitoring trades, the policies and procedures provide that:

  o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year.

  o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."

     The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Pioneer Fund.

     Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

     Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service. Any share certificates of the AmSouth Funds outstanding at the Closing Date of the Reorganizations will be deemed to be cancelled and will no longer represent shares of the Funds.

     Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable, as determined by the SEC, for the Fund to sell or value its portfolio securities or with the permission of the SEC.

     Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

     Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.

Dividends and Capital Gains

     Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income at least annually. Each day Pioneer Tax Free Money Market Fund and Pioneer Institutional Money Market Fund each declares substantially all of its net investment income as a dividend to shareholders. Dividends are accrued daily and paid on the last business day of the month. The Funds do not anticipate making any distributions of net long-term capital gains.

     Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the Fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

     For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Short-term capital gain distributions for each Pioneer Fund are taxable as ordinary income.

     Dividends from net investment income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions, including holding period requirements, are met by the Fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at the maximum 15% U.S. federal tax rate. Dividends and distributions generally are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares.

     When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year, each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareholders.

     Pioneer Funds' Rule 12b-1 Plans. As described above, each Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares, Class B shares, Class 2 shares and Class 3 shares (each a "Plan"). Because the Rule 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

     Compensation and Services. Each Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. Pursuant to each Class A Plan the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The expenses of the Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

     The Class B Plan provides that the Fund shall pay to PFD, as the Fund's distributor for its Class B shares a distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD also pays commissions to broker-dealers and the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and other distribution-related expenses. The plan authorizes PFD to pay a service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares.

     The Class 2 and Class 3 Plans (which pertain only to Pioneer Institutional Money Market Fund) provide that the fund will pay PFD, as the distributor of the shares, a distribution and service fee accrued daily and paid quarterly, equal on an annual basis to 0.25% of the fund's average daily net assets attributable to Class 2 shares and 0.50% of the fund's average daily net assets attributable to Class 3 shares. These plans authorize PFD to pay securities dealers or other service organizations who agree to provide certain services to investors holding Class 1 and Class 2 shares a service fee of up to 0.25% of the fund's average daily net assets attributable to shares held by such investors. The plans also may compensate PFD for its distribution services with respect to these shares of the fund.

     The Class B, Class 2 and Class 3 Plans are compensation plans, which provide for a fixed level of fees. Payments under these plans are not tied exclusively to actual distribution and service expenses, and may exceed (or may be less than) the expenses actually incurred.

     Trustee Approval and Oversight. Each Plan was last approved by the Board of Trustees of each Pioneer Fund, including a majority of the independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Plans on December 2, 2004 (July 12, 2005 with respect to the Class 1 and Class 2 Plans for Pioneer Institutional Money Market Fund). Pursuant to the Plans, at least quarterly, PFD will provide each Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

     Term, Termination and Amendment. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

                             FINANCIAL HIGHLIGHTS

     The following tables show the financial performance of each Pioneer Fund for the past five fiscal years and, if applicable, for any recent semiannual period (or the period during which each Pioneer Fund has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Fund share. "Total return" shows how much an investment in a Pioneer Fund would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Fund, each fiscal year ended on or after the fiscal year ended June 30, 2002 has been audited by Ernst & Young LLP, each Pioneer Fund's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended June 30, 2002, the financial statements of each Pioneer Fund were audited by Arthur Andersen LLP, the Pioneer Funds' previous independent accountants. Arthur Andersen ceased operations in 2002. The information for any semiannual period has not been audited.

                               PIONEER BOND FUND

                             FINANCIAL HIGHLIGHTS

                                                                 Six Months
                                                                   Ended
                                                                  12/31/04     Year Ended
CLASS A                                                         (unaudited)      6/30/04
-------                                                         -----------    ----------
Net asset value, beginning of period ........................   $   9.18        $   9.41
                                                                --------        --------
Increase (decrease) from investment operations:
 Net investment income ......................................   $   0.23        $   0.41
 Net realized and unrealized gain (loss) on investments .....       0.22           (0.14)
                                                                --------        --------
 Net increase from investment operations ....................   $   0.45        $   0.27
Distributions to shareowners:
 Net investment income ......................................      (0.25)          (0.50)
 Net increase (decrease) in net asset value .................   $   0.20        $  (0.23)
                                                                --------        --------
 Net asset value, end of period .............................   $   9.38        $   9.18
                                                                --------        --------
Total return* ...............................................       4.92%           2.98%
                                                                ========        ========
Ratio of net expenses to average net assets+ ................       1.10%**         1.14%
 Ratio of net investment income to average net assets+ ......       4.76%**         4.42%
 Portfolio turnover rate ....................................         61%**           63%
 Net assets, end of period (in thousands) ...................   $164,621        $160,421
Ratios with no waiver of management fees by PIM and no
 reductions for fees paid indirectly:
 Net expenses ...............................................       1.17%**         1.14%
 Net investment income ......................................       4.70%**         4.42%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses ...............................................       1.10%           1.14%
 Net investment income ......................................       4.76%           4.42%

                                                              Year Ended    Year Ended   Year Ended   Year Ended
CLASS A                                                         6/30/03    6/30/02 (a)     6/30/01     6/30/00
-------                                                       ----------   -----------   ----------   ----------
Net asset value, beginning of period ........................  $   8.89     $   8.78      $  8.47     $   8.94
                                                               --------     --------      -------     --------
Increase (decrease) from investment operations:
 Net investment income ......................................  $   0.45     $   0.52      $  0.57     $   0.58
 Net realized and unrealized gain (loss) on investments .....      0.53         0.13         0.31        (0.47)
                                                               --------     --------      -------     --------
 Net increase from investment operations ....................  $   0.98     $    0.65     $  0.88     $   0.11
Distributions to shareowners:
 Net investment income ......................................     (0.46)       (0.54)       (0.57)       (0.58)
 Net increase (decrease) in net asset value .................  $   0.52     $  0.11       $  0.31     $  (0.47)
                                                               --------     --------      -------     --------
 Net asset value, end of period .............................  $   9.41     $   8.89      $  8.78     $   8.47
                                                               --------     --------      -------     --------
Total return* ...............................................     11.38%        7.58%       10.70%        1.30%
                                                               ========     ========      =======     ========
Ratio of net expenses to average net assets+ ................      1.20%        1.16%        1.21%        1.18%
 Ratio of net investment income to average net assets+ ......      5.02%        5.79%        6.53%        6.68%
 Portfolio turnover rate ....................................        48%          59%          43%          60%
 Net assets, end of period (in thousands) ...................  $183,338     $143,713      $98,004     $102,349
Ratios with no waiver of management fees by PIM and no
 reductions for fees paid indirectly:
 Net expenses ...............................................      1.20%        1.16%        1.18%        1.15%
 Net investment income ......................................      5.02%        5.79%        6.56%        6.71%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses ...............................................      1.20%        1.16%        1.18%        1.15%
 Net investment income ......................................      5.02%        5.79%        6.56%        6.71%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratio with no reduction for fees paid indirectly.
(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.

                               PIONEER BOND FUND

                             FINANCIAL HIGHLIGHTS

                                                                Six Months
                                                                  Ended
                                                                 12/31/04    Year Ended
CLASS B                                                        (unaudited)     6/30/04
-------                                                        ------------  ----------
Net asset value, beginning of period ........................    $  9.14      $  9.37
                                                                 -------      -------
Increase (decrease) from investment operations:
 Net investment gain ........................................    $   0.18     $  0.33
 Net realized and unrealized gain (loss) on investments .....      0.22         (0.14)
                                                                 -------      -------
 Net increase from investment operations ....................    $  0.41      $  0.19
Distributions to shareowners:
 Net investment income ......................................      (0.21)       (0.42)
 Net increase (decrease) in net asset value .................    $  0.20      $ (0.23)
                                                                 -------      -------
 Net asset value, end of period .............................    $  9.34      $  9.14
                                                                 -------      -------
Total return* ...............................................       4.50%        2.04%
                                                                 =======      =======
Ratio of net expenses to average net assets+ ................       2.00%**      1.98%
 Ratio of net investment income to average net assets+ ......       3.87%**      3.55%
 Portfolio turnover rate ....................................         61%**        63%
 Net assets, end of period (in thousands) ...................    $54,351      $57,774
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses ...............................................       2.02%**      1.98%
 Net investment income ......................................       3.85%**      3.55%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses ...............................................       2.00%        1.98%
 Net investment income ......................................       3.87%        3.55%

                                                             Year Ended    Year Ended   Year Ended   Year Ended
CLASS B                                                        6/30/03    6/30/02 (a)     6/30/01     6/30/00
-------                                                      ----------   -----------   ----------   ----------
Net asset value, beginning of period ........................  $  8.87       $  8.77      $  8.44      $  8.91
                                                               -------       -------      -------      -------
Increase (decrease) from investment operations:
 Net investment gain ........................................  $  0.37       $  0.44      $  0.50      $  0.50
 Net realized and unrealized gain (loss) on investments .....     0.53          0.14         0.30        (0.46)
                                                               -------       -------      -------      -------
 Net increase from investment operations ....................  $  0.90       $  0.58      $  0.80      $  0.04
Distributions to shareowners:
 Net investment income ......................................    (0.40)        (0.48)       (0.47)       (0.51)
 Net increase (decrease) in net asset value .................  $  0.50       $  0.10      $  0.33      $ (0.47)
                                                               -------       -------      -------      -------
 Net asset value, end of period .............................  $  9.37       $  8.87      $  8.77      $  8.44
                                                               -------       -------      -------      -------
Total return* ...............................................    10.44%         6.78%        9.71%        0.48%
                                                               =======       =======      =======      =======
Ratio of net expenses to average net assets+ ................     2.02%         1.95%        2.05%        2.05%
 Ratio of net investment income to average net assets+ ......     4.22%         5.02%        5.72%        5.81%
 Portfolio turnover rate ....................................       48%           59%          43%          60%
 Net assets, end of period (in thousands) ...................  $77,367       $59,729      $38,231      $37,269
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses ...............................................     2.02%         1.95%        2.04%        2.03%
 Net investment income ......................................     4.22%         5.02%        5.73%        5.83%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses ...............................................     2.02%         1.95%        2.04%        2.03%
 Net investment income ......................................     4.22%         5.02%        5.73%        5.83%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratio with no reduction for fees paid indirectly.
(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.

                               PIONEER BOND FUND

                             FINANCIAL HIGHLIGHTS

                                                                      Six Months
                                                                        Ended            Year       Year       9/20/01(a)
                                                                       12/31/04         Ended       Ended          to
CLASS Y                                                              (unaudited)       6/30/04     6/30/03     6/30/02(b)
-------                                                              ------------      -------     -------     ----------
Net asset value, beginning of period ..............................    $  9.12         $  9.35      $ 8.87       $ 8.85
                                                                       -------         -------      -----        -----
Increase (decrease) from investment operations:
 Net investment income ............................................    $  0.25         $  0.46      $ 0.51       $ 0.43
 Net realized and unrealized gain (loss) on investments ...........       0.22           (0.14)       0.51         0.04
                                                                       -------         -------      ------       -----
 Net increase from investment operations ..........................    $  0.47         $  0.32      $ 1.02       $ 0.47
Distributions to shareowners:
 Net investment income ............................................      (0.27)          (0.55)      (0.54)       (0.45)
 Net increase (decrease) in net asset value .......................    $  0.20         $ (0.23)     $ 0.48       $ 0.02
                                                                       -------         -------      ------       ------
Net asset value, end of period ....................................    $  9.32         $  9.12      $ 9.35       $ 8.87
                                                                       -------         -------      ------       ------
Total return* .....................................................       5.22%           3.48%      11.86%        5.48%
                                                                       =======         =======      ======       ======
Ratio of net expenses to average net assets+ ......................       0.60%**         0.58%       0.67%        0.64%**
 Ratio of net investment income to average net assets+ ............       5.21%**         5.05%       5.54%        6.28%**
 Portfolio turnover rate ..........................................         61%**           63%         48%          59%
 Net assets, end of period (in thousands) .........................    $10,848         $13,617      $7,719       $4,051
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses .....................................................       0.60%**         0.58%       0.67%        0.64%**
 Net investment income ............................................       5.21%**         5.05%       5.54%        6.28%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses .....................................................       0.60%           0.58%       0.67%        0.64%
 Net investment income ............................................       5.21%           5.05%       5.54%        6.28%

----------
(a)  Class Y shares were first publicly offered on September 20, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized
+    Ratio with no reduction for fees paid indirectly.
(b) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.23%.

                         PIONEER TAX FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS

                                                                Year Ended   Year Ended
CLASS A                                                          12/31/04     12/31/03
-------                                                         ----------   ----------
Net asset value, beginning of period ..........................  $  11.70     $  11.61
                                                                 --------     --------
Increase (decrease) from investment operations:
 Net investment income ........................................  $   0.56     $   0.56
 Net realized and unrealized gain (loss) on investments .......     (0.02)        0.09
                                                                 --------     --------
 Net increase from investment operations ......................  $   0.54     $   0.65
Distributions to shareowners:
 Net investment income ........................................     (0.57)       (0.56)
 In excess of net investment income ...........................        --           --
 Net realized gain ............................................        --           --
                                                                 --------     --------
 Net increase (decrease) in net asset value ...................  $  (0.03)    $   0.09
                                                                 --------     --------
 Net asset value, end of period ...............................  $  11.67     $  11.70
                                                                 --------     --------
Total return* .................................................      4.75%        5.80%
                                                                 ========     ========
Ratio of net expenses to average net assets+ ..................      0.91%        0.93%
 Ratio of net investment income to average net assets+ ........      4.88%        4.88%
 Portfolio turnover rate ......................................        39%          80%
 Net assets, end of period (in thousands) .....................  $307,463     $326,173
Ratios with reductions for fees paid indirectly:
 Net expenses .................................................      0.91%        0.93%
 Net investment income ........................................      4.88%        4.88%

                                                                Year Ended   Year Ended    Year Ended
CLASS A                                                          12/31/02     12/31/01      12/31/00
-------                                                         ----------   ----------    ----------
Net asset value, beginning of period ..........................  $  11.47     $  11.70      $   10.98
                                                                 --------     --------      ---------
Increase (decrease) from investment operations:
 Net investment income ........................................  $   0.56     $   0.53      $    0.52
 Net realized and unrealized gain (loss) on investments .......      0.23        (0.05)          0.72
                                                                 --------     --------      ---------
 Net increase from investment operations ......................  $   0.79     $   0.48      $    1.24
Distributions to shareowners:
 Net investment income ........................................     (0.57)       (0.53)         (0.52)
 In excess of net investment income ...........................        --           --          (0.00)(a)
 Net realized gain ............................................     (0.08)       (0.18)            --
                                                                 --------     --------      ---------
 Net increase (decrease) in net asset value ...................  $   0.14     $  (0.23)     $    0.72
                                                                 --------     --------      ---------
 Net asset value, end of period ...............................  $  11.61     $  11.47      $   11.70
                                                                 --------     --------      ---------
Total return* .................................................      7.07%        4.13%         11.63%
                                                                 ========     ========      =========
Ratio of net expenses to average net assets+ ..................      0.93%        0.92%          0.95%
 Ratio of net investment income to average net assets+ ........      4.83%        4.49%          4.62%
 Portfolio turnover rate ......................................       161%          92%            14%
 Net assets, end of period (in thousands) .....................  $343,872     $333,867      $ 341,179
Ratios with reductions for fees paid indirectly:
 Net expenses .................................................      0.92%        0.91%          0.91%
 Net investment income ........................................      4.84%        4.50%          4.66%

----------
(a)  Amount rounds to less than one cent per share
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

                         PIONEER TAX FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS

                                                                Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                          12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
-------                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period ..........................  $ 11.59       $ 11.51      $ 11.39     $ 11.62      $ 10.90
                                                                 -------       -------      -------     -------      -------
Increase (decrease) from investment operations:
 Net investment income ........................................  $  0.48       $  0.46      $  0.46     $  0.44      $  0.43
 Net realized and unrealized gain (loss) on investments .......    (0.02)         0.09         0.22       (0.05)        0.72
                                                                 -------       -------      -------     -------      -------
 Net increase from investment operations ......................  $  0.46       $  0.55      $  0.68     $  0.39      $  1.15
Distributions to shareowners:
 Net investment income ........................................    (0.48)        (0.47)       (0.48)      (0.44)       (0.43)
 Net realized gain ............................................       --            --        (0.08)      (0.18)          --
                                                                 -------       -------      -------     -------      -------
 Net increase (decrease) in net asset value ...................  $ (0.02)      $  0.08      $  0.12     $ (0.23)     $  0.72
                                                                 -------       -------      -------     -------      -------
 Net asset value, end of period ...............................  $ 11.57       $ 11.59      $ 11.51     $ 11.39       $11.62
                                                                 -------       -------      -------     -------      -------
Total return* .................................................     4.07%         4.98%        6.17%       3.38%       10.78%
                                                                 =======       =======      =======     =======      =======
Ratio of net expenses to average net assets+ ..................     1.67%         1.70%        1.69%       1.67%        1.71%
 Ratio of net investment income to average net assets+ ........     4.12%         4.10%        4.05%       3.73%        3.87%
 Portfolio turnover rate ......................................       39%           80%         161%         92%          14%
 Net assets, end of period (in thousands) .....................  $17,285       $20,363      $18,960     $13,735      $11,145
Ratios with reduction for fees paid indirectly:
 Net expenses .................................................     1.67%         1.70%        1.69%       1.66%        1.70%
 Net investment income ........................................     4.12%         4.10%        4.05%       3.74%        3.88%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

                         PIONEER TAX FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS

                                                                    Year        Year      2/28/02(a)
                                                                    Ended       Ended         to
CLASS Y                                                           12/31/04    12/31/03     12/31/02
-------                                                           --------    --------    -----------
Net asset value, beginning of period ...........................   $11.64      $11.56       $11.65
                                                                   ------      ------       ------
Increase from investment operations:
 Net investment income .........................................   $ 0.57      $ 0.62       $ 0.19
 Net realized and unrealized gain on investments ...............     0.01        0.07         0.02
                                                                   ------      ------       ------
 Net increase from investment operations .......................   $ 0.58      $ 0.69       $ 0.21
Distributions to shareowners:
 Net investment income .........................................    (0.61)      (0.61)       (0.22)
 Net realized gain .............................................       --          --        (0.08)
                                                                   ------      ------       ------
 Net increase (decrease) in net asset value ....................   $(0.03)     $ 0.08       $(0.09)
                                                                   ------      ------       ------
 Net asset value, end of period ................................   $11.61      $11.64       $11.56
                                                                   ------      ------       ------
Total return* ..................................................     5.14%       6.21%        1.40%
                                                                   ======      ======       ======
Ratio of net expenses to average net assets+ ...................     0.55%       0.57%        0.87%**
 Ratio of net investment income to average net assets+ .........     5.26%       5.21%        4.95%**
 Portfolio turnover rate .......................................       39%         80%         161%
 Net assets, end of period (in thousands) ......................   $  393      $1,387       $  392
Ratios with reduction for fees paid indirectly:
 Net expenses ..................................................     0.55%       0.57%        0.87%**
 Net investment income .........................................     5.26%       5.21%        4.95%**

----------
(a) Class Y shares were first publicly offered on February 28, 2002. The per share amounts and ratios shown are based on the period from August 29, 2002 to December 31, 2002, during which the class had operations.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
**   Annualized
+    Ratios with no reduction for fees paid indirectly

                        PIONEER SHORT TERM INCOME FUND

                             FINANCIAL HIGHLIGHTS

                                                                               Six Months
                                                                                  Ended
                                                                                 2/28/05           7/8/04 to
CLASS A                                                                        (unaudited)        8/31/04 (a)
-------                                                                        -----------        -----------
Net asset value, beginning of period ......................................      $ 10.02            $10.00
                                                                                 -------            ------
Increase from investment operations:
 Net investment income ....................................................      $  0.10            $ 0.03
 Net realized and unrealized gain (loss) on investments ...................        (0.09)             0.03
                                                                                 -------            ------
 Net increase from investment operations ..................................      $  0.01            $ 0.06
Distributions to shareowners:
 Net investment income ....................................................        (0.15)            (0.04)
                                                                                 -------            ------
 Net increase (decrease) in net asset value ...............................      $ (0.14)           $ 0.02
                                                                                 -------            ------
 Net asset value, end of period ...........................................      $  9.88            $10.02
                                                                                 -------            ------
Total return* .............................................................         0.12%(b)          0.59%(b)
                                                                                 =======            ======
Ratio of net expenses to average net assets ...............................         0.90%**           0.90%**
 Ratio of net investment income to average net assets .....................         1.74%**           1.64%**
 Portfolio turnover rate ..................................................          148%**             24%(b)
 Net assets, end of period (in thousands) .................................      $10,546            $1,478
Ratios with no waiver of management fees and assumption of expenses by PIM:
 Net expenses .............................................................         1.63%**           9.40%**
 Net investment income (loss) .............................................         1.01%**          (6.86)%**

----------
(a)  Class A shares were first publicly offered on July 8, 2004
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
(b)  Not annualized

                        PIONEER SHORT TERM INCOME FUND

                             FINANCIAL HIGHLIGHTS

                                                                               Six Months
                                                                                  Ended
                                                                                 2/28/05           7/8/04 to
CLASS B                                                                        (unaudited)        8/31/04 (a)
-------                                                                        -----------        -----------
Net asset value, beginning of period ......................................      $10.01             $10.00
                                                                                 ------             ------
Increase from investment operations:
 Net investment income ....................................................      $ 0.07             $ 0.01
 Net realized and unrealized gain (loss) on investments ...................       (0.09)              0.03
                                                                                 ------             ------
 Net increase from investment operations ..................................      $(0.02)            $ 0.04
Distributions to shareowners:
 Net investment income ....................................................       (0.11)             (0.03)
                                                                                 ------             ------
 Net increase (decrease) in net asset value ...............................      $(0.13)            $ 0.01
                                                                                 ------             ------
 Net asset value, end of period ...........................................      $ 9.88             $10.01
                                                                                 ------             ------
Total return* .............................................................       (0.20)%(b)          0.40%(b)
                                                                                 ======             ======
Ratio of net expenses to average net assets ...............................        1.79%**            1.89%**
 Ratio of net investment income to average net assets .....................        1.10%**            0.65%**
 Portfolio turnover rate ..................................................         148%**              24%(b)
 Net assets, end of period (in thousands) .................................      $1,211             $  718
Ratios with no waiver of management fees and assumption of expenses by PIM:
 Net expenses .............................................................        3.02%**           10.65%**
 Net investment income (loss) .............................................       (0.13)%**          (8.11)%**

----------
(a)  Class B shares were first publicly offered on July 8, 2004
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
(b)  Not annualized

                        PIONEER SHORT TERM INCOME FUND

                             FINANCIAL HIGHLIGHTS

                                                                               Six Months
                                                                                  Ended
                                                                                 2/28/05          7/8/04 to
CLASS Y                                                                        (unaudited)       8/31/04 (a)
-------                                                                        -----------       -----------
Net asset value, beginning of period ......................................      $10.01            $10.00
                                                                                 ------            ------
Increase from investment operations:
 Net investment income ....................................................      $ 0.16            $ 0.04
 Net realized and unrealized gain (loss) on investments ...................       (0.11)             0.02
                                                                                 ------            ------
 Net increase from investment operations ..................................      $ 0.05            $ 0.06
Distributions to shareowners:
 Net investment income ....................................................       (0.17)            (0.05)
                                                                                 ------            ------
 Net increase (decrease) in net asset value ...............................      $(0.12)           $ 0.01
                                                                                 ------            ------
 Net asset value, end of period ...........................................      $ 9.89            $10.01
                                                                                 ------            ------
 Total return* ............................................................        0.50%(b)          0.57%(b)
                                                                                 ======            ======
Ratio of net expenses to average net assets ...............................        0.58%**           0.61%**
 Ratio of net investment income to average net assets .....................        4.18%**           1.94%**
 Portfolio turnover rate ..................................................         148%**             24%(b)
 Net assets, end of period (in thousands) .................................      $7,378            $  530
Ratios with no waiver of management fees and assumption of expenses by PIM:
 Net expenses .............................................................        1.24%**          10.54%**
 Net investment income (loss) .............................................        3.52%**          (7.99)%**

----------
(a)  Class Y shares were first publicly offered on July 8, 2004
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized
(b)  Not annualized

                      PIONEER TAX FREE MONEY MARKET FUND

                             FINANCIAL HIGHLIGHTS

                                                                   12/11/04 (a)
                                                                        to
CLASS A                                                              12/31/04
-------                                                            ------------
Net asset value, beginning of period ..........................      $ 1.0000
                                                                     --------
Increase from investment operations:
 Net investment income ........................................      $ 0.0004
                                                                     --------
Distributions to shareowners:
 Net investment income ........................................      $(0.0004)
                                                                     --------
 Net asset value, end of period ...............................      $ 1.0000
                                                                     --------
 Total return* ................................................          0.04%(b)
                                                                     ========
Ratio of net expenses to average net assets ...................          0.94%**
 Ratio of net investment income to average net assets .........          1.38%**
 Net assets, end of period (in thousands) .....................      $    317
Ratios with no waiver of management fees by PIM:
 Net expenses .................................................          1.17%**
 Net investment income ........................................          1.15%**

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
(a)  Initial issue date of Class A Shares.
(b)  Not annualized.

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of your AmSouth Fund or its affiliates, including personnel of your AmSouth Fund's transfer agent, Pioneer Funds' investment adviser, Pioneer, Pioneer Funds' transfer agent, PIMSS, or by broker-dealer firms. ComputerShare Fund Services has been retained to provide proxy solicitation services to the Funds at a cost of approximately $70,000. Pioneer and AmSouth Bancorporation will bear the cost of such solicitation.

Revoking Proxies

     An AmSouth Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o by filing a written notice of revocation with your AmSouth Fund's transfer agent, BISYS Fund Services, at P.O. Box 182733, Columbus, Ohio 43218-2733, or

     o by returning a duly executed proxy with a later date before the time of the Meeting, or

     o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your AmSouth Fund (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares

     Only shareholders of record on July 29, 2005 (the "record date") are entitled to notice of and to vote at the Meeting. As of the record date, the following shares of each AmSouth Fund were outstanding.

                                                 Shares Outstanding
AmSouth Fund                                    (as of July 29, 2005)
------------                                    ---------------------
  AmSouth High Quality Bond Fund
    Class A ................................         4,549,355.292
    Class B ................................           573,511.628
    Class I ................................        50,529,240.520
  AmSouth Florida Tax-Exempt Fund
    Class A ................................           388,644.450
    Class B ................................           229,813.530
    Class I ................................         4,164,235.270
  AmSouth High Quality Municipal Bond Fund
    Class A ................................         1,562,456.900
    Class B ................................           370,210.950
    Class I ................................        29,224,265.065
  AmSouth Tennessee Tax-Exempt Fund
    Class A ................................           503,676.310
    Class B ................................           193,322.790
    Class I ................................         2,765,903.530
  AmSouth Limited Term Bond Fund
    Class A ................................         1,761,422.711
    Class B ................................         1,393,885.090
    Class I ................................        13,185,664.860
  AmSouth Tax-Exempt Money Market Fund
    Class A ................................        34,161,560.340
    Class I ................................       107,210,021.760
  AmSouth Institutional Prime Obligations Money Market Fund
    Class 1 ................................       230,644,964.090
    Class 2 ................................       153,416,517.880
    Class 3 ................................        45,866,075.150

Other Business

     Your AmSouth Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than Proposals 1(a)-(g). If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose to adjourn the Meeting with respect to one or more of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the Board of Trustees of your AmSouth Fund will set a new record date), your AmSouth Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, your AmSouth Fund may also arrange to have votes recorded by telephone by officers and employees of your AmSouth Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your AmSouth Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

     o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

     o Touchtone telephone voting information is noted on the enclosed proxy card(s).

Internet Voting

     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through the tabulator. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

     o    Read the proxy statement and have your proxy card at hand.

     o    Go to the Web site listed on your proxy card.

     o    Enter control number found on your proxy card.

     o Follow the simple instructions on the Web site. Please call AmSouth Funds at (800) 451-8382 if you have any problems.

     o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

     o    Internet voting information is noted on the enclosed proxy card(s).

Shareholders' Proposals

     Your AmSouth Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your AmSouth Fund, to Michael C. Daniel, President, AmSouth Funds, c/o AmSouth Bank, 1900 Fifth Avenue North, Birmingham, AL 35203 within a reasonable time before any meeting. If the Reorganization is completed, your AmSouth Fund will not hold another shareholder meeting.

Appraisal Rights

     If the Reorganization of your AmSouth Fund is approved at the Meeting, shareholders of your AmSouth Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your AmSouth Funds, however, have the right to redeem their Fund shares until the closing date of the Reorganizations.

                   OWNERSHIP OF SHARES OF THE AMSOUTH FUNDS

     To the knowledge of your AmSouth Fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the AmSouth Funds.

--------------------------------------------------------------------------------
                                                            Percent of the Class
              Fund/Class                  No. of Shares     Held by Shareholder
--------------------------------------------------------------------------------
 AMSOUTH FLORIDA TAX-EXEMPT FUND -- CLASS A
--------------------------------------------------------------------------------
 PERSHING LLC                                189171.452             47.37%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 PERSHING LLC                                 23706.469              5.94%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 AMSOUTH FLORIDA TAX-EXEMPT FUND -- CLASS B
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST            23882.318             10.20%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 NATIONAL FINANCIAL SERVICES LLC              23607.177             10.08%
 777 COMMERCE BLVD
 CARLSTADT NJ 07072
--------------------------------------------------------------------------------
 PERSHING LLC                                 21373.706              9.13%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 PERSHING LLC                                 12642.701              5.40%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 AMSOUTH FLORIDA TAX-EXEMPT FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          4109578.869             95.09%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH HIGH QUALITY BOND FUND -- CLASS A
--------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR AM         408992.228              8.57%
 BANK FBO AMSOUTH THRIFT PLAN
 PO BOX 105779
 ATLANTA GA 30348
--------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR AM         352495.555              7.39%
 BANK FBO BRASFIELD GORRIE EMPLOYE
 PO BOX 105779
 ATLANTA GA 30348
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Percent of the Class
             Fund/Class                 No. of Shares     Held by Shareholder
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST         247519.307             5.19%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH HIGH QUALITY BOND FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST       26799824.811            53.13%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST       10603041.188            21.02%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST        7283299.375            14.44%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND -- CLASS A
--------------------------------------------------------------------------------
 PERSHING LLC                              104433.621             6.82%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 PERSHING LLC                               87715.686             5.73%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 PERSHING LLC                               86290.640             5.64%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND -- CLASS B
--------------------------------------------------------------------------------
 PERSHING LLC                               30788.736             8.37%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 PERSHING LLC                               23100.812             6.28%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 PERSHING LLC                               21701.795             5.90%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            Percent of the Class
             Fund/Class                  No. of Shares      Held by Shareholder
--------------------------------------------------------------------------------
 AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST         22801740.026             75.08%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          5278700.919             17.38%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND -- CLASS 1
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY                      158300602.970             85.16%
 P O BOX 11426 CSTDY UNIT
 ATTN PROPRIETARY FUNDS-RCS 5
 BIRMINGHAM AL 352021426
--------------------------------------------------------------------------------
 AMSOUTH STABLE PRINCIPAL                  27494605.160             14.79%
 3435 STELZER RD
 COLUMBUS OH 43219
--------------------------------------------------------------------------------
 AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND -- CLASS 2
--------------------------------------------------------------------------------
 AMSOUTH BANK                              70956579.050             50.70%
 PO BOX 11301
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH BANK                              67986840.140             48.58%
 PO BOX 11301
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND -- CLASS 3
--------------------------------------------------------------------------------
 AMSOUTH BANK                              25788178.200             53.36%
 PO BOX 11301
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH BANK                              22543387.510             46.64%
 PO BOX 11301
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 AMSOUTH LIMITED TERM BOND FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          6184887.811             45.58%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          2906788.007             21.42%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          1769958.318             13.04%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                  Percent of the Class
                Fund/Class                     No. of Shares      Held by Shareholder
---------------------------------------------------------------------------------------
 AMSOUTH GROWTH & INCOME PORTFOLIO                1298415.623             9.57%
 3435 STELZER RD
 ATTN FUND ACCOUNTING
 COLUMBUS OH 43219
---------------------------------------------------------------------------------------
 ASO MODERATE GROWTH & INCOME PORTFOLIO            762989.072             5.62%
 3435 STELZER RD
 ATTN FUND ACCOUNTING
 COLUMBUS OH 43219
---------------------------------------------------------------------------------------
 AMSOUTH LIMITED TERM BOND FUND -- CLASS A
---------------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST                 374104.316            17.12%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
---------------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR AM               124584.336             5.70%
 BANK FBO SWEETWATER HOSPITAL
 PO BOX 105779
 ATLANTA GA 30348
---------------------------------------------------------------------------------------
 AMSOUTH BANCORPORATION DEFERRED                   116021.696             5.31%
 COMPENSATION STATE STREET BANK & TRST CO
 200 NEWPORT AVE
 N QUINCY MA 02171
---------------------------------------------------------------------------------------
 AMSOUTH TAX-EXEMPT MONEY MARKET FUND -- CLASS A
---------------------------------------------------------------------------------------
 PERSHING LLC FOR EXCLUSIVE BENEFIT OF           23244618.300            73.44%
 1 PERSHING PLAZA
 ATTN CASH MANAGEMENT
 JERSEY CITY NJ 073990002
---------------------------------------------------------------------------------------
 PERSHING LLC                                     4030386.870            12.73%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
---------------------------------------------------------------------------------------
 NATIONAL FINANCIAL SERVICES CORP                 3261858.500            10.30%
 EXCLUSIVE BENEFIT OF OUR CUSTOMERS
 200 LIBERTY ST
 ONE WORLD FINAN CENTER ATTN C ROBINSON
 NEW YORK NY 10281
---------------------------------------------------------------------------------------
 AMSOUTH TAX-EXEMPT MONEY MARKET FUND -- CLASS I
---------------------------------------------------------------------------------------
 KENNEBURT & COMPANY                            107917283.360            96.98%
 P O BOX 11426 CSTDY UNIT
 ATTN PROPRIETARY FUNDS-RCS 5
 BIRMINGHAM AL 352021426
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Percent of the Class
             Fund/Class                 No. of Shares     Held by Shareholder
--------------------------------------------------------------------------------
 AMSOUTH TENNESSEE TAX-EXEMPT FUND -- CLASS A
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST         179781.205             35.21%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST          95362.274             18.68%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 PERSHING LLC                               57233.178             11.21%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 AMSOUTH TENNESSEE TAX-EXEMPT FUND -- CLASS B
--------------------------------------------------------------------------------
 PERSHING LLC                               23266.866             11.30%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 PERSHING LLC                               17255.803              8.38%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 PERSHING LLC                               10945.262              5.32%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 PERSHING LLC                               10488.014              5.09%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
--------------------------------------------------------------------------------
 AMSOUTH TENNESSEE TAX-EXEMPT FUND -- CLASS I
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST        1772994.531             62.92%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST         995331.856             35.32%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
--------------------------------------------------------------------------------

     As of May 31, 2005, the Trustees and officers of your AmSouth Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your AmSouth Fund.

     Any shares beneficially owned by AmSouth Bank or other companies controlled by AmSouth Bancorporation (the "AmSouth Companies") and shares over which AmSouth Companies have discretionary voting power will be voted in the manner determined by a special fiduciary independent of the AmSouth Companies.

                   OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     To the knowledge of your Pioneer Fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Funds.

----------------------------------------------------------------------------------------
                                                                           Percentage of
                                                                           Class Held by
 Fund/Class                  Shareholder Name and Address                   Shareholder
----------------------------------------------------------------------------------------
 Pioneer Bond Fund
----------------------------------------------------------------------------------------
 Class B       MLPF&S                                                           9.87%
               For the Sole Benefit of its Customers
               Mutual Fund Administration
               4800 Deer Lake Drive East 2nd Floor
               Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------
 Class C       MLPF&S                                                          13.13%
               For the Sole Benefit of its Customers
               Mutual Fund Administration
               4800 Deer Lake Drive East 2nd Floor
               Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------
               Citigroup Global Markets Inc.                                   24.02%
               Attn Peter Booth
               333 West 24th St. 7th Fl.
               New York, NY 10001-2402
----------------------------------------------------------------------------------------
 Class R       MCB Trust Services Cust. FBO                                    10.28%
               ABI Companies Inc / CLW Real Estate
               700 17th St. Ste 300
               Denver, CO 80202-3531
----------------------------------------------------------------------------------------
              MLPF&S                                                           76.36%
               For the Sole Benefit of its Customers
               Mutual Fund Administration
               4800 Deer Lake Drive East 2nd Floor
               Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------
               MCB Trust Services Cust FBO                                      8.37%
               United Construction Trades & Industrial Emp Int'l Union
               401 (K)
               700 17th St. Ste 300
               Denver, CO 80202-3531
----------------------------------------------------------------------------------------
 Class Y       John F. Cogan Jr.                                                6.06%
               C/O Hale and Dorr
               60 State Street
               Boston, MA 02109-1800
----------------------------------------------------------------------------------------
               FISERV Securities, Inc.                                         12.59%
               Attn: Mutual Funds
               One Commerce Square
               2005 Market Street Suite 1200
               Philadelphia, PA 19103-7084
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             Percentage of
                                                                             Class Held by
       Fund/Class                   Shareholder Name and Address              Shareholder
------------------------------------------------------------------------------------------
                           FISERV Securities, Inc.                               25.16%
                           Attn: Mutual Funds
                           One Commerce Square
                           2005 Market Street Suite 1200
                           Philadelphia, PA 19103-7084
------------------------------------------------------------------------------------------
                           FISERV Securities, Inc.                               33.24%
                           Attn: Mutual Funds
                           One Commerce Square
                           2005 Market Street Suite 1200
                           Philadelphia, PA 19103-7084
------------------------------------------------------------------------------------------
                           MLPF&S For the Sole Benefit of its Customers          14.09%
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------
 Investor Class Shares     PIM IRA Cust For                                       9.48%
                           Theodore R Lundberg
                           2526 174th Ave NE
                           Redmond, WA 98052-6222
------------------------------------------------------------------------------------------
                           PIM IRA Cust for                                       5.04%
                           Marilyn M Davis
                           1974 W Macarthur St
                           RCH Palos VRD, CA 90275-1110
------------------------------------------------------------------------------------------
 Pioneer Short Term Income Fund
------------------------------------------------------------------------------------------
 Class A                   A G Edwards & Sons Inc FBO                            43.44%
                           City of Lincoln
                           One North Jefferson
                           St. Louis, MO 63103-2205
------------------------------------------------------------------------------------------
                           A G Edwards & Sons Inc FBO                            18.77%
                           City of Lincoln
                           One North Jefferson
                           St. Louis, MO 63103-2205
------------------------------------------------------------------------------------------
                           Grand Lodge FOP                                       12.15%
                           C/O Thomas Penzoa Natl Treasurer
                           215 Sterling Ave
                           New Castle, DE 19720-4729
------------------------------------------------------------------------------------------
 Class B                   Pioneer Funds Distributor Inc                          7.56%
                           Attn Carrie Cuscia
                           60 State St
                           Boston, MA 02109-1800
------------------------------------------------------------------------------------------
                           MLPF&S                                                69.87%
                           For the Sole Benefit of its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                             Percentage of
                                                                             Class Held by
       Fund/Class                   Shareholder Name and Address              Shareholder
------------------------------------------------------------------------------------------
 Class C                   Pershing LLC                                           6.02%
                           PO Box 2052
                           Jersey City NJ 07303-2052
------------------------------------------------------------------------------------------
                           MLPF&S                                                34.48%
                           For the Sole Benefit of its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville FL 32246-6484
------------------------------------------------------------------------------------------
 Class Y                   Attn: Mutual Funds                                    35.31%
                           FISERV Securities, Inc.
                           One Commerce Square
                           2005 Market Street Suite 1200
                           Philadelphia, PA 19103-7084
------------------------------------------------------------------------------------------
                           Attn: Mutual Funds                                    57.07%
                           FISERV Securities, Inc.
                           One Commerce Square
                           2005 Market Street Suite 1200
                           Philadelphia, PA 19103-7084
------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------
 Class B                   Citigroup Global Markets Inc.                         11.04%
                           Attn Peter Booth
                           333 West 24th St. 7th Fl.
                           New York, NY 10001-2402
------------------------------------------------------------------------------------------
                           MLPF&S                                                17.44%
                           For the Sole Benefit of its Customers
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------
 Class C                   MLPF&S For the Sole Benefit of its Customers          20.37%
                           Mutual Fund Administration
                           4800 Deer Lake Drive East 2nd Floor
                           Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------
                           Citigroup Global Markets Inc.                         14.28%
                           Attn Peter Booth
                           333 West 24th St. 7th Fl.
                           New York, NY 10001-2402
------------------------------------------------------------------------------------------
 Class Y                   John F Cogan Jr                                         100%
                           C/O Hale and Dorr
                           60 State Street
                           Boston, MA 02109-1800
------------------------------------------------------------------------------------------
 Investor Class Shares     Charles Schwab & Co Inc.                              12.13%
                           Exclusive Benefit of its Cust.
                           Attn: Mutual Fund Dept.
                           101 Montgomery St.
                           San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             Percentage of
                                                             Class Held by
       Fund/Class           Shareholder Name and Address      Shareholder
--------------------------------------------------------------------------------
                           William A Helsell                     16.64%
                           10653 Culpepper CT NW
                           Seattle, WA 98177-5319
--------------------------------------------------------------------------------
                           Howard C Lincoln and                   9.50%
                           Grace V Lincoln Com Prop
                           6 Holly Hill Dr
                           Mercer Island, WA 98040-5326
--------------------------------------------------------------------------------
 Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
 Class A                   Anne H Hagedorn &                     10.54%
                           Fritz G Hagedorn JTWROS
                           5224 69th Dr NE
                           Marysville, WA 98270-8840
--------------------------------------------------------------------------------
                           Robert L Odegard &                     5.05%
                           Elizabeth A Odegard JT WROS
                           PO Box 165
--------------------------------------------------------------------------------
                           Medina, WA 98039-0165
                           Alton Jennings                         5.41%
                           10 E Roanoke St Apt 13
                           Seattle, WA 98102-3259
--------------------------------------------------------------------------------
                           Prema Bharath                          7.62%
                           318 15th Ave SE
                           Devils Lake, ND 58301-7000
--------------------------------------------------------------------------------
                           Victor C Moses And                    25.69%
                           Mary K Moses JTWROS
                           5210 NE 43rd St
                           Seattle, WA 98105-4915
--------------------------------------------------------------------------------
                           Debra A Tessier &                      7.45%
                           Richard K Timbrell JT TEN
                           92 Addison Dr
                           Short Hills, NJ 07078-1833
--------------------------------------------------------------------------------
 Investor Class Shares     Doris J Moehring                       5.42%
                           3718 W Commodore Way
                           Seattle, WA 98199-1104
--------------------------------------------------------------------------------

     As of May 31, 2005, the Trustees and officers of each Pioneer Fund owned less than 1% of the outstanding shares of each Pioneer Fund.

                                    EXPERTS

AmSouth Funds

     The financial statements and financial highlights of each AmSouth Fund incorporated by reference in the respective AmSouth Funds' Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

Pioneer Funds

     The financial statements and financial highlights of each Pioneer Fund incorporated by reference in the respective Pioneer Fund's Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

     The AmSouth Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

Exhibit A-1 -- Form of Agreement and Plan of Reorganization (C/D
                               Reorganizations)

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the ___day of [____] 2005, by and between Pioneer [____] Fund, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its sole series Pioneer [____] Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and AmSouth Funds, a Massachusetts business trust (the "AmSouth Trust"), on behalf of its series [____] Fund (the "Acquired Fund"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)[(C)/(D)] of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund that are both set forth on the Statement of Assets and Liabilities (as defined below) and also included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the AmSouth Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

  1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate NAV equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the AmSouth Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The AmSouth Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

  2. VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Trust's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by ASO Services Company, Inc. (the "Acquired Fund Administrator") in the manner set forth in the Acquiring Trust's Declaration of Trust or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

     3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [ ], 2005, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.


     3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the AmSouth Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

  4. REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust, the AmSouth Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquired Fund is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the AmSouth Trust's

    Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the AmSouth Trust is a party or by which the Acquired Fund or any of its assets are bound;

     (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

     (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

     (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2005, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

     (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

     (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

        (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

        (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

        (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

         (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

         (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

         (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

         (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

         (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

         (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

         (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

         (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

         (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

         (N) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

         (O) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

     (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

     (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

     (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Fund of the transactions contemplated by this Agreement;

     (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

     (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

     (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (s) The tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

    4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;


     (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and does not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (d) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (f) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

     (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

     (h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended [__________] have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

     (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, [or its semi-annual report for the period ended_________, 2005], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

     (j) (A) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
    Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

        (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

        (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

        (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;


        (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;


        (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

        (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

        (H) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

         (I) The Acquiring Trust has delivered to AmSouth Trust or made available to AmSouth Trust complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
     Section 6662 of the Code;

         (J) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

         (K) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

         (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

         (M) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund's Tax books and records;

         (N) The Acquiring Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on
     Schedule 4.2;

     (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

     (m) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

     (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

     (p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (r) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5. COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The AmSouth Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section [368(a)(1)(C)/(D)] of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The AmSouth Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

     7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The AmSouth Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Kirkpatrick & Lockhart Nicholson Graham LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8. FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the AmSouth Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.7 The Acquiring Fund shall have made a distribution of at least 80% of its accumulated undistributed realized net capital gains as of seven business days before the Closing Date ("Determination Date") to its shareholders on or about three business days before the Closing Date; provided that the Acquiring Fund shall not be required to make such distribution if (i) such gains do not exceed 3% of the net assets of the Acquiring Fund on such date, both as determined in accordance with GAAP consistently applied and certified by the Acquiring Fund's Treasurer or Assistant Treasurer, or (ii) the Acquiring Fund shall have been notified by the staff of the Commission in response to a request in accordance with Rule 19b-1(e) under the Investment Company Act that the staff objects to the proposed distribution. If the Acquiring Fund distributes income monthly, the dividend distribution that the Acquiring Fund would make in September 2005 shall have been made to shareholders of record prior to closing.

     9. BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that certain non-parties will pay (with each of AmSouth Bancorporation or AAMI and the Acquiring Fund Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, the AAMI shall bear the expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement.

     10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11. TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

          (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the AmSouth Trust or the Acquired Fund, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o AmSouth Asset Management Inc., 1900 Fifth Avenue North, 10th Floor, Birmingham, Alabama 35203, Attention: Andrew Chambless, with copies to Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, DC, 20036-1221, Attention: Clifford J. Alexander, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: David C. Phelan.

     14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                  AMSOUTH FUNDS
                                         on behalf of AMSOUTH [____] FUND

By: -----------------------------------  By: -----------------------------------
Name:                                    Name:
Title: [Assistant] Secretary             Title: [Vice] President




Attest:                                   PIONEER [____] FUND
                                          on behalf of PIONEER [____] FUND



By: -----------------------------------  By: -----------------------------------
Name: Christopher J. Kelley              Name: Osbert M. Hood
Title: Assistant Secretary               Title: Executive Vice President

Exhibit A-2 -- Form of Agreement and Plan of Reorganization (F Reorganizations)


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the ___ day of [____], 2005, by and between Pioneer [____] Fund, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series Pioneer [____] Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and AmSouth Funds, a Massachusetts business trust (the "AmSouth Trust"), on behalf of its series AmSouth [____] Fund (the "Acquired Fund"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the closing date of the Reorganization (the "Closing Date") as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the AmSouth Trust has determined that the Reorganization is in the best interests of the Acquired Fund shareholders and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the AmSouth Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The AmSouth Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

     2. VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each class of Acquiring Fund Shares shall be equal to the NAV of the corresponding class of the Acquired Fund Shares as of the Valuation Time. The NAV of the Acquired Fund and of each Class A, B and I share thereof shall be computed by ASO Services Company, Inc. (the "Acquired Fund Administrator") in the manner set forth in the Acquiring Trust's Declaration of Trust or By-Laws, and the Acquiring Trust's then-current prospectus and statement of additional information. Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquired Fund shall cause the Acquired Fund Administrator to deliver a copy of its valuation report to the Acquiring Fund at Closing. All computations of value shall be made by the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquired Fund.

     3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [____], 2005, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the AmSouth Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust, the AmSouth Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquired Fund is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the AmSouth Trust's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the AmSouth Trust is a party or by which the Acquired Fund or any of its assets are bound;

         (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

         (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

         (f) The statement of assets and liabilities of the Acquired Fund and the related statements of operations and changes in net assets as of and for the fiscal year ended July 31, 2005, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

         (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

         (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

             (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. [The Agreement for the AmSouth International Equity Fund will include an exception for Form 1099-DIV distributed in January 2005.] The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

             (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

             (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns; [The Agreement for the AmSouth International Equity Fund will include an exception for Form 1099-DIV distributed in January 2005.]

             (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

             (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

             (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

             (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

             (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

             (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

             (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

             (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

             (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

             (N) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

             (O) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

         (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to

     Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

         (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

         (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Fund of the transactions contemplated by this Agreement;

         (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

         (p) The prospectus and statement of additional information of the Acquired Fund, and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

         (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

         (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (t) The tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

         (g) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;


         (h) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

         (i) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares, nor will the Acquiring Fund have any issued or outstanding shares on or before the Closing Date other than those issued to the Acquiring Fund Adviser or one of its affiliates, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing;

         (j) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;


         (k) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

         (l) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

         (m) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (n) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5. COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The AmSouth Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by such Fund with respect to any such Tax Returns.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The AmSouth Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

     7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The AmSouth Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Kirkpatrick & Lockhart Nicholson Graham LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8. FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the AmSouth Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code

     9. BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that certain non-parties will pay (with each of AmSouth Bancorporation or AAMI and the Acquiring Fund Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement, and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, AAMI shall bear the expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement.

     10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11. TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

         (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

         (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

         (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

         (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

         (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the AmSouth Trust or the Acquired Fund, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o AmSouth Asset Management Inc., 1900 Fifth Avenue North, 10th Floor, Birmingham, Alabama 35203, Attention: Andrew Chambless, with copies to Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, DC 20036-1221, Attention: Clifford J. Alexander, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: David C. Phelan.

     14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                  AMSOUTH FUNDS
                                         on behalf of AMSOUTH [____] FUND

By: -----------------------------------  By: -----------------------------------
Name:                                    Name:
Title: [Assistant] Secretary             Title: [Vice] President




Attest:                                  PIONEER [____] FUND
                                         on behalf of PIONEER [____] FUND


By: -----------------------------------  By: -----------------------------------
Name: Christopher J. Kelley              Name: Osbert M. Hood
Title: Assistant Secretary               Title: Executive Vice President

           Exhibit B -- Additional Information Pertaining to Pioneer
           ---------------------------------------------------------

PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934 as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS

     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.

---------------------------------------------------------------------------------------------------------
                                     Net assets of Fund                  Management fee rate
               Fund                (as of March 31, 2005)   (as a percentage of average daily net assets)
---------------------------------------------------------------------------------------------------------
 Pioneer Variable Contracts Trust
---------------------------------------------------------------------------------------------------------
 Pioneer America Income VCT              $46,258,507        0.55%
 Portfolio
---------------------------------------------------------------------------------------------------------
 Pioneer Balanced VCT Portfolio          $45,294,667        0.65%
---------------------------------------------------------------------------------------------------------
 Pioneer Bond VCT Portfolio              $39,535,528        0.50%
---------------------------------------------------------------------------------------------------------

          Exhibit C -- Portfolio Manager's Discussion of Performance

PIONEER BOND FUND
Performance Update 12/31/04 Class A Shares

Share Prices and Distributions

                                                12/31/04            6/30/04
Net Asset Value per Share                        $9.38               $9.18

Distributions per Share       Net              Short-Term          Long-Term
(7/1/04 - 12/31/04)           Investment       Capital Gains       Capital Gains
                              Income
                              $0.2485          $                   $

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Lehman Brothers Aggregate Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer      Lehman Brothers
                  Bond           Aggregate
                  Fund           Bond Index
 12/94           $ 9,550           $10,000
                  11,286            11,847
 12/96            11,507            12,278
                  12,562            13,463
 12/98            13,528            14,632
                  13,095            14,512
 12/00            14,201            16,199
                  15,272            17,567
 12/02            16,611            19,369
                  18,082            20,164
 12/04            19,114            21,038

Average Annual Total Returns
(As of December 31, 2004)

Period       Net Asset Value     Public Offering Price *
--------------------------------------------------------
10 Years            7.18%                   6.69%
5 Years             7.86                    6.86
1 Year              5.71                    0.96

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

PIONEER BOND FUND
Performance Update 12/31/04 Class B Shares

Share Prices and Distributions

                                               12/31/04            6/30/04
Net Asset Value per Share                       $9.34               $9.14

Distributions per Share       Net              Short-Term          Long-Term
(7/1/04 - 12/31/04)           Investment       Capital Gains       Capital Gains
                              Income
                              $0.2484          $                   $

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Bond Fund , compared to that of the Lehman Brothers Aggregate Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer       Lehman Brothers
                 Bond            Aggregate
                 Fund            Bond Index
12/94           $10,000           $10,000
                 11,310            11,847
12/96            11,540            12,278
                 12,533            13,463
12/98            13,507            14,632
                 13,081            14,512
12/00            14,142            16,199
                 15,110            17,567
12/02            16,286            19,369
                 17,581            20,164
12/04            18,428            21,038

Average Annual Total Returns
(As of December 31, 2004)

Period       If Held     If Redeemed
------------------------------------
10 Years        6.30%         6.30%
5 Years         6.93          6.93
1 Year          4.82          0.82

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

PIONEER BOND FUND
Performance Update 12/31/04 Class Y Shares

Share Prices and Distributions

                                                 12/31/04            6/30/04
Net Asset Value per Share                         $9.32               $9.12

Distributions per Share       Net              Short-Term          Long-Term
(7/1/04 - 12/31/04)           Investment       Capital Gains       Capital Gains
                              Income
                              $0.2715          $                   $

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Bond Fund , compared to that of the Lehman Brothers Aggregate Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer      Lehman Brothers
                 Bond           Aggregate
                 Fund           Bond Index
12/94           $10,000           $10,000
                 11,816            11,847
12/96            12,047            12,278
                 13,151            13,463
12/98            14,162            14,632
                 13,709            14,512
12/00            14,868            16,199
                 16,006            17,567
12/02            17,476            19,369
                 19,103            20,164
12/04            20,315            21,038

Average Annual Total Returns
(As of December 31, 2004)

Period       If Held     If Redeemed
------------------------------------
10 Years        7.34%         7.34%
5 Years         8.18          8.18
1 Year          6.35          6.35

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A shares are used as a proxy from 10/31/78 to 9/20/01. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Portfolio Management Discussion 12/31/04

      As the domestic economy showed evidence of a sustained recovery during the second half of 2004, the U.S. Federal Reserve continued to raise short-term interest rates gradually to contain the risk of inflation and keep the economy in check. The fixed-income market reacted favorably to the Fed's series of measured increases in the Fed funds rate, with the yields of longer-term Treasuries actually declining modestly. Meanwhile corporate bonds and mortgages continued to outperform Treasuries as investors sought out higher-yielding investments in an environment of low, by historical standards, interest rates. In the following discussion, Kenneth J. Taubes discusses the factors that influenced Pioneer Bond Fund's performance during the six months. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Fund.

Q:   How did the Fund perform during six months ended December 31, 2004?

A: Pioneer Bond Fund performed well, outpacing its benchmark as well as the competitive funds average. For the six-month period, the Fund's Class A shares returned 4.92%, at net asset value. During the same six months, the Lehman Brothers Aggregate Bond Index returned 4.18%, while the average total return of the 224 funds in Lipper's Corporate Debt A-Rated Bond Fund category was also 4.18%. On December 31, 2004, the standardized 30-day SEC Yield on Class A shares was 4.00%. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What factors affected Fund performance?

A: During a period in which investors sought out yield, the Fund held to its emphasis on sectors with yield advantages over Treasuries, corporate bonds and mortgage-backed securities. Both corporate bonds and mortgage securities outperformed Treasuries, with high-yield corporate securities turning in the best performance of all sectors of the domestic bond market. Despite rising short-term rates, the yields of longer maturity Treasuries were relatively stable, and investors sought out securities with yield advantages over Treasuries. Against a backdrop of a strengthening economy, corporations generated additional cash flow, which improved the overall credit quality of corporate securities and further encouraged investments in both high-yield and investment-grade corporate debt.

     Our emphasis on high-yield and investment-grade corporate bonds as well as mortgage securities helped support Fund performance throughout the six months. At the end of the six-month period, about 55% of assets were invested in mortgage securities and about 40% were invested in corporate debt, including almost 15% high-yield bonds. We reduced our high-yield positions slightly in the final quarter of the year. As we did so, we increased our investments in mortgages, which offered yields competitive with investment-grade corporates but with higher quality. Overall average credit quality of the portfolio was raised slightly during the period from A to A+. Less significant but also helpful was our decision to keep the Fund's sensitivity to interest-rate changes -- as measured by duration -- either neutral or slightly longer than the benchmark Lehman Brothers Aggregate Bond Index. In an environment of stable to slightly-declining market interest rates, this strategy tended to benefit performance. On December 31, 2004, the Fund's average effective duration was a somewhat shorter 3.99 years.

Q: What were some of the individual holdings that most influenced portfolio performance?

A: Among the high-yield holdings that helped performance were the bonds of two steel companies: International Steel, which we sold to take profits before the period ended, and ISPAT Inland ULC, which were upgraded in credit rating after the company was acquired by a Dutch corporation. Other bonds which appreciated strongly in price were those of financial service corporates Allmerica Financial, E-Trade and Odyssey Re. Detracting from results were insurance company Provident, whose bond prices slipped amid controversy over the New York attorney general's investigation of industry practices, Toys "R" Us, which announced restructuring plans, and Intelsat, a satellite company that withdrew plans for an initial public stock offering.

Q:   What is your investment outlook?

A: We anticipate that the Federal Reserve will continue to raise the Fed funds rate at a gradual pace during 2005. The fixed-income market already has anticipated, in current bond prices, a series of further increases that would bring the Fed funds rate from 2.25% to near 3.5% by the end of the year. We believe the market rates of longer-term and intermediate-term securities already are close to being fairly valued. As a result, we anticipate that the yield curve -- which measures the relationship between short-term and longer-term interest rates -- likely will flatten during the year as short-term rates move up. In general, valuations of corporate securities appear relatively high by historical standards, but they probably are justified given the strong economic fundamentals both in the United States and throughout the globe. Strengthening economies are now helping companies across all sectors, resulting in improved cash flows and corporate profits. In this environment, we think corporate bonds should perform well, consistent with their yield advantage over Treasuries. As a result, we will continue to look for opportunities in the corporate sector. However, we expect to also put greater emphasis on mortgage securities, which offer virtually the same yields as investment grade corporate debt but have the advantage of higher credit ratings.

     Investments in high yield or lower-rated securities are subject to greater-than average risk. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Fund will generally rise. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities.

     Mortgage-backed securities are also subject to pre-payments. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER TAX FREE INCOME FUND
Performance Update 12/31/04 Class A Shares

Share Prices and Distributions

                                                  12/31/04            12/31/03
Net Asset Value per Share                         $11.67              $11.70

Distributions per Share       Net              Short-Term          Long-Term
(1/1/04 - 12/31/04)           Investment       Capital Gains       Capital Gains
                              Income
                              $0.567           $                   $

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Tax Free      Lehman Brothers
                 Income         Municipal
                  Fund          Bond Index
12/94           $ 9,550          $10,000
                 11,157           11,746
12/96            11,555           12,266
                 12,588           13,396
12/98            13,368           14,265
                 12,794           13,970
12/00            14,283           15,600
                 14,872           16,401
12/02            15,923           17,974
                 16,847           18,932
12/04            17,648           19,778

Average Annual Total Returns
(As of December 31, 2004)

Period       Net Asset Value     Public Offering Price *
--------------------------------------------------------
10 Years         6.33%               5.88%
5 Years          6.64                5.66
1 Year           4.75                0.05

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. A portion of the Fund's income may be subject to the Alternative Minimum Tax (AMT) or state and local taxes.

PIONEER TAX FREE INCOME FUND
Performance Update 12/31/04 Class B Shares

Share Prices and Distributions

                                                 12/31/04            12/31/03
Net Asset Value per Share                        $11.57              $11.59

Distributions per Share       Net              Short-Term          Long-Term
(1/1/04 - 12/31/04)           Investment       Capital Gains       Capital Gains
                              Income
                              $0.4764          $                   $

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund , compared to that of the Lehman Brothers Municipal Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Tax Free      Lehman Brothers
                 Income         Municipal
                  Fund          Bond Index
 4/95           $10,000           $10,000
                 10,794            10,957
12/96            11,081            11,443
                 11,985            12,497
12/98            12,635            13,307
                 12,002            13,032
12/00            13,296            14,553
                 13,745            15,300
12/02            14,593            16,767
                 15,320            17,661

Average Annual Total Returns
(As of December 31, 2004)

Period             If Held     If Redeemed
------------------------------------------
Life of Class
(4/28/95)             4.94%         4.94%
5 Years               5.84          5.84
1 Year                4.07          0.07

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. A portion of the Fund's income may be subject to the Alternative Minimum Tax (AMT) or state and local taxes.

PIONEER TAX FREE INCOME FUND
Performance Update 12/31/04 Class Y Shares

Share Prices and Distributions

                                                12/31/04            12/31/03
Net Asset Value per Share                        $11.61              $11.64

Distributions per Share       Net              Short-Term          Long-Term
(1/1/04 - 12/31/04)           Investment       Capital Gains       Capital Gains
                              Income
                              $0.6085          $                   $

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund , compared to that of the Lehman Brothers Municipal Bond Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Tax Free      Lehman Brothers
                 Income         Municipal
                  Fund          Bond Index
12/94           $10,000           $10,000
                 11,683            11,746
12/96            12,101            12,266
                 13,183            13,396
12/98            14,000            14,265
                 13,399            13,970
12/00            14,957            15,600
                 15,575            16,401
12/02            16,255            17,974
                 17,264            18,932
12/04            18,151            19,778

Average Annual Total Returns
(As of December 31, 2004)

Period       If Held     If Redeemed
------------------------------------
10 Years      6.14%         6.14%
5 Years       6.26          6.26
1 Year        5.14          5.14

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A Shares are used as a proxy from 11/18/77 to 2/28/02. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. A portion of the Fund's income may be subject to the Alternative Minimum Tax (AMT) or state and local taxes.

Portfolio Management Discussion 12/31/04

      During a period when interest rates remained relatively low, Pioneer Tax Free Income Fund's exposure to investments in a variety of states and a diverse number of economic sectors provided an attractive level of tax-free income. In the following interview, David Eurkus, a member of Pioneer's Fixed Income Management Team, discusses some of the factors that had an impact on the municipal bond market and your Fund.

Q:   How did the Fund perform?

A: For the 12-month period ended December 31, 2004, Pioneer Tax Free Income Fund's Class A shares produced a 4.75% total return at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.48%, and the average return of the 297 funds in the Lipper General Municipal Debt Funds Category was 3.70%. Lipper is an independent monitor of mutual fund performance. The Fund's Class A shares generated a 30-day SEC tax-free yield of 3.88% on December 31, 2004. That translates into a taxable equivalent yield of 5.97%, based on the maximum federal income-tax rate of 35%. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like during the period?

A: Early in the period, the strength of the economic rebound raised concerns that inflation and interest rates might rise. In this environment, there was a significant decline in the bond market, which pushed bond prices down and yields up. As the fiscal year progressed, however, reports associated with the economy indicated that the rapid pace of growth had shifted to a slower but steady rate. Despite this slight softening in the economic expansion, the Federal Reserve began tightening monetary policy, boosting the Federal funds rate on five occasions, each time by 0.25%. By yearend, the Federal funds rate was 2.25%, up from 1.00% at the start of 2004. (The Federal funds rate is the rate banks charge each other for overnight loans.) Initially, the Fed's actions caused yields to move higher, but when it appeared that inflation was under control, the yield curve flattened. (The yield curve shows the relationship between bond yields and maturity lengths.) With a flatter yield curve, short-term yields moved higher and prices declined; and longer-term yields fell or remained stable, boosting bond prices.

Q:   How did you manage the Fund in this environment?

A: We maintained a diverse portfolio with assets invested in 154 securities in 38 states. We continued to emphasize sectors that are vital to the growth of the U.S. economy. These sectors included health care/hospitals, housing, transportation, and power and energy, areas in which the underlying credit quality of the fixed-income securities tends to improve as the economy gets stronger. We also had a position in tobacco revenue bonds, which are investment-grade securities that are backed by the tobacco settlement money awarded to states. Most of the portfolio was invested in investment-grade securities, those rated BBB or better. However, about 10% was allocated to below investment-grade bonds, which had relatively high yields and which enhanced the Fund's income stream. At the end of the period, the Fund's overall quality rating was A+.

Q:   What contributed most to performance?

A: As short-term interest rates went up, the portfolio benefited from the price appreciation that resulted from the declining yields on longer-term securities. In addition, the below investment-grade bonds in the portfolio helped boost the tax-free income and prices.

Q:   What detracted from performance?

A: There were no significant detractors. Overall the portfolio was positioned for declining interest rates. Our duration could have been somewhat longer; however, it exceeded the duration of our benchmark, the Lehman Brothers Municipal Bond Index, and our peer group, the Lipper General Municipal Debt Funds Category. (Duration measures a bond's sensitivity to interest-rate changes. A shorter duration is helpful when interest rates rise, and a longer duration is usually an advantageous when interest rates decline.)

Q:   What is your outlook for the next six months?

A: We believe that the economy is on a positive growth path and expect the Fed to continue making modest interest-rate hikes over the near term. Therefore, we expect short-term rates to move higher and long-term rates to remain stable or possibly decline. In this environment, income could become a larger component of performance.

     A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the fund will generally rise. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Investments in the fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER SHORT TERM INCOME FUND
Performance Update 2/28/05 Class A Shares

Share Prices and Distributions

                                                2/28/05             8/31/04
Net Asset Value per Share                        $9.88               $10.02

Distributions per Share       Net              Short-Term          Long-Term
(9/1/04 - 2/28/05)            Investment       Capital Gains       Capital Gains
                              Income
                              $0.1520          $                   $

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund at public offering price, compared to that of the Lehman Brothers One- to Three-Year Government/Credit Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer      Lehman Brothers
                           Short Term    One- to Three-Year
                             Income      Government/Credit
                              Fund             Index
            7/04             $9,750           $10,000
                              9,804            11,746
            2/05              9,816            12,266

Average Annual Total Returns
(As of February 28, 2005)

Period              Net Asset Value     Public Offering Price *
---------------------------------------------------------------
Life of Class
     (7/8/04)            0.71%                  -1.84%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers One- to Three-Year Government/Credit Index measures the performance of the short term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

PIONEER SHORT TERM INCOME FUND
Performance Update 2/28/05 Class B Shares

Share Prices and Distributions

                                                2/28/05             8/31/04
Net Asset Value per Share                        $9.88              $10.01

Distributions per Share       Net              Short-Term          Long-Term
(9/1/04 - 2/28/05)            Investment       Capital Gains       Capital Gains
                              Income
                              $0.1097          $                   $

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund , compared to that of the Lehman Brothers One- to Three-Year Government/ Credit Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer     Lehman Brothers
               Short Term   One- to Three-Year
                 Income     Government/Credit
                  Fund            Index
7/04            $10,000           $10,000
                  9,840            10,061
2/05              9,822            10,078

Average Annual Total Returns
(As of February 28, 2005)

Period             If Held     If Redeemed
------------------------------------------
Life of Class
(7/8/04)            0.20%        -1.78%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers One- to Three-Year Government/Credit Index measures the performance of the short term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

PIONEER SHORT TERM INCOME FUND
Performance Update 2/28/05 Class Y Shares

Share Prices and Distributions

                                                2/28/05             8/31/04
Net Asset Value per Share                        $9.89              $10.01

Distributions per Share       Net              Short-Term          Long-Term
(9/1/04 - 2/28/05)            Investment       Capital Gains       Capital Gains
                              Income
                              $0.1097          $                   $

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund at public offering price, compared to that of the Lehman Brothers One- to Three-Year Government/Credit Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer     Lehman Brothers
               Short Term   One- to Three-Year
                 Income     Government/Credit
                  Fund            Index
7/04            $10,000           $10,000
                 10,057            10,078
2/05             10,108            10,061

Average Annual Total Returns
(As of December 31, 2004)

Period              If Held     If Redeemed
-------------------------------------------
Life of Class
     (7/8/04)        1.08%         1.08%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers One- to Three-Year Government/Credit Index measures the performance of the short term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Portfolio Management Discussion 2/28/05

      In the following interview, Richard Schlanger, the Fund's Lead portfolio Manager, discusses the factors that influenced performance for the semiannual period ended February 28, 2005.

Q. How would you characterize the market environment for fixed-income investors over the six-month period?

A. On balance, the economy continued to show evidence of solid growth, although some of the employment statistics have not been as robust as in past recoveries. Given this backdrop, the Federal Reserve continued to execute a "measured" approach to removing its accommodative stance with respect to short-term interest rates. This took the form of three separate hikes in the benchmark fed funds rate (the interbank overnight lending rate) totaling three-quarters of a percentage point over the period.

     While long-term interest rates were relatively stable, shorter-term bonds experienced yield increases -- and corresponding price declines -- over the period. Yields on shorter-maturity issues rose substantially over the period, with both the six-month and two-year Treasuries experiencing yield increases of just over one percentage point. By contrast, long-term interest rates ended the period only slightly higher than where they began, with the ten-year Treasury yield increasing approximately one-quarter percentage point.

Q.   How did the Fund perform in this environment?

A. The Fund's total return from August 31, 2004, through February 28, 2005 was a positive 0.12%, versus -0.16% for the unmanaged benchmark index, the Lehman Brothers One-to Three-Year Government/Credit Index. The return number is for Class A shares and does not include the impact of any sales charge paid.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and Pioneer Short Term Income Fund principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     The Fund also continued to deliver good income. The 30-day SEC yield for Class A shares on February 28, 2005, was 2.47%. This yield reflects the waiver of certain expenses by the investment advisor; without the waiver, the 30-day SEC yield for Class A shares would have been 1.99%.

     The Fund's absolute return for the six-month period primarily reflects a difficult environment for short-term bonds, as yields increased and prices generally fell among these issues.

     We believe the Fund's comparatively better performance versus its benchmark index can be attributed to a combination of:

     1. shorter overall portfolio duration -- a measure of interest rate sensitivity -- which helped cushion against pervasive price declines;

     2. security selection favoring mortgage pass-through securities, an area of the bond market that outperformed Treasury securities.

Q.   What is your outlook?

A. We continue to believe that, despite some underlying strain, the global economy is on a path of solid growth, led by the United States, which appears positioned to deliver GDP growth in the 3.5% to 4.0% range for the near-to-intermediate term. Growth at this level would support solid expansion in employment over time and could put some upward pressure on inflation and interest rates. In addition, the decline of the U.S. dollar and continued high oil prices both suggest that a rise in inflation would not be surprising, with a corresponding impact on interest rates. Finally, the lack of progress in reducing the U.S. budget deficit may also lead to rising interest rates over time. With respect to short-term rates, we expect the Fed to continue on a course to raise rates gradually over the next year or so in an effort to contain potential inflationary pressures while allowing the economy to continue on its current growth path.

Q.   How is the Fund currently positioned?

A. In view of our outlook for continued solid economic growth, the Fund is somewhat conservatively positioned from the perspective of sensitivity to changes in interest rates. At the end of February, the Fund's weighted average maturity was 1.38 years, well under the Fund's maximum of three years.

     Average quality of the Fund's portfolio is currently a high "AA." We continue to maintain broad exposure to a number of areas of the bond market, while seeking to identify and benefit from relative value among sectors. Currently, yield differentials are quite narrow among sectors on the short end of the curve. For instance, high-quality corporates offer less than half of a percentage point of additional yield versus Treasuries of comparable maturity. At the end of February, our weighting in corporate bonds accounted for about 22% of Fund assets, at the low end of our anticipated range.

     Nearly 35% of the Fund's assets are invested in mortgage pass-through securities, down from approximately 40% at the beginning of the period, again reflecting our view on relative value. Our holdings among pass-throughs are focused on "balloon" mortgages with shorter maturities, as well as collateralized mortgage obligations that we believe carry low risk of experiencing a slowing of prepayments (and corresponding increase in duration.

     U.S. Treasury issues totaled about 32% of assets at period end, including a small position (approximately 3.7%) in short-term "STRIPS" or "zero coupon" bonds. STRIPS are purchased at a discount to face value and redeemed at par value upon maturity, and the position is anticipated to provide an additional measure of support for the Fund's share price.

     Going forward, we will continue to seek to provide a high level of current income while maintaining a relatively stable share price. While the Fund's share price will fluctuate, our focus on shorter-term bonds is designed to reduce price volatility in comparison to longer term alternatives. We believe the Fund's high quality and limited exposure to interest-rate changes makes it an attractive option for investors seeking to maintain important fixed-income exposure in an uncertain environment.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER TAX FREE MONEY MARKET FUND
Performance Update 12/31/04

Share Prices

                                               12/31/04            12/11/04
Net Asset Value per Share                       $1.00               $1.00
Class A Shares

Distributions per Share                        Class A Shares
(12/11/04 - 12/31/04)
                              Income          Short-Term          Long-Term
                              Dividends       Capital Gains       Capital Gains
                              $0.0004         $                   $

* Assumes daily compounding of dividends. The 7-day effective yield if fees and expenses were not subsidized would be as follows: Class A 0.76%.

Performance data shown represents past performance. Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Portfolio Management Discussion 12/31/04

      On August 2, 2004, Pioneer Investments assumed management of the former Safeco Funds. In the following interview, David Eurkus, a member of the fixed income team, details the investment environment for tax-free money funds during the 12-month period ended December 31, 2004, the Fund's performance for the period, and the Fund's portfolio strategy going forward.

Q: Will you describe what, if anything, has changed and what has remained the same in the transition of Fund management to Pioneer?

A: As a Safeco product, and now as Pioneer Tax Free Money Market Fund, this has been and will continue to be a very conservative offering. We are keeping the Fund as a high quality, liquid product. We will not compromise stability of principal in any way by taking on additional risk to secure a more competitive yield than our peers. Safety of principal is paramount and, as part of the objective, we will continue to seek tax-free income for the Fund's shareholders.

Q:   How did the Fund perform during its most recent fiscal year?

A: For the 12-month period ended December 31, 2004, the Fund's Class A shares posted a 0.58% total return at net asset value. (The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.) In comparison, the Lipper Tax-Exempt Money Market Average returned 0.56%. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Will you describe the investing environment for tax-exempt money funds during the time period?

A: Prior to June 2004, short- and long-term interest rates had continued to fall since the stock market bubble burst in 2001. Early last year, one-year tax-free money market rates fell as low as 0.50%. Then, as the U.S. economy began to show modest improvement in the first half of 2004, the Federal Reserve indicated that the economy and job growth were showing signs of improvement and that the Fed was becoming more concerned about the possibility of rising inflation rather than deflation. The Fed also hinted that it would begin to raise short-term interest rates in the second half of 2004, but at a "measured" pace. The Fed then raised short-term interest rates by 25 basis points at each of its five meetings in the second half of the year. As a result, the one-year Bond Buyer Index, the market's measurement of tax-exempt money market rates, rose from 0.50% at the start of the year to 1.25% at year end. Historically, those are still extremely low rates. Supply and demand for tax-exempt money market securities continue to be well balanced. This is evidenced by the still significant amount of assets being held in taxable as well as tax-free money market funds. Investor demand continues to be substantial, and there is ample supply to deal with the asset base.

Q:   What has been your strategy since assuming management of the Fund last
     August?

A: We continue to maintain broad diversification, both on a regional and national basis, with AAA credits in revenue as well as general obligation issues. As a Seattle-based fund, the previous Safeco product was regionally focused, with investments based in Colorado, Texas and Alaska as its top three portfolio concentrations. As we continue to emphasize safety of principal we will be changing to a more nationally focused diversification strategy. The Fund invests in floating rate securities (55% of portfolio assets as of December 31, 2004) as well as fixed-rate instruments (45% of assets). The interest rate of floating rate securities adjusts periodically based on indices such as the Bond Buyer Index and the Fed funds rate. As of December 31, the Fund's effective maturity was 56 days. With the Fed's series of short term interest rate increases, the yield curve is changing, and we will adjust the portfolio accordingly. As some six- and 12-month securities in the portfolio mature we are converting them to cash in anticipation of further short-term interest rate increases. That will gradually decrease the Fund's weighted average maturity in the short term. Over the long term this strategy should benefit shareholders because we will be reinvesting at higher rates than the yields that are currently available. In terms of portfolio quality, over 90% of the portfolio is AAA-rated, with the balance rated AA. (Ratings apply to underlying securities, not Fund shares.)

Q:   What is your outlook?

A: In the months ahead, we foresee continued modest growth in the U.S. economy. We also think that the Fed will maintain its bias for measured increases in short-term interest rates over the next several months. A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. Investing in foreign and/ or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Fund will generally rise. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
AMSOUTH HIGH QUALITY BOND FUND (formerly the AMSOUTH BOND FUND)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER
John P. Boston, CFA
Chief Fixed Income Officer

AmSouth Bank
AmSouth Asset Management, Inc.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth High Quality Bond Fund seeks to take advantage of changes in interest rates to pursue strong returns. We buy longer bonds when interest rates are high and expected to fall, and shorter bonds when interest rates are low and expected to rise. The change in the average maturity or duration is one of the most powerful determinants of return. Through the active use of high-quality investments, we strive to obtain excellent returns."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.94% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 4.02% total return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -1.16%, -1.30%, 6.31% and 6.54%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. Yields on short-term bonds rose during the period, while yields on longer-term bonds declined. The decline in long-term bond yields helped the Fund produce positive returns. The Fund benefited from its position in corporate issues, which outperformed Treasury bonds.

The Fund held an average duration shorter than that of the benchmark throughout the period. We established and maintained that position to protect against a rise in interest rates. That strategy left the Fund underexposed to long-term bonds, so the relative strength of those securities weighed on returns versus the benchmark.(+)

We lengthened the Fund's duration late in the period to benefit from any further flattening of the yield curve--that is, any further decline in long-term rates relative to short-term rates. That strategy boosted the Fund's relative returns during January. The Fund began the recent six-month period with an average duration of 4.61 years, and ended the period with an average duration of 5.05 years.(+)

The Fund held an overweight position in corporate bonds throughout the period. That helped relative returns, as corporate bonds significantly outperformed government-issued securities. The Fund's high-quality focus prevented it from benefiting from even stronger performance among lower-quality corporate bonds, which resulted in the Fund lagging its benchmark.(+)

(1)  See Glossary of Terms for additional information.

(+)  The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH FLORIDA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas manages the AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund and the AmSouth Tennessee Tax-Exempt Fund. Ms. Thomas joined the Asset Management Division in 1983 after working in Corporate Finance since 1973. Prior to moving to the Fixed Income team, she held positions as an equity analyst and a portfolio manager. She earned a B.A. in Economics from Stanford University and her MBA from the University of Alabama. She is a member of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Florida Tax-Exempt Fund has a portfolio of high-quality issues in a fast-growing state with a strong economic base. Interest on the bonds is exempt from both Federal income tax and the Florida intangibles tax. This portfolio is managed to potentially benefit from anticipated interest rate moves."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.29% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 3.46% return for the Fund's benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -1.78%, -2.39%, 4.44% and 4.50%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. The market for Florida municipal debt was similar to the national municipal market: Yields on long-term municipal bonds fell, while yields on short-term issues rose. This Fund over-weighted securities with durations of between four and five years. Yields on those issues declined only slightly, so capital appreciation was not a major factor in producing Fund returns.(+)

We maintained a shorter average duration than that of the Fund's benchmark throughout the period, to protect against the potential for rising interest rates. That strategy prevented the Fund from holding many of the longer-term issues that performed the best during the period, hurting the Fund's returns relative to the index. We lengthened the Fund's average duration late in the period in order to capture additional yield. The Fund's holdings had an average duration of 3.86 years as of August 1, 2004, and an average duration of 4.63 years as of January 31, 2005.(+)

The Fund invests in bonds with high credit quality. Lower-quality bonds led the market, so this Fund's high-quality mandate weighed slightly on relative returns.(+)

(1)  See Glossary of Terms for additional information.

(+)  The Fund's portfolio is current to January 31, 2005 and subject to change.

--------------------------------------------------------------------------------
AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND (formerly the AMSOUTH MUNICIPAL BOND
FUND)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas manages the AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund and the AmSouth Tennessee Tax-Exempt Fund. Ms. Thomas joined the Asset Management Division in 1983 after working in Corporate Finance since 1973. Prior to moving to the Fixed Income team, she held positions as an equity analyst and a portfolio manager. She earned a B.A. in Economics from Stanford University and her MBA from the University of Alabama. She is a member of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.


INVESTMENT CONCERNS

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"With the AmSouth High Quality Municipal Bond Fund, we concentrate on high-quality municipal bonds--those in the top three rating classes, or of comparable quality. As with other AmSouth bond funds, we strive to achieve strong returns by taking advantage of anticipated changes in interest rates."
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--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.01% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower) during the period. In comparison, the Fund's benchmark the Merrill Lynch 1-12-Year Municipal Bond Index(1) returned 3.46%.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -2.10%, -2.59%, 4.57% and 4.49%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund during the period?

A. Yields on long-term municipal bonds declined, while yields on short-term municipal bonds rose. Yields on the four- to five-year securities which we overweighted declined only slightly, so capital appreciation contributed relatively little to Fund gains. Instead, bond yields generated most of the Fund's positive returns.(+)

The Fund held a shorter average duration than that of the benchmark throughout the period, in order to protect against rising interest rates. That approach weighed on relative returns, since it prevented the Fund from holding many of the longer-term issues that performed the best. We lengthened the Fund's average duration late in the period in order to obtain additional yield for shareholders. The Fund held an average duration of 3.91 years as of August 1, 2004, and ended the period on January 31, 2005 with an average duration of 4.80 years.(+)

The Fund held bonds with very high credit quality, in keeping with its high-quality mandate. That had a mildly negative effect on returns against the benchmark, as lower-quality bonds led the market.(+)

(1)  See Glossary of Terms for additional information.

(+)  The Fund's portfolio is current to January 31, 2005 and subject to change.

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AMSOUTH TENNESSEE TAX-EXEMPT FUND
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PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas manages the AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund and the AmSouth Tennessee Tax-Exempt Fund. Ms. Thomas joined the Asset Management Division in 1983 after working in Corporate Finance since 1973. Prior to moving to the Fixed Income team, she held positions as an equity analyst and a portfolio manager. She earned a B.A. in Economics from Stanford University and her MBA from the University of Alabama. She is a member of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

INVESTMENT CONCERNS
The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

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PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Tennessee Tax-Exempt Fund generates income that is exempt from both Federal and the state of Tennessee income tax. The Fund only invests in the securities in the top three rating classes, or ofcomparable quality. As with the other AmSouth bond funds, we strive to enhance long-term performance by the capitalizing on the expected changes in interest rates"
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 1.59% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). The Fund's benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index(1), returned 3.46%.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -2.50%, -3.10%, 4.09% and 3.96%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance during the period?

A. Tennessee municipal bonds generally performed in line with other states' municipal bonds during this period, as yields fell on the long end of the yield curve and rose on the short end. The Fund over-weighted securities with durations between four and five years. Yields in that section of the curve declined only modestly, so the yields produced by the Fund's portfolio were a major factor in generating returns.(+)

We maintained a relatively short average duration throughout the period, to protect shareholders' capital in case interest rates increased. The Fund held few of the long-term issues that led the market, so the strategy dragged on relative returns for the period as a whole. We lengthened the Fund's average duration late in the period in order to capture additional yield. The Fund's portfolio held securities with an average duration of 3.75 years as of August 1, 2004, and an average duration of 4.39 years as of January 31, 2005.(+)

This Fund's mandate calls for it to maintain a portfolio with high credit quality. High-quality bonds lagged lower-quality issues during this period, so the Fund's emphasis on high-quality securities dragged modestly on relative returns.(+)

(+)  The Fund's portfolio is current to January 31, 2005 and subject to change.

(1)  See Glossary of Terms for additional information.

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AMSOUTH LIMITED TERM BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER
John P. Boston, CFA
Chief Fixed Income Officer

Scott Flurry, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

Scott Flurry co-manages the AmSouth Limited Term Bond Fund. Mr. Flurry joined AmSouth Asset Management in 2003. Prior to joining AmSouth, Mr. Flurry managed equity and fixed income portfolios at a large, regional bank since 1993. Mr. Flurry earned his B.S. in Finance from the University of Alabama and holds the Chartered Financial Analyst designation.

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PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Limited Term Bond Fund was designed to fill the gap between money market funds and long-term bond funds. For investors looking for a diversified bond fund, this Fund represents the first step out on the 'risk/return' spectrum from the money market arena."
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INVESTMENT CONCERNS

Short- or intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------
Q&A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 0.55% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 1.22% total return for the Fund's benchmark, the Merrill Lynch 1-5-Year Government/Corporate Bond Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 2.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -3.51%, -3.57%, 4.19% and 5.06%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com

Q. What factors affected the Fund's performance?

The Fund held a shorter average duration than the benchmark throughout the period, in order to protect against the risk of rising interest rates. That strategy hurt relative performance during the first three months, as short-term yields declined. The Fund's relatively short average duration then helped returns against the benchmark when yields rose during the second half of the recent period. The Fund sacrificed some yield to pursue its low-duration strategy, particularly early in the period when the yield curve was steeper, with higher yields on longer-term issues.(+)

The Fund was overweight corporate bonds during the entire period, which helped relative returns significantly. One- to five-year corporate bonds returned 43 basis points (0.43%) more than the index for the period as a whole. The beneficial effect of the Fund's overweight position in corporate bonds was tempered somewhat by the overall superior credit quality of the Fund, as lower rated corporate bonds were by far the best performers.(+)

We further increased the Fund's overweight position in corporate bonds during the period. The Fund held 53% of its assets in corporate issues as of August 1, 2004, compared to 60% by the end of the period.(+)

(1) See Glossary of Terms for additional information.

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

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AMSOUTH MONEY MARKET FUNDS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS                 Ms. Taylor manages the taxable AmSouth Money
                                   Market mutual funds. She joined the AmSouth Asset
Christine Taylor                   Management Division in 2002 after completing
Fund Manager                       AmSouth Bank's Management Associate Program. Prior
                                   to moving to the Fixed Income team, she was a
Kristie K. Jones                   portfolio manager managing personal portfolios at
Fund Manager                       AmSouth. She earned a B.S. in Finance from the
                                   University of South Alabama. Ms. Taylor holds a
AmSouth Bank                       Series 65 license and is a Level II candidate for
AmSouth Asset Management, Inc.     the chartered Financial Analyst designation.

                                   Ms. Jones manages the AmSouth Tax-Exempt Money
                                   Market Fund. Prior to moving to the Fixed Income
                                   team, she was a portfolio manager managing
                                   personal portfolios at AmSouth. She earned her
                                   B.S. in Finance with a concentration in Real
                                   Estate from the University of Alabama. She holds
                                   her Series 7 and Series 65 licenses. Ms. Jones is
                                   currently a candidate for Level II of the
                                   Chartered Financial Analyst designation.

INVESTMENT CONCERNS

Investments in the Prime, the Treasury Reserve, the Tax-Exempt, and the Institutional Prime Obligations Money Market Funds are neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The AmSouth Tax Exempt Money Market Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.


--------------------------------------------------------------------------------
Q&A

Q. What factors affected the Funds' performance during the six-month period ended January 31, 2005?

A. The Federal Reserve Board raised its target short-term interest rate four times, for a total increase of one percentage point. Those increases pushed up yields on short-term debt. Rising short-term yields allowed the Funds to capture additional yield for shareholders as the period progressed.

The Funds' investments had average maturities shorter than those of their benchmarks throughout the period. That strategy provided the flexibility to invest in higher-yielding securities as rates rose, while protecting shareholders' capital. The Funds' relatively short average maturities boosted performance against their benchmarks.(+)

These Funds, except for the Tax-Exempt Money Market Fund, focus on high-quality fixed- and variable-rate securities. A limited supply of high-quality commercial paper prevented the Funds from adding multiple new commercial paper names to the portfolios. The Funds found opportunities in overnight repurchase agreements, which adjust their yields on a day-to-day basis and therefore reflected changes in Federal Reserve policy. The Tax-Exempt Money Market Fund emphasized variable-rate securities, which benefited from the rising-rate environment.(+)

o As of January 31, 2005, the Prime Obligations Fund's average maturity was 28 days, compared with 28 days on July 31, 2004 and 59 days on January 31, 2004.(+)

o As of January 31, 2005, the Tax-Exempt Fund's average maturity was 20 days, compared with 19 days on July 31, 2004 and 35 days on January 31, 2004.(+)

o As of January 31, 2005, the Treasury Reserve Fund's average maturity was 19 days, compared with 22 days on July 31, 2004 and 45 days on January 31, 2004.(+)

o As of January 31, 2005, the Institutional Prime Obligations Fund's average maturity was 27 days, compared with 29 days on July 31, 2004 and 64 days on January 31, 2004.(+)

(+) The Fund's portfolio is current to January 31, 2005 and subject to change.

S88569                                                           17974-00-0805

   [Logo]
AMSOUTH FUNDS


               August 2005



               Dear Shareholder,


               I am writing to let you know that a meeting will be held Thursday, September 22, 2005, for shareholders to vote on an important proposal affecting the AmSouth Funds. As an AmSouth Fund shareholder, we ask that you voice your opinion on this matter by voting on this proposal.

               This package contains information about the proposal, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card; or you may vote by telephone or via the Internet. If we do not receive sufficient votes, we will try to obtain more votes with additional mailings or phone solicitation. Both of these are costly processes.

The Board of Trustees recommends that you vote FOR the proposal.

               The proposal has been reviewed by the AmSouth Funds' Board of Trustees, whose primary role is to protect the interests of shareholders. AmSouth Asset Management Inc. ("AAMI"), the investment adviser to the AmSouth Funds, and its parent company AmSouth Bank, have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

               The Trustees recommend that you vote FOR the proposal.

               Here is what a FOR vote means for the proposal.

               Proposal 1:

If the reorganization is approved by your AmSouth Fund, you will become a shareholder of a pioneer fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund.

               Approval of an Agreement and Plan of Reorganization between your AmSouth Fund and a Pioneer Fund. Your AmSouth Fund will transfer all of its assets to a Fund managed by Pioneer with a substantially similar investment objective and similar investment policies as your Fund in exchange for shares of the Pioneer Fund and the assumption by the Pioneer Fund of your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value at the closing (or, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities). Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become a shareholder of a corresponding Pioneer Fund. If the reorganization is not approved, the Board for each AmSouth Fund will consider what alternative action to take. Such action could include liquidation of the Fund.


                                                       Continued on reverse side

    [Logo]
AMSOUTH FUNDS



               Here's How to Vote

It's quick and easy to vote your shares.You can vote by touchtone telephone, Internet or mail. All the materials you need are enclosed.

               To vote by telephone or via the Internet you will need the Control Number that appears in the box on the front side of your proxy card. You will also find on the proxy card the tollfree number to call for telephone voting and the Web address to use for Internet voting. Regardless of which method you use, simply identify yourself with your Control Number and follow the simple instructions. Voting by touchtone phone and the Internet is available 24 hours a day. Of course, if you prefer to vote by mail, simply complete and sign the enclosed proxy card and mail it in the postagepaid envelope provided.

               PLEASE NOTE: You may receive more than one proxy package.

Please vote all proxy cards received.

               Twenty-three AmSouth Funds are involved in this proxy solicitation. For print production reasons, the Funds have been grouped into five separate proxy statements as follows:

               Statement 1 - Capital Growth Fund, Enhanced Market Fund, International Equity Fund, Large Cap Fund, Mid Cap Fund, Select Equity Fund, Small Cap Fund and Value Fund.

               Statement 2 - Balanced Fund, Strategic Portfolios: Aggressive Growth Portfolio, Strategic Portfolios: Growth Portfolio, Strategic Portfolios: Growth and Income Portfolio and Strategic
               Portfolios: Moderate Growth and Income Portfolio.

               Statement 3 - High Quality Bond Fund, Florida TaxExempt Fund, Institutional Prime Obligations Money Market Fund, Limited Term Bond Fund, High Quality Municipal Bond Fund, TaxExempt Money Market Fund and Tennessee TaxExempt Fund.

               Statement 4 - Government Income Fund and Treasury Reserve Money Market Fund.

               Statement 5 - Prime Money Market Fund.

               Depending on the Funds in which you are invested, you may receive more than one proxy package. Each package will contain a proxy card(s) for your account(s) in the Funds included. These packages may not all arrive on the same day. It is very important that you vote all proxy cards received - by phone, via the Internet or by mail.

               Thank you for your prompt response.


               Sincerely,


               /s/ Michael C. Daniel


               Michael C. Daniel

               President


                                                               17996-00-0805 BEN

   [Logo]
AMSOUTH FUNDS



               August 2005



               Dear Shareholder,

               I am writing to let you know that a meeting will be held Thursday, September 22, 2005, for shareholders to vote on an important proposal affecting the AmSouth Funds. As an AmSouth Fund shareholder, we ask that you voice your opinion on this matter by voting on this proposal.

               This package contains information about the proposal, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card; or you may vote by telephone or via the Internet. If we do not receive sufficient votes, we will try to obtain more votes with additional mailings or phone solicitation. Both of these are costly processes.

The Board of Trustees recommends that you vote FOR the proposal.

               The proposal has been reviewed by the AmSouth Funds' Board of Trustees, whose primary role is to protect the interests of shareholders. AmSouth Asset Management Inc. ("AAMI"), the investment adviser to the AmSouth Funds, and its parent company AmSouth Bank, have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

               The Trustees recommend that you vote FOR the proposal.

               Here is what a FOR vote means for the proposal.

               Proposal 1:

If the reorganization is approved by your AmSouth Fund, you will become a shareholder of a Pioneer Fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund.

               Approval of an Agreement and Plan of Reorganization between your AmSouth Fund and a Pioneer Fund. Your AmSouth Fund will transfer all of its assets to a Fund managed by Pioneer with a substantially similar investment objective and similar investment policies as your Fund in exchange for shares of the Pioneer Fund and the assumption by the Pioneer Fund of your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value at the closing (or, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities). Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become a shareholder of a corresponding Pioneer Fund. If the reorganization is not approved, the Board for each AmSouth Fund will consider what alternative action to take. Such action could include liquidation of the Fund.



                                                       Continued on reverse side

   [Logo]
AMSOUTH FUNDS



               Here's How to Vote

It's quick and easy to vote your shares.you can vote by touchtone telephone, Internet or mail. All the materials you need are enclosed.

               To vote by telephone or via the Internet you will need the Control Number that appears in the shaded box on the front side of your proxy card. You will also find on the proxy card the tollfree number to call for telephone voting and the Web address to use for Internet voting. Regardless of which method you use, simply identify yourself with your Control Number and follow the simple instructions. Voting by touchtone phone and the Internet is available 24 hours a day. Of course, if you prefer to vote by mail, simply complete and sign the enclosed proxy card and mail it in the postagepaid envelope provided.

               PLEASE NOTE: You may receive more than one proxy package.

               Twenty-three AmSouth Funds are involved in this proxy solicitation. For administrative ease, the Funds have been grouped into five separate proxy statements as follows:

               Statement 1 - Capital Growth Fund, Enhanced Market Fund, International Equity Fund, Large Cap Fund, Mid Cap Fund, Select Equity Fund, Small Cap Fund and Value Fund.

               Statement 2 - Balanced Fund, Strategic Portfolios: Aggressive Growth Portfolio, Strategic Portfolios: Growth Portfolio, Strategic Portfolios: Growth and Income Portfolio and Strategic
               Portfolios: Moderate Growth and Income Portfolio.

               Statement 3 - High Quality Bond Fund, Florida TaxExempt Fund, Institutional Prime Obligations Money Market Fund, Limited Term Bond Fund, High Quality Municipal Bond Fund, TaxExempt Money Market Fund and Tennessee TaxExempt Fund.

               Statement 4 - Government Income Fund and Treasury Reserve Money Market Fund.

               Statement 5 - Prime Money Market Fund.

Please vote all proxy cards received.

               Depending on the Funds in which you are invested, you may receive more than one proxy package. Each package will contain a proxy card(s) for your account(s) in the Funds included. These packages may not all arrive on the same day. It is very important that you vote all proxy cards received - by phone, via the Internet or by mail.

               Please feel free to call AmSouth at 1-800-451-8382 or Pioneer at 1-800-225-6292 if you have any questions about the proposal or the process for voting your shares. Thank you for your prompt response.

               Sincerely,


               /s/ Michael C. Daniel


               Michael C. Daniel

               President


                                                               17978-00-0805 REG